As filed with the Securities and Exchange Commission on March 1, 1996.

                                               1933 Act Registration No. 33-12
                                                    1940 Act File No. 811-4401


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                     Pre-Effective Amendment No.
                                                 -------
                      Post-Effective Amendment No.   32                    x
                                                   ------

                                    and/or
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940
                             Amendment No.   34                            x
                                           ------
                       (Check appropriate box or boxes)

                   PRINCIPAL PRESERVATION PORTFOLIOS, INC.

              (Exact name of registrant as specified in charter)


     215 NORTH MAIN STREET
     WEST BEND, WISCONSIN                                   53095
     (Address of Principal Executive Offices)               (Zip Code)

     Registrant's Telephone Number, including Area Code:  (414) 334-5521


                             ROBERT J. TUSZYNSKI
                         Vice President and Treasurer
                   PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                            215 NORTH MAIN STREET
                          WEST BEND, WISCONSIN 53095
                   (Name and Address of Agent for Service)

                                   Copy to:

                           CONRAD G. GOODKIND, ESQ.
                               Quarles & Brady
                          411 East Wisconsin Avenue
                          Milwaukee, Wisconsin 53202

     Approximate Date of Proposed Public Offerings: As soon as practicable following the effective date of this amendment to the registration statement.

               It is proposed that this filing will become effective
                     immediately upon filing pursuant to paragraph (b)
               -----
                     on (date) pursuant to paragraph (b)
               -----
                 X   60 days after filing pursuant to paragraph (a)(1)
               -----

                     on (date) pursuant to paragraph (a)(1)
               -----
                     75 days after filing pursuant to paragraph (a)(2) of rule
               -----
               485.

               If appropriate, check the following:
                     this post-effective amendment designates a new
               -----
               effective date for a previously filed post-effective amendment

     Registrant has elected to register an indefinite number of shares of Common Stock, $0.001 par value, pursuant to Rule 24f-2 under The Investment Company Act of 1940. The Registrant's Rule 24f-2 Notice for the year ended December 31, 1995 was filed on February 27, 1996.

                   PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                                  FORM N-1A

                            CROSS REFERENCE SHEET

Form N-1A
Item No.                                 Prospectus Heading
--------                                 ------------------

       PART A

 1.   Cover Page....................     Cover Page

 2.   Synopsis......................     Questions and Answers; Expenses

 3.   Condensed Financial
        Information.................     Financial Highlights

 4.   General Description of
        Registrant..................     Questions and Answers; Description of
                                         Shares

 5.   Management of the Fund........     Management; Determination of Net Asset
                                         Value Per Share; Portfolio Transactions
                                         and Brokerage; Other Information

 6.   Capital Stock and Other
        Securities..................     Redemptions; Tax Status; Description of
                                         Shares

 7.   Purchase of Securities Being
        Offered.....................     Purchase of Shares; Determination of
                                         Net Asset Value Per Share; Redemptions;
                                         Distribution Expenses

 8.   Redemption or Repurchase......     Redemptions

 9.   Pending Legal Proceedings.....     None


      PART B

10.   Cover Page....................     Cover Page

11.   Table of Contents.............     Table of Contents

12.   General Information and
        History.....................     Historical Information

13.   Investment Objectives and
        Policies....................     Investment Program; Investment
                                         Restrictions

14.   Management of the Fund........     Management of Principal Preservation

15.   Control Persons and Principal
        Holders of Securities.......     Control Persons and Principal Holders
                                         of Securities

16.   Investment Advisory and
        Other Services..............     Management of Principal Preservation -
                                         The Investment Advisors

17.   Brokerage Allocation
        and Brokerage...............     Portfolio Transactions and Brokerage

18.   Capital Stock and Other
        Securities..................     Determination of Net Asset Value Per
                                         Share; Tax Status

19.   Purchase, Redemption and
        Pricing of Securities
        Being Offered...............     Determination of Net Asset Value Per
                                         Share; Purchase of Shares; Distribution
                                         Expenses

20.   Tax Status....................     Tax Status

21.   Underwriters..................     Purchase of Shares

22.   Calculation of Performance
        Data .......................     Performance Information; Portfolio
                                         Ratings

23.   Financial Statements               Financial Statements


                         (PRINCIPAL PRESERVATION LOGO)

                                 May 1, 1996

                                   PROSPECTUS


                             PRINCIPAL PRESERVATION
                                PORTFOLIOS, INC.


  Five portfolios (the ''Portfolios'') of the Principal Preservation Portfolios, Inc. (''Principal Preservation'') family of mutual funds are offered by this
Prospectus:

                              GOVERNMENT PORTFOLIO
                              TAX-EXEMPT PORTFOLIO
                             S&P 100 PLUS PORTFOLIO
                             SELECT VALUE PORTFOLIO
                          DIVIDEND ACHIEVERS PORTFOLIO



  The risks and special characteristics of investing in each of the Portfolios are highlighted in the sections of this Prospectus titled ''Questions and Answers'' and ''Special Considerations.'' Each Portfolio is managed by Ziegler Asset Management, Inc. (''Ziegler Asset Management''). PanAgora Asset Management, Inc. (''PanAgora'') serves as the sub-advisor to the S&P 100 Plus Portfolio, and Skyline Asset Management, L.P. (''Skyline'') serves as sub-advisor to the Select Value Portfolio. The investment advisor and relevant sub-advisor(s) are sometimes referred to together as the ''Advisors'' of the relevant Portfolio(s). Shareholder inquiries should be directed to Principal Preservation at 215 North Main Street, West Bend, WI 53095; telephone 800-826-4600.


  This Prospectus sets forth concisely the information that an investor should know before investing in shares of any of the Portfolios. Investors should read and retain this Prospectus for future reference. A Statement of Additional Information dated May 1, 1996, containing additional information about Principal Preservation and the Portfolios has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information can be obtained without charge upon request to Principal Preservation's distributor, B.C. Ziegler and Company (''Ziegler''), 215 North Main Street, West Bend, WI 53095 (telephone 800-826-4600) or from Selected Dealers that have agreements with respect to the distribution of shares of the Portfolios.

  SHARES OF THE PORTFOLIOS ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANKING INSTITUTION, ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (''FDIC'') OR ANY OTHER GOVERNMENTAL AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE DATE OF THIS PROSPECTUS IS MAY 1, 1996.

                             QUESTIONS AND ANSWERS

WHAT ARE THE PRINCIPAL PRESERVATION PORTFOLIOS?

  Principal Preservation is a Maryland corporation organized in 1984 as an open-end, diversified investment company. Principal Preservation is a series company, which means that its Board of Directors may establish additional portfolios at any time. Two additional series of Principal Preservation, the Cash Reserve Portfolio and the Wisconsin Tax-Exempt Portfolio, are offered by separate Prospectuses.

WHAT ARE THE BENEFITS FROM INVESTING IN THE PORTFOLIOS?

  Economy of Size. The Portfolios are designed to provide investors with an opportunity to pool their money to achieve economies of size and diversification. This permits investors, whose own securities' portfolios may not be large enough to obtain individual investment management services on a cost-effective basis, to take advantage of the professional investment management expertise of the Advisors.


  A choice of portfolios. Principal Preservation offers investors five distinct portfolio choices through this Prospectus:

      Government Portfolio
      Select Value Portfolio
      Dividend Achievers Portfolio
      Tax-Exempt Portfolio
      S&P 100 Plus Portfolio


  Professional management. Each Portfolio provides professional management of your investment. Maintaining records of your investments is made timely and convenient with detailed statements of your investment activity and account status.

  Portfolio diversification. Mutual funds combine the funds of many investors to obtain a diversified portfolio. The burden of selecting securities is eased and the high cost investors would otherwise incur through smaller purchases is trimmed.

  Liquidity. Shares of any Portfolio may be redeemed at any time at their current net asset value. See ''Redemptions.''

  Retirement Plans. The tax-deferred advantages of tax-qualified retirement plans are open to investors in Principal Preservation. You can invest, with a $500 minimum investment, through an IRA. Principal Preservation makes certain prototype plans available to investors. See ''Shareholder Services - Tax Sheltered Retirement Plans.''Because most of the interest income from the Tax-Exempt Portfolios is exempt from federal income tax, shares of those Portfolios are not recommended for purchase by a tax sheltered retirement plan.

WHAT ARE THE PORTFOLIOS' INVESTMENT OBJECTIVES?

  Each Portfolio has its own investment objectives and policies. See ''Investment Objectives'' and ''Investment Program'' in this Prospectus and ''Investment Program'' in the Statement of Additional Information. There can be no assurance that a Portfolio's investment objective will be achieved.

  GOVERNMENT PORTFOLIO: to obtain the highest total return consistent with preservation of principal through investing in a portfolio of instruments and obligations issued by the U.S. Treasury, or which are backed by the unconditional full faith and credit of the United States government, its agencies or instrumentalities (''U.S. Government Securities'').

  TAX-EXEMPT PORTFOLIO: to obtain the highest total return consistent with preservation of principal through investing in high quality municipal bonds with remaining maturities of two to 20 years.

  S&P 100 PLUS PORTFOLIO: to obtain a total return which exceeds that of the S&P 100 Index by investing in a portfolio of common stocks which approximately parallels the composition of the S&P 100 Index, and by using options to attempt to enhance return and hedge protectively against adverse changes in stock market values.

  SELECT VALUE PORTFOLIO: seeks to obtain maximum capital appreciation primarily through investment in common stocks that the Advisors consider undervalued relative to earnings, book value, or potential earnings growth. The Select Value Portfolio pursues its investment objective generally by emphasizing investments in smaller to medium-sized companies, although the Portfolio is not restricted to investments in companies of any particular size.

  DIVIDEND ACHIEVERS PORTFOLIO: to obtain capital appreciation and income through investing in a portfolio of common stocks of companies that have achieved a superior record of dividend growth.

ARE THERE ANY RISKS TO CONSIDER?

  Certain securities in which the Portfolios may invest and activities in which they may engage involve special considerations and risks. For example, the cyclical nature of the stock market may affect the value of equity securities, changes in interest rates and average maturities may affect the value of debt securities, and changes in general economic conditions and in the financial positions and credit ratings of issuers may affect the value of all types of securities in which the Portfolios invest.

  The Select Value Portfolio is designed for long term investors willing to accept more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds. The Select Value Portfolio's net asset value may be subject to above-average fluctuations than the net asset values of other equity-based investment companies because greater than average risk will be assumed in investing in smaller to medium-sized companies for the purpose of seeking to maximize capital appreciation. See ''Investment Program - Select Value Portfolio.''


  Certain hedging strategies and related option transactions in which the S&P 100 Plus and Dividend Achievers Portfolios may engage and futures transactions in which the S&P 100 Plus Portfolio may engage expose those Portfolios to special risks. See ''Investment Program - Options and Futures Activities - Risks Associated With Options and Futures.''

WHAT ARE THE ADVANTAGES OF STOCK INDEXING?


  Stock indexing allows investors to purchase a package of common stocks, the value of which moves with the value of the market index it is designed to follow, such as the Standard & Poor's 100 Index, the Standard & Poor's 500 Index and the New York Stock Exchange Composite Index. Frequently, the performance of individual investment managers does not match the performance of such stock indices.

HOW DO THE PORTFOLIOS DISTRIBUTE INCOME?


  Dividends will be declared daily and paid monthly in the Government and Tax-Exempt Portfolios, and will be declared and paid quarterly in the S&P 100 Plus, Select Value, and Dividend Achievers Portfolios. Any net realized capital gains will be declared and paid annually. Investors may receive their income dividends and capital gain distributions in additional shares of the Portfolio, in additional shares in another Principal Preservation portfolio or in cash.
See ''Dividends, Capital Gains Distributions And Reinvestments.''

WHO MANAGES THE PORTFOLIOS?


  Ziegler Asset Management is the investment advisor for each of the Portfolios. PanAgora is the sub-advisor for the S&P 100 Plus Portfolio and Skyline is the sub-advisor for the Select Value Portfolio. See ''Management.''


HOW CAN SHARES BE PURCHASED?


  Shares may be purchased at the public offering price next determined after receipt of an order to purchase. The offering price is the net asset value per share plus a sales charge. Shares may be purchased from Ziegler in its capacity as distributor (the ''Distributor'') of each Portfolio's shares, or from broker-dealers and other financial institutions or firms that have entered into agreements with the Distributor with respect to their assistance in distributing shares of the Portfolios (''Selected Dealers''). See ''Purchase of Shares.'' Ziegler's principal office is at 215 North Main Street, West Bend, WI 53095; telephone 800-826-4600. The minimum initial investment in a Portfolio is $1,000. The minimum subsequent investment is $50.

HOW CAN YOU REDEEM OR EXCHANGE YOUR SHARES?

  Shares may be redeemed by mail or telephone. The redemption value of the shares is the net asset value per share as of the close of business on the day the redemption request is received in proper form. Subject to a service charge (currently $5.00), shares of any Portfolio may be exchanged for shares of any other Principal Preservation portfolio on the basis of their relative net asset value after the shares to be exchanged have been held for more than six months. See ''Redemptions'' and ''Shareholder Services.'' Information as to Principal Preservation portfolios other than the seven Portfolios offered by this Prospectus is provided by separate prospectuses, copies of which can be obtained from the Distributor.

                                                              EXPENSES

                                                                                          S&P 100       SELECT       DIVIDEND
                                                            GOVERNMENT     TAX-EXEMPT        PLUS        VALUE      ACHIEVERS
                                                             PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO      PORTFOLIO
                                                             ---------     ----------   ---------    ---------      ---------

SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Load Imposed on
    Purchases (as a percentage of offering price) (1)<F1>         3.5%           3.5%        4.5%         4.5%           4.5%
  Maximum Sales Load Imposed on
     Reinvested Dividends (as a percentage
   of offering price)                                               0%             0%          0%           0%             0%
  Deferred Sales Load (as a percentage
    of original purchase price or
     redemption proceeds)                                           0%             0%          0%           0%             0%
  Redemption Fees (as a percentage of
    amount redeemed) (2)<F2>                                        0%             0%          0%           0%             0%
  Exchange Fee                                                   $5.00          $5.00       $5.00        $5.00          $5.00

ANNUAL FUND OPERATING EXPENSES -
AFTER WAIVERS AND REIMBURSEMENTS
  (as a percentage of average net assets) (3)<F3>
  Management Fees (After Waivers) (5)<F5>                        0.60%          0.60%    0.59%(6)<F6>    0.37%          0.75%
  12b-1 Fees (4)<F4>                                             0.25%          0.25%       0.25%        0.25%          0.25%
  Other Expenses:
    Custodian Fees                                               0.04%          0.03%       0.04%        0.13%          0.06%
    Transfer Agent Fees                                          0.12%          0.09%       0.14%        0.14%          0.21%
    Other Fees (After Reimbursement) (5)<F5>                     0.14%          0.18%       0.21%        0.41%          0.03%
                                                                 -----          -----       -----        -----          -----
  Total Other Expenses                                           0.30%          0.30%       0.39%        0.68%          0.30%

  Total Fund Operating Expenses
    (After Reimbursement) (5)<F5>                                1.15%          1.15%       1.23%        1.30%          1.30%


(1)<F1>Investors may be able to qualify for a lower sales load. See ''Purchase of Shares'' and ''Shareholder Services.''

(2)<F2>Ziegler, in its capacity as transfer agent, charges a fee (presently
$7.50) for redemptions by wire transfer.


(3)<F3>The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1995. Fees paid by all of the Portfolios for custodian and transfer agent services are determined on a basis other than a straight percentage of average net assets. For a discussion of fees associated with these services, see ''Management - The Advisors.''


(4)<F4>Prior to July 1, 1995, fees payable under Principal Preservation's Rule
12b-1 Distribution Plan by the Government, Tax-Exempt, S&P 100 Plus and Dividend
Achievers Portfolios were assessed only on assets held in accounts opened on or after March 1, 1991. On July 1, 1995, an amendment to Principal Preservation's
Rule 12b-1 Distribution Plan (the ''Rule 12b-1 Distribution Plan Amendment'') went into effect, and resulted in fees being assessed on all assets of those four Portfolios. The ''Rule 12b-1 Fees'' shown in the table for those four
Portfolios have been restated to reflect implementation of the Rule 12b-1
Distribution Plan Amendment as though it had been in effect throughout all of fiscal 1995. The ''12b-1 Fees'' actually paid by the Government, Tax-Exempt,
S&P 100 Plus and Dividend Achievers Portfolios for the year ended December 31,
1995 amounted to 0.19%, 0.14%, 0.18% and 0.18% of the respective Portfolio's average net assets.

 Because the Rule 12b-1 distribution fee is paid quarterly throughout the life of the investment rather than as a one-time fee, long term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers (''NASD''), which is generally 6.25% of new sales plus an interest factor.


(5)<F5>The Advisor has committed to waive advisory fees and/or reimburse expenses to the Select Value and Dividend Achievers Portfolios so that, for fiscal 1996, the total operating expenses of those Portfolios will not exceed
1.30% of their average daily net assets. Without giving effect to such waivers and reimbursements, ''Management Fees,'' ''Other Fees,'' and ''Total Fund
Operating Expenses''for the Dividend Achievers Portfolio would have been 0.75%,
0.75% and 1.50%, respectively of the Portfolio's average net assets, and for the Select Value Portfolio those ratios would have been 0.75%, 2.55% and 3.30%, respectively.


  In connection with the implementation of the Rule 12b-1 Distribution Plan
Amendment, Ziegler committed to reimburse expenses to each of the Government, Tax-Exempt, S&P 100 Plus and Dividend Achievers Portfolios so that, on an annualized basis, their ''Total Fund Operating Expenses'' would not exceed
1.15%, 1.15%, 1.25% and 1.30%, respectively, of their average daily net assets for fiscal 1996. Without giving effect to this expense reimbursement commitment, ''Other Fees'' for these four Portfolios would have been 0.19%, 0.19%, 0.21% and 0.31%, respectively, and their ''Total Operating Expenses'' would have been 1.20%, 1.16%, 1.23% and 1.58%, respectively.


(6)<F6>Reflects a May 1, 1996 reduction in the rate of the advisory fee payable by the S&P 100 Plus Portfolio. See ''Management - The Advisors.''

EXAMPLE
You would pay the following expenses on a $1,000 investment in each Portfolio, assuming 5% annual return and redemption at the end of each time period:


                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                 ------   -------   -------   --------
Government Portfolio              $46       $70       $96      $170

Tax-Exempt Portfolio               46        70        96       170

S&P 100 Plus Portfolio             57        83       109       187

Select Value Portfolio             58        84       113       195

Dividend Achievers Portfolio       58        84       113       195


  The purpose of the table is to assist investors in understanding the various costs and expenses they will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see ''Management,'' ''Purchase Of Shares,'' ''Redemptions'' and ''Shareholder Services.'' THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

                               FINANCIAL HIGHLIGHTS


  The following Financial Highlights tables present information relating to a share of capital stock of each Portfolio outstanding for the periods presented. This information should be read in conjunction with the financial statements and related notes thereto contained in Principal Preservation's 1995 Annual Report to Shareholders, which financial statements are incorporated herein by reference. The information has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is contained in the 1995 Annual Report to Shareholders, copies of which are available without charge from the Distributor.

                                                                     GOVERNMENT PORTFOLIO


                                                                FOR THE YEARS ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------------------------------
                                    1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
                                   -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD              $8.84     $9.98     $9.64     $9.68     $9.10     $9.11     $8.88     $9.11     $9.71     $9.37

INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income              .61       .61       .63       .67       .73       .76       .75       .75       .73       .80
  Net realized and
    unrealized gains (losses)
    on investments                   .80    (1.14)       .35     (.04)       .58     (.01)       .23     (.17)     (.42)       .49
                                   -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
  TOTAL FROM INVESTMENT
    OPERATIONS                      1.41     (.53)       .98       .63      1.31       .75       .98       .58       .31      1.29
                                   -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (.61)     (.61)     (.64)     (.67)     (.73)     (.76)     (.75)     (.75)     (.73)     (.83)
  Distributions from net
    realized gains
    on investments                     -         -         -         -         -         -         -     (.06)     (.13)     (.12)
  Distribution of capital              -         -         -         -         -         -         -         -     (.05)         -
                                   -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
  TOTAL DISTRIBUTIONS              (.61)     (.61)     (.64)     (.67)     (.73)     (.76)     (.75)     (.81)     (.91)     (.95)
                                   -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
NET ASSET VALUE,
  END OF PERIOD                    $9.64     $8.84     $9.98     $9.64     $9.68     $9.10     $9.11     $8.88    $ 9.11    $ 9.71
                                   -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
                                   -----     -----     -----     -----     -----     -----     -----     -----     -----     -----

TOTAL RETURN*<F7>                  16.3%    (5.4)%     10.3%      6.8%     15.1%      8.7%     11.5%      6.5%      3.4%     14.5%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)          $49,319   $47,324   $54,327   $37,634   $32,737   $29,351   $30,631   $32,950   $31,036   $32,162
Ratio of net expenses to
  average net assets               1.1%+      1.1%      1.0%      1.0%      1.1%      1.2%     1.2%+<F8>1.2%+<F8>1.3%+<F8>0.7%+<F8>
Ratio of net investment
  income to average net assets     6.5%+      6.6%      6.2%      7.0%      8.0%      8.5%     8.4%+<F8>8.3%+<F8>7.8%+<F8>7.8%+<F8>
Portfolio turnover rate            68.2%    106.1%      8.7%     10.0%     62.2%     57.1%    141.8%     36.7%     80.2%      307%


*<F7>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F8>Reflects a voluntary reimbursement of expenses of 0.02% in 1995, 0.1% in 1989, 0.5% in 1988, 0.3% in 1987 and 1.2% in 1986.


                                                           TAX-EXEMPT PORTFOLIO

                                                      For the years ended December 31,
                                    ----------------------------------------------------------------------------------------------
                                    1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
                                   -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD              $8.36     $9.41     $8.67     $8.46     $8.19     $8.23     $8.06     $8.14     $8.81     $9.02

INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income              .45       .45       .48       .50       .53       .53       .55       .55       .60       .63
  Net realized and
    unrealized gains (losses)
    on investments                  1.03    (1.05)       .74       .21       .27     (.04)       .17     (.08)     (.67)     (.21)
                                   -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
  TOTAL FROM INVESTMENT
    OPERATIONS                      1.48     (.60)      1.22       .71       .80       .49       .72       .47     (.07)       .42
                                   -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (.45)     (.45)     (.48)     (.50)     (.53)     (.53)     (.55)     (.55)     (.60)     (.63)
                                   -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
  TOTAL DISTRIBUTIONS              (.45)     (.45)     (.48)     (.50)     (.53)     (.53)     (.55)     (.55)     (.60)     (.63)
                                   -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
NET ASSET VALUE,
  END OF PERIOD                    $9.39     $8.36     $9.41     $8.67     $8.46     $8.19     $8.23     $8.06     $8.14     $8.81
                                   -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
                                   -----     -----     -----     -----     -----     -----     -----     -----     -----     -----

TOTAL RETURN*<F9>                  18.1%    (6.4)%     14.3%      8.6%     10.0%      6.2%      9.2%      6.0%    (0.9)%      5.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)          $56,443   $55,492   $68,102   $60,171   $63,932   $65,265   $73,333   $85,469  $107,471  $143,635
Ratio of net expenses to
  average net assets               1.0%+<F10> 1.0%      0.9%      0.9%      0.9%      0.9%      1.0%      1.2%      1.1%      1.1%
Ratio of net investment
  income to average net assets     4.9%+<F10> 5.2%      5.2%      5.9%      6.3%      6.6%      6.7%      6.9%      7.1%      7.2%
Portfolio turnover rate           105.9%     36.1%     56.3%     48.5%     38.3%     40.3%     21.5%     38.8%     18.0%     26.0%


*<F9>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F10>Reflects a voluntary reimbursement of expenses of 0.01% in 1995.


                                                                     S&P 100 PLUS PORTFOLIO

                                                                FOR THE YEARS ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------------------------------
                                    1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
                                  ------    ------    ------    ------    ------    ------    ------     -----    ------     -----
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD             $14.95    $15.04    $14.01    $14.22    $11.60    $12.27    $10.11     $9.62    $10.43     $9.42

INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income              .25       .25       .21       .24       .27       .28       .26       .26       .33       .38
  Net realized and
    unrealized gains (losses)
    on investments                  5.21     (.09)      1.14       .48      2.93     (.67)      2.17      1.37       .14      1.03
                                  ------    ------    ------    ------    ------    ------    ------     -----    ------     -----
  TOTAL FROM INVESTMENT
    OPERATIONS                      5.46       .16      1.35       .72      3.20     (.39)      2.43      1.63       .47      1.41
                                  ------    ------    ------    ------    ------    ------    ------     -----    ------     -----
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (.25)     (.25)     (.21)     (.24)     (.27)     (.28)     (.26)     (.26)     (.33)     (.36)
  Distributions from
    net realized gains
    on investments                 (.63)         -     (.11)     (.69)     (.31)         -     (.01)     (.88)     (.95)     (.04)
                                  ------    ------    ------    ------    ------    ------    ------     -----    ------     -----
  TOTAL DISTRIBUTIONS              (.88)     (.25)     (.32)     (.93)     (.58)     (.28)     (.27)    (1.14)    (1.28)     (.40)
                                  ------    ------    ------    ------    ------    ------    ------     -----    ------     -----
NET ASSET VALUE,
  END OF PERIOD                   $19.53    $14.95    $15.04    $14.01    $14.22    $11.60    $12.27    $10.11     $9.62    $10.43
                                  ------    ------    ------    ------    ------    ------    ------     -----    ------     -----
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------

TOTAL RETURN*<F11>                 36.7%      1.1%      9.7%      5.2%     27.8%    (3.2)%     24.3%     17.1%      4.1%     16.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)          $57,062   $40,034   $38,944   $30,025   $27,420   $20,413   $20,811   $16,960   $18,752    $9,826
Ratio of net expenses to
  average net assets                1.2%      1.2%      1.2%      1.3%      1.3% 1.3%+<F12>1.3%+<F12>1.4%+<F12>0.6%+<F12>  -%+<F12>
Ratio of net investment
  income to average
  net assets                        1.4%      1.7%      1.4%      1.7%      2.0% 2.4%+<F12>2.3%+<F12>2.5%+<F12>2.7%+<F12>3.7%+<F12>
Portfolio turnover rate             3.5%      1.0%      2.2%      8.5%      3.1%      1.9%      3.0%     37.5%     54.3%     12.8%


*<F11>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F12>Reflects a voluntary reimbursement of expenses of 0.2% in 1990, 0.4% in 1989, 0.8% in 1988, 1.7% in 1987 and 3.7% in 1986.


                                                SELECT VALUE PORTFOLIO


                                                           FOR THE PERIOD FROM
                                                             AUGUST 23, 1994
                                                            (COMMENCEMENT OF
                                    FOR THE YEAR ENDED        OPERATIONS) TO
                                     DECEMBER 31, 1995      DECEMBER 31, 1994
                                     -----------------      ----------------

PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD         $9.03                    $9.55

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                        .14                      .04
  Net realized and unrealized gains
     (losses) on investments                  1.73                    (.51)
                                             -----                    -----
  TOTAL FROM INVESTMENT OPERATIONS            1.87                    (.47)
                                             -----                    -----
LESS DISTRIBUTIONS:
  Dividends from net investment income       (.14)                    (.03)
  Distributions from net realized
  gains on investments                       (.43)                    (.01)
  Distributions in excess of net
  realized gains on investments              (.12)                        -
  Book return of capital                         -                    (.01)
                                             -----                    -----
  TOTAL DISTRIBUTIONS                        (.69)                    (.05)
                                            ------                    -----
NET ASSET VALUE, END OF PERIOD              $10.21                    $9.03
                                            ------                   ------
                                            ------                   ------
TOTAL RETURN**<F14>                          20.8%                   (5.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                     $3,445                   $1,935
Ratio of net expenses to average
   net assets                                0.8%+<F15>         0.8%*<F13>+<F15>
Ratio of net investment income to average
  net assets                                 1.4%+<F15>         1.1%*<F13>+<F15>
Portfolio turnover rate                     124.3%                    20.2%


*<F13>Annualized.
**<F14>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F15>Reflects a voluntary reimbursement of expenses of 2.5% in 1995 and 0.4% in 1994.

                                                                  DIVIDEND ACHIEVERS PORTFOLIO

                                                                FOR THE YEARS ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------------------
                                              1995      1994      1993      1992      1991      1990      1989      1988      1987
                                             -----     -----    ------     -----     -----     -----     -----     -----     -----
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                       $13.24    $13.40    $14.25    $14.84    $11.50    $11.65    $10.00     $8.99     $9.55

INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income                        .18       .18       .14       .14       .25       .25       .28       .28       .28
  Net realized and unrealized gains
     (losses) on investments                  3.99     (.02)     (.85)       .31      4.14     (.15)      1.65      1.06     (.56)
                                             -----     -----    ------     -----     -----     -----     -----     -----     -----
  TOTAL FROM INVESTMENT OPERATIONS            4.17       .16     (.71)       .45      4.39       .10      1.93      1.34     (.28)
                                             -----     -----    ------     -----     -----     -----     -----     -----     -----
LESS DISTRIBUTIONS:
  Dividends from net investment income       (.18)     (.18)     (.14)     (.14)     (.25)     (.25)     (.28)     (.27)     (.28)
  Distributions from net realized gains
    on investments                           (.26)     (.14)         -     (.90)     (.80)         -         -     (.06)         -
                                             -----     -----    ------     -----     -----     -----     -----     -----     -----
  TOTAL DISTRIBUTIONS                        (.44)     (.32)     (.14)    (1.04)    (1.05)     (.25)     (.28)     (.33)     (.28)
                                             -----     -----    ------     -----     -----     -----     -----     -----     -----
NET ASSET VALUE, END OF PERIOD              $16.97    $13.24    $13.40    $14.25    $14.84    $11.50    $11.65    $10.00     $8.99
                                            ------    ------    ------     -----     -----     -----     -----     -----     -----
                                            ------    ------    ------    ------    ------    ------    ------    ------    ------
TOTAL RETURN*<F16>                           31.7%      1.2%    (5.0)%      3.1%     38.5%      1.0%     19.5%     15.0%    (3.2)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                    $25,393   $20,231   $24,928   $27,020   $18,202   $11,468   $12,750    $6,854    $6,796
Ratio of net expenses to average
  net assets                                 1.3%+<F17> 1.5% 1.3%+<F17>1.2%+<F17>1.2%+<F17>1.2%+<F17>1.2%+<F17>1.2%+<F17>0.6%+<F17>
Ratio of net investment income to average
  net assets                                 1.2%+<F17> 1.3% 1.0%+<F17>1.0%+<F17>1.8%+<F17>2.3%+<F17>2.6%+<F17>2.9%+<F17>2.7%+<F17>
Portfolio turnover rate                      28.2%     36.5%     92.7%     83.0%     96.5%     47.7%     30.9%     10.1%     10.5%


*<F16>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F17>Reflects a voluntary reimbursement of expenses of 0.2% in 1995, 0.1% in 1993, 0.1% in 1992, 0.2% in 1991, 0.5% in 1990, 0.7% in 1989, 1.7% in 1988 and
2.3% in 1987.


                             INVESTMENT OBJECTIVES

  The following is a brief description of the investment objectives and policies of each Portfolio. Certain instruments and techniques discussed in this summary are described in greater detail under ''Investment Program'' in this Prospectus and in the Statement of Additional Information. There can be no assurance that the investment objective of any Portfolio will be achieved.

  The Statement of Additional Information contains specific investment restrictions which govern the investments of each Portfolio. Certain of these restrictions and each Portfolio's investment objective are fundamental policies, which means that they may not be changed without a majority vote of shareholders of that Portfolio. All other investment policies and practices may be changed without shareholder approval. The fundamental restrictions applicable to the Portfolios include a prohibition on purchasing a security, other than a ''U.S. Government Security'' (as defined below) or a security necessary to approximate the composition of an index, if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of the issuer, or if the Portfolio would own more than 10% of the outstanding voting securities of the issuer.

  Each Portfolio is subject to a number of additional investment restrictions which are described in the section of the Statement of Additional Information entitled ''Investment Restrictions.'' Among these restrictions are that no Portfolio may borrow money or property except for temporary or emergency purposes. If a Portfolio borrows money it will only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). No Portfolio will pledge more than 15% of its net assets to secure such borrowings. In the event a Portfolio's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not invest in any additional securities until its borrowings are reduced to less than 5% of total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with the hedging activities of a Portfolio are not deemed to be a pledge of assets.

GOVERNMENT PORTFOLIO

  The investment objective of this Portfolio is to obtain the highest total return consistent with preservation of principal through investments in U.S. Government Securities.

TAX-EXEMPT PORTFOLIO

  The investment objective of this Portfolio is to obtain the highest total return, consistent with the preservation of principal, through investment in high quality municipal bonds with remaining maturities of two to 20 years. It is a fundamental policy of the Portfolio to invest at least 90% of its total assets in tax-exempt municipal securities, under ordinary circumstances. Substantially all of the Portfolio's interest income is intended to be exempt from federal income taxes, but may be subject to state and local taxes. Any capital gain will be subject to federal income tax and may be subject to state and local taxes. See ''Tax Status.''

S&P 100 PLUS PORTFOLIO


  The investment objective of this Portfolio is to obtain a total return from dividends and unrealized and realized capital gains which exceeds that of the S&P 100 Index. To achieve this objective, the Portfolio invests in a portfolio of common stocks which approximately parallels the composition of the S&P 100 Index, and engages in various portfolio strategies from time to time to attempt to enhance total return and hedge protectively against adverse changes in stock market values, including overweighting and underweighting the Portfolio's investments in certain common stocks or categories of common stocks relative to their representation on the Index, and options and futures strategies. It is not the Portfolio's intention to replicate the S&P 100 Index at all times.

SELECT VALUE PORTFOLIO

  The Select Value Portfolio seeks to obtain maximum capital appreciation primarily through investments in common stocks that the Advisors consider undervalued relative to earnings, book value or potential earnings growth. The Portfolio pursues its investment objective generally by investing in smaller and medium-sized companies, although the Portfolio is not restricted to investments in companies of any particular size. Smaller companies have market capitalizations of less than $400 million, and medium-sized companies have market capitalizations ranging from $400 million to $2 billion. Market capitalization is calculated by multiplying the total number of a company's outstanding common shares by the per share market price of such shares.

DIVIDEND ACHIEVERS PORTFOLIO

  The investment objective of this Portfolio is to obtain capital appreciation and income through investment in a portfolio of common stocks of companies that have achieved a superior record of dividend growth. Because stocks with a record of superior dividend growth are frequently accorded a market premium, they will generally not carry a high yield.

                               INVESTMENT PROGRAM

OVERVIEW

  This section contains a general description of the investment program and other investment practices of each Portfolio. Further information is contained in the Statement of Additional Information. Shareholders will be notified prior to implementation of any material change in a Portfolio's investment program.

GOVERNMENT PORTFOLIO

  To achieve its objective of obtaining the highest total return consistent with preservation of principal, this Portfolio will invest in U.S. Government Securities. These securities are issued with original maturities of from a few days to 30 years or more, and with varying coupon rates. Although the Portfolio is not limited as to the average maturity of its bonds, the Advisors believe that an average maturity of five to ten years is most consistent with the Portfolio's investment objective. The Advisors have indicated that the Portfolio's average maturity will be maintained in this range unless and until market conditions warrant a change and advance notice has been provided to shareholders. Under normal conditions, the Portfolio does not intend to purchase zero coupon bonds. However, to the extent such bonds may be utilized, they would involve greater price volatility than interest bearing bonds of comparable maturities and would result in taxable income without actual cash distributions. Under normal market conditions at least 65% of the Portfolio's assets will be invested in U.S. Government Securities. This Portfolio may also enter into forward commitments for the purchase of U.S. Government Securities, may make short sales of securities already owned to defer realization of a gain for Federal income tax purposes and may lend its portfolio securities. See ''Lending of Portfolio Securities'' and ''Other Investment Practices'' below.

TAX-EXEMPT PORTFOLIO

  This Portfolio will invest primarily in municipal securities rated at the time of purchase in an ''A'' category or higher by Moody's Investors Service, Inc. (''Moody's''), Standard & Poor's Corporation (''S&P''), or Fitch Investors Service, Inc. For a description of such ratings, see ''Description of Ratings of Certain Fixed Income Securities'' in the Statement of Additional Information. The Portfolio's bonds will generally consist of municipal securities with remaining maturities of two to 20 years. The Portfolio may also enter into forward commitments for the purchase of municipal securities, may make short sales of securities already owned to defer realization of a gain or loss for federal income tax purposes and may lend its portfolio securities. See ''Lending of Portfolio Securities'' and ''Other Investment Practices'' below.

S&P 100 PLUS PORTFOLIO


  The S&P 100 Index was designed to track closely the S&P 500 Index, which is designed to be representative of the stock market as a whole. There have been some significant variances in the correlation between the S&P 100 and S&P 500 Indices and between the S&P 500 Index and the broad market for large capitalization common stocks. There can be no assurance that any index will correlate precisely to the stock market as a whole over any specific period of time, or that the S&P 100 Plus Portfolio's performance will parallel that of either of these indices or the stock market generally.


  The S&P 100 Index was created by the Chicago Board Options Exchange (CBOE) in 1983 with stocks selected from the optionable equities traded on that exchange. These 100 stocks include many large U.S. corporations. General Electric Company, American Telephone and Telegraph Company, Exxon Corporation, Coca-Cola Company, and Merck & Co., Inc. are five of the largest components of the Index. A complete list of the stocks currently comprising the S&P 100 Index is included as Appendix A to this Prospectus. The total market value of the stocks which
comprise the S&P 100 Index was approximately     % of the market value of the
                                             ----
securities traded on the New York Stock Exchange as of December 31, 1995.


  The S&P 100 Plus Portfolio invests in the common stocks which make up the S&P 100 Index, in approximately the same relative proportion as the stocks in the Index comprise the Index. For example, at December 31, 1995, Exxon comprised approximately 5.2% of the S&P 100 Index, and it is the intention of this Portfolio generally to invest the same percentage of its common stock interests in Exxon. The Advisors generally will attempt to match the S&P 100 Index as closely as is economically feasible, given the higher transaction costs of trading common stocks in less than 100 share lots. Portfolio purchases in approximately $4.7 million increments will allow the companies with the lowest Index weighting to be bought in 100 share lots. The Portfolio does not select the stocks in the Index, and as the composition of the Index changes, so will the underlying portfolio of common stocks in the Portfolio. As soon as practicable after receipt of notification of changes in the S&P 100 Index (either as to the securities comprising the Index or the percentage of total composition represented by particular securities), the Advisors will attempt to adjust the composition of the Portfolio in a similar manner. Under normal market conditions, at least 65% of this Portfolio's total assets will be invested in the common stocks which make up the S&P 100 Index.


  In the event the Advisors' research and analysis leads them to believe that certain S&P 100 Index stocks or groups of stocks within related industries or market sectors likely will underperform and outperform the Index, the Advisors may overweight or underweight the Portfolio's investments in such common stocks to take advantage of the anticipated overperformance or protect against the anticipated underperformance. This strategy relies on the ability of the Advisor to identify correctly those stocks which will underperform or outperform the S&P 100 Index. To the extent the Advisors' judgment proves correct, the performance of the Portfolio will be enhanced as compared to that of the S&P 100 Index. Conversely, if the Advisors' judgment proves incorrect, this overweighting/ underweighting strategy will detract from the performance of the Portfolio as compared to the S&P 100 Index.


  The S&P 100 Plus Portfolio may write (sell) covered call options and put options and may purchase call options and put options on individual stocks and stock indices for the purposes and subject to the limitations described herein. The Portfolio may seek to enhance its return by writing covered call options or purchasing put options with respect to some or all of the individual stocks held in its portfolio. Through the purchase of call and put options with respect to individual stocks, the Portfolio may at times protectively hedge against an increase in the price of securities which the Portfolio plans to purchase or against a decline in the value of securities owned by the Portfolio. Whenever the Portfolio does not own securities underlying on open option position sufficient to cover the position, the Portfolio will maintain in a segregated account with its depository cash or cash equivalents sufficient to cover the market value of the open position.


  The Portfolio may also engage in options transactions on securities indices as a strategy to hedge against anticipated declines in the S&P 100 Index (and thereby to hedge against a similar decline in its portfolio) and to enhance the Portfolio's return through premium income. The success of these strategies and gains and losses on investments in options depend on the Advisors' ability to predict correctly the direction of movement in stock prices and other economic factors. For a more detailed description of the Portfolio's option activities and strategies, as well as limitations and restrictions applicable thereto, see ''Option and Futures Activities'' below.


  At times, the Portfolio may hold uncommitted cash, either to meet anticipated liquidity needs or pending investment of proceeds derived from sales of the Portfolio's shares. In order to achieve a return on such uncommitted cash which approximates the investment performance of the S&P 100 Index, the Advisors may elect to invest such cash in exchange-traded futures contracts and/or options on the S&P 500 Index and/or, in the case of index options, on the S&P 100 Index. This practice is commonly referred to as ''equitizing cash.''


  While the Portfolio has open index option positions, it will maintain in a segregated account with its depository cash or cash equivalents sufficient to cover the market value of its open positions in accordance with the practices of the exchanges on which the options are traded. Futures transactions require the Portfolio to deposit with its custodian a specified amount of cash or cash equivalents, commonly referred to as initial margin. While the futures position remains open, the futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded, and the Portfolio pays or receives variation margin equal to the daily change in value of the contract. Those practices generally will require that the value of the open positions be determined daily and that the amount of the segregated account be adjusted accordingly.


  Although such options and futures strategies are intended to reduce fluctuations in the Portfolio's net asset value, the Portfolio nonetheless anticipates that its net asset value will fluctuate to some degree, and does not expect it will outperform the Index at all times. Expenses and losses incurred as a result of such transactions could reduce the Portfolio's return.

  This Portfolio also may make short sales of securities already owned and may lend its portfolio securities. See ''Lending of Portfolio Securities'' and ''Other Investment Practices'' below.


  The S&P 100 Plus Portfolio is not sponsored, endorsed, sold or promoted by the Standard & Poor's Corporation (''S&P''). S&P makes no representation or warranty, implied or expressed, to the shareholders of the Portfolio, or any member of the public regarding the advisability of investing in index funds generally, or in this Portfolio particularly, or the ability of the S&P Index to track general stock market performance. S&P's only relationship to this Portfolio is the licensing of the S&P trademarks and S&P 100 which is determined, composed and calculated by S&P without regard to this Portfolio. ''Standard & Poor's,'' ''Standard & Poor's 100,'' ''S&P,'' ''S&P 100'' and ''100''in connection with the S&P 100 are trademarks of Standard & Poor's Corporation.

SELECT VALUE PORTFOLIO

  The Portfolio pursues its investment objective generally by investing in smaller sized companies, having market capitalizations of less than $400 million, and medium-sized companies, having market capitalizations ranging from $400 million to $2 billion. Although the Portfolio is not restricted to any particular investments, companies in which the Portfolio invests do business in a cross-section of industries and generally fall into one of the following three categories:

  1. A company that the Advisors believe will achieve above average growth in revenues and earnings, but that is selling at a price/earnings ratio at or below the average for the S&P 500 Index.

  2. A company that has experienced problems leading to a depressed stock price where the Advisors believe that there is a reasonable likelihood that the company's operations will improve.

  3. A company that does not fall into the above categories, but because of special circumstances appears undervalued and consequently offers potential for appreciation.

  The Portfolio is ordinarily substantially fully invested and, under normal market conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of domestic issuers. The Portfolio may also invest up to 5% of its total assets directly in securities of foreign issuers not publicly traded in the United States, and may invest without regard to this restriction in securities of foreign issuers represented by American Depository Receipts
(ADRs), which are receipts issued by an American bank or trust company and traded on national securities exchange evidencing ownership of the underlying foreign securities, and equity securities issued by Canadian issuers. The Portfolio may invest up to 35% of its total assets in high-quality, fixed-income securities and short-term investments. The Portfolio also may invest up to 5% of its net assets in warrants for the purchase of equity securities in which the Portfolio may invest.

  The Portfolio employs a value-oriented style of investing, which from time to time is more or less favored by investors compared to a strategy focusing on investment in growth-oriented stocks. Although value investing has been less favored over the past several years, in the Advisors' judgment the advantage of value-oriented stocks over growth-oriented stocks is greater than usual during periods of economic recovery. During periods of economic weakness, growth-oriented stocks may provide solid earnings growth despite the difficult economic environment, but as the economy improves, many investors are reluctant to pay a premium for high-priced growth stocks when lower-priced stocks that are also showing good earnings growth are available.

  Smaller and medium-sized company stocks as a group may outperform or underperform larger capitalization stocks as a group over various periods. For example, large capitalization stocks generally outperformed smaller capitalization stocks for most of the mid to late 1980s through 1990. However, smaller capitalization stocks were the best performing category of equity securities in 1991, rewarding investors in smaller capitalization stocks for the greater risk inherent in such stocks. The performance cycle of medium capitalization stocks tends to mirror that of smaller capitalization stocks, but with less pronounced peaks and troughs (meaning somewhat lower gains, but also reduced volatility.)

  The performance advantage of smaller capitalization stocks has historically been greatest in periods of recovery after economic weakness. Comparing stock performance during and immediately after the last six economic recessions, smaller capitalization stocks have outperformed larger capitalization stocks by a margin of nearly two to one. When coupled with a value-oriented investment strategy, the advantage has historically been even greater.

  High-quality, fixed-income securities in which the Portfolio may invest are limited to those securities which are rated at the time of purchase within the two highest rating categories assigned by Moody's or S&P, or securities which are unrated, provided that such securities are judged by the Advisors, at the time of purchase, to be of comparable quality to securities rated within such two highest categories. See the Statement of Additional Information for a description of these securities ratings. General characteristics of fixed-income securities are described under ''Special Considerations - Debt or Other Fixed Income Securities''in this Prospectus.

  The Portfolio may invest in short-term investments in management of cash receipts, for liquidity for anticipated redemptions, to meet its cash flow needs to enable the Portfolio to take advantage of buying opportunities or during periods when, in the opinion of the Advisors, attractive equity investments are unavailable. The Portfolio may increase its position in short-term investments for temporary defensive purposes, such as when the securities markets or economic conditions are expected to enter a period of decline, but will not invest more than 35% of its total assets in short-term investments at any one time. Short-term investments in which the Portfolio may invest are discussed in more detail under ''Special Considerations - Short-Term Instruments.'' The Portfolio will only invest in short-term investments which, in the opinion of the Advisors, present minimal credit and interest rate risk, especially when it is investing in such securities for temporary defensive purposes.

  Other instruments in which the Select Value Portfolio may invest, including foreign securities, repurchase agreements, loans of portfolio securities and short sales of securities, as well as, special considerations associated with those investments, are discussed below. See ''Investment Program - Other Investment Practices'' and ''Special Considerations.''

DIVIDEND ACHIEVERS PORTFOLIO


  The Portfolio invests primarily in common stocks of companies with a superior record of dividend growth. Such companies typically have strong balance sheets. In addition to providing an income stream from dividend payments, the Advisors believe that the market values of these stocks will increase over time because anticipated future dividend growth is typically reflected in increased market prices. Generally, the Portfolio limits its investments to the common stocks of companies that have increased their payment of cash dividends annually for at least eight of the past ten calendar years, and which have a compound annual dividend growth of at least 10% per year over that ten-year period. As of December 31, 1995, approximately 253 companies traded on the New York or American Stock Exchange or quoted in the NASDAQ National Market System met these criteria. Depending on the availability of stocks meeting these criteria, market conditions or portfolio diversification, the Portfolio may invest in the common stocks of other companies with either a superior record of dividend growth or that have a demonstrated earnings growth and potential to pay dividends at a superior rate.

  The Portfolio also intends to invest a portion of its assets in liquid reserves to meet cash flow requirements. Under normal conditions, the Portfolio anticipates that such reserves will not exceed 20% of total assets. The Portfolio may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Portfolio's reserves will be invested in money market instruments, including U.S. Government Securities, certificates of deposit, banker's acceptances, commercial paper and short-term corporate debt securities.

  The Portfolio may seek to enhance income by writing covered call options or purchasing put options with respect to some or all of its portfolio of common stocks, but has no present intention to do so. See ''Option Activities'' below. This Portfolio may also make short sales of securities already owned and lend its portfolio securities. See ''Lending of Portfolio Securities'' and ''Other Investment Practices''below.

OPTIONS AND FUTURES ACTIVITIES


  General. The financial markets have become increasingly volatile in recent years. The Advisors believe it is possible to minimize the adverse affects of those fluctuations and intend to use options on certain stock indices and individual stocks with respect to the S&P 100 Plus Portfolio. The Advisors also believe it is possible to enhance the return of the S&P 100 Plus Portfolio through the use of index options and futures to equitize uncommitted cash. Options on individual stocks also may be utilized by the Dividend Achievers Portfolio, but the Advisors have no plans to do so at this time.

  Options and Index Futures.  The S&P 100 Plus and Dividend Achievers
Portfolios may write (sell) covered call options and buy covered put options on individual stocks held in their portfolios. The S&P 100 Plus Portfolio may also engage in similar options transactions on stock indices and short-term securities, and may purchase call options and write (sell) put options on individual stocks and stock indices. Put and call options for various stocks and stock indices are traded on registered securities exchanges. The Advisors expect to use an index option other than the S&P 100 Index or the S&P 500 Index only if the exchange on which the S&P options are traded is closed, there is insufficient liquidity in the options, or if the Portfolio or the Advisors reach exchange position limits.

  Put and call options on a securities index are similar to options on an individual stock. The principal difference is that an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the option times a specified multiple ($100 in the case of the S&P 100 Index).


  The S&P 100 Plus Portfolio may invest in exchange-traded futures contracts on the S&P 500 Index. An index futures contract is an agreement by which one party agrees to make, and another to take, delivery of an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the contract and the price at which the index contract is originally written (which typically is the value of the index on the date the contract is entered into). Although the value of the index underlying the futures contract will be a function of the value of the securities comprising the index, no physical delivery of those securities is made.


  Risks Associated With Options and Futures. The options and futures activities in which the S&P 100 Plus Portfolio may engage and the options activities in which the Dividend Achievers Portfolio may engage expose those Portfolios to certain risks described below. To minimize these risks, each Portfolio will limit such activities so that no more than 5% of its net assets will be invested at any time in premiums and margins associated with its open option and futures positions. Additionally, whenever a Portfolio does not own securities underlying an open option position sufficient to cover the position, the Portfolio will maintain in a segregated account with its depository cash or cash equivalents sufficient to cover the market value of its open option positions.

  The ability of a Portfolio to engage in options or futures activities may be limited by certain income tax considerations. For example, the limitation on the percentage of gross income which a Portfolio may realize from transactions in securities held for less than three months may restrict the Portfolio's ability to effect transactions in securities held for less than that period. Therefore, risks may result from changes in market conditions which differ substantially from those anticipated by the Advisors when option or futures positions are established, and a Portfolio's ability to adjust its securities holdings to react to such changes may be limited.


  Options and futures activities involve transaction costs consisting of brokerage commissions, premiums and margin deposits. These costs will reduce the yield of a Portfolio.

  Options transactions by a Portfolio involve the risks that the Portfolio may be unable at times to close out its positions, that transactions may not accomplish their purpose because of imperfect market correlations, that, in hedging transactions, the price movements in the securities underlying the options may not follow the price movements of the portfolio securities subject to the hedge, or that the market will move in a direction that makes the option positions unprofitable.


  The effective use of options and futures transactions is dependent, among other things, on the Portfolio's ability to close out its positions at times when the Advisors deem it desirable to do so. Although a Portfolio will enter into options and/or futures positions only if the Advisors believe that a liquid secondary market exists for such instruments, there is no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. A Portfolio generally expects that its options and futures transactions will be conducted on registered securities exchanges. It is impossible to predict the amount of trading interest that may exist in various types of options. No Portfolio will engage in options or futures transactions for leveraging purposes.


  The securities exchanges have established limitations governing the maximum number of options and futures which may be utilized by an investor or group of investors acting in concert. It is possible that the Portfolios and other clients of the Advisors may be considered to be such a group. Also, some exchanges on which futures are traded impose limitations on the daily fluctuations permitted in certain futures contract prices. These position limits may at times restrict a Portfolio's ability to purchase or sell options and futures on a particular security or index.


  Price movements in the S&P 100 Plus Portfolio likely will not correlate perfectly with movements in the level of the S&P 100 Index because of the potential inability of the Portfolio to match the weightings of its securities precisely to the Index, because the Portfolio's securities may at times vary substantially in terms of issuers and/or weightings from those reflected in the Index, and because of the transaction costs which accompany purchases and sales of actual stock positions and options and futures.

LENDING OF PORTFOLIO SECURITIES

  Each Portfolio may lend its portfolio securities to brokers, dealers and other institutional investors, provided the Portfolio receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. For the purposes of this policy, a Portfolio considers collateral consisting of U.S. Government Securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. During the term of the loan, the Portfolio is entitled to receive interest and other distributions paid on the loaned securities, as well as any appreciation in the market value. The Portfolio is also entitled to receive interest from the institutional borrower based on the value of the securities loaned. The Portfolio seeks to increase its income by investing the cash collateral received on the loan. From time to time, a Portfolio may return to the borrower, and/or a third party which is unaffiliated with Principal Preservation and which is acting as a ''placing broker,'' a part of the interest earned from the investment of the collateral received for securities loaned.

  A lending Portfolio does not have the right to vote the securities loaned during the existence of the loan, but can call the loan to permit voting of the securities if, in the Advisors' judgment, a material event requiring a shareholder vote would otherwise occur before the loan is repaid. In the event of bankruptcy or other default of the borrowing institution, the lending Portfolio could experience delays in liquidating the loan collateral or recovering the loaned securities, and incur risk of loss including: (1) possible decline in the value of the collateral or in the value of the securities loaned during the period while the lending Portfolio seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. To minimize these risks, the Advisors evaluate and continually monitor the creditworthiness of the institutional borrowers to which the lending Portfolio lends its securities.

  To minimize the foregoing risks, each Portfolio's securities lending practices are subject to the following conditions and restrictions: (1) no Portfolio may make such loans in excess of 33% of the value of its total assets;
(2) the lending Portfolio must receive cash collateral in an amount at least equal to 100% of the value of the securities loaned; (3) the institutional borrower must be required to increase the amount of the cash collateral whenever the market value of the loaned securities rises above the amount of the collateral; (4) the lending Portfolio must have the right to terminate the loan at any time; (5) the lending Portfolio must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities and any increase in the market value of the loaned securities; and (6) the lending Portfolio may not pay any more than reasonable custodian fees in connection with the loan.

OTHER INVESTMENT PRACTICES


  To earn additional income, any of the Portfolios may make short sales of already owned securities, certain of the Portfolios may enter into forward commitments and the Select Value Portfolio may enter into repurchase agreements.


  Short Sales ''Against-the-Box.'' The Portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short, and that not more than 10% of the Portfolio's net assets (determined at the time of short sale) may be held as collateral for such sales. It is the present intention of management to make such sales only to defer realization of gain or loss for federal income tax purposes.


  Forward Commitments. The Tax-Exempt Portfolio and the Government Portfolio may purchase securities for future delivery, which may increase the Portfolio's overall investment exposure if the value of the securities declines. The Portfolios plan not to engage in forward commitment transactions if, after such purchase, more than 5% of the Portfolio's net assets would consist of such securities. See ''When-Issued and Delayed Delivery Transactions'' in the Statement of Additional Information.


  Repurchase Agreements. The Select Value Portfolio may enter into repurchase agreements, however the Advisors do not intend to invest more than 5% of the total assets of the Portfolio in such instruments. Repurchase agreements involve the acquisition by the Portfolio of an underlying debt instrument, subject to the obligation of the seller (a bank or securities dealer) to repurchase, and the Portfolio to sell, the security at the same price plus an amount equal to an agreed upon interest rate within a specified time, usually less than one week. The Select Value Portfolio may, on occasion, invest in repurchase agreements with maturities in excess of seven days. The Portfolio could suffer a loss and increased expense in connection with the sale of the underlying security if the seller does not repurchase the security in accordance with the terms of the repurchase agreement. To minimize the risk of loss, the Select Value Portfolio will require continual maintenance of collateral (in cash or U.S. Government Securities) held by the Portfolio's depository in an amount equal to, or in excess of, the market value of the securities which are subject to the repurchase agreement.

                             SPECIAL CONSIDERATIONS

COMMON STOCKS

  As discussed above, some of the Portfolios will invest a portion of their assets in common stock and securities convertible into common stocks. The market for such securities tends to be cyclical, with alternating periods of rising and falling market prices.

  An investment in the Select Value Portfolio may involve an above average degree of risk because of its concentration in common stocks of smaller and medium-sized companies, which tend to be more volatile and less liquid than stocks of large companies. Smaller and medium-sized companies, as compared to larger companies, may have shorter histories of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares. However, an attempt is made to minimize the risk through portfolio diversification and the use of a stock selection strategy that emphasizes undervalued stocks, many of which have already declined in price.

  Securities owned by the Select Value Portfolio may be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities traded on a national securities exchange. As a result, disposition by the Select Value Portfolio of portfolio securities to meet redemptions by shareholders or otherwise may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

DEBT OR OTHER FIXED INCOME SECURITIES

  The total return earned on a Portfolio's debt or other fixed income securities will consist of the change in the net asset value per share of the Portfolio attributable to changes in the market value of such securities, together with the per share income generated by those securities. The net asset value of fixed income securities will be affected primarily by changes in interest rates, average maturities and the investment and credit quality of the securities in the Portfolio.

  A bond's yield reflects the fixed annual interest as a percent of its current price (the same concept is true for other debt and fixed income securities). This price (the bond's market value) must increase or decrease in order to adjust the bond's yield to current interest rate levels. Therefore, bond prices generally move in the opposite direction of interest rates. As a result, interest rate fluctuations will affect the net asset value of the fixed income securities held by a Portfolio, but will not affect the income received by the Portfolio from its existing fixed income securities. However, changes in prevailing interest rates will affect the yield on shares subsequently issued by the Portfolio. In addition, such fluctuations would affect the income received on any variable rate demand notes or other variable rate securities held by the Portfolio.

  Movements in interest rates typically have a greater effect on the prices of longer term bonds than those with shorter maturities. The following table illustrates the effect of a 1% change in interest rates on a $1,000 bond with a 7% coupon.

                                              PRINCIPAL VALUE IF RATES:
                                              --------------------------
                                MATURITY       INCREASE 1%   DECREASE 1%
                                --------       -----------   -----------
      Intermediate Bond         5 years         $959           $1,043
      Long-Term Bond            20 years        $901           $1,116

  The Advisors will manage the debt securities in each Portfolio according to their assessment of the interest rate outlook. During periods of rising interest rates, the Advisors will likely attempt to shorten the average maturity of the Portfolio to cushion the effect of falling bond prices on the Portfolio's share prices. When interest rates are falling and bond prices are increasing, on the other hand, the Advisors will likely seek to lengthen the average maturity.

SHORT-TERM INSTRUMENTS

  Short-term instruments in which the Select Value Portfolio may invest include U.S. Treasury bills or other U.S. Government or Governmental agency or instrumentality obligations; certificates of deposit; banker's acceptances and time deposits; high quality commercial paper, variable rate demand notes, repurchase agreements and other short-term high grade corporate obligations; and shares of money market mutual funds.

  A variable rate demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum), or decreased by the holder or the issuer, the rate of interest payable on the security varies with an agreed formula and the security is typically rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. The Select Value Portfolio will purchase such variable rate demand notes unless, at the time of purchase, the issuer has unsecured debt securities outstanding that are ranked within the two highest categories by a Nationally Recognized Statistical Rating Organization or, if rated, the notes fall within such categories.

  To the extent the Select Value Portfolio invests in shares of money market mutual funds, investment management and administrative fees, distribution costs and other operating expenses incurred by those funds would be duplicative of those incurred by the Portfolio, and would reduce the return received by the Portfolio on assets so invested. The Select Value Portfolio may not invest more than 10% of its total assets in securities of other investment companies. See ''Investment Program - Investments in Other Investment Companies'' in the Statement of Additional Information.

FOREIGN SECURITIES

  The Select Value Portfolio may invest a portion of its assets in securities of foreign issuers not publicly traded in the United States, as well as ADRs and securities of Canadian issuers. Investments in foreign securities involve certain inherent risks, such as exchange rate fluctuations, political, social or economic instability of the country of issue, adverse diplomatic developments, the possible imposition of exchange controls, confiscatory taxes or expropriation, decreased liquidity, greater price volatility, less publicly available information and lack of uniformity in accounting, auditing and financial reporting standards. Currency fluctuations will affect the net asset value of foreign securities held by the Select Value Portfolio irrespective of the performance of the underlying asset or investment.

PORTFOLIO TURNOVER

  The Portfolios have not established a limit to their portfolio turnover rate. Although no Portfolio can predict its portfolio turnover rate, it is not expected that any of the Portfolios, other than the Government and Select Value Portfolios, will have a portfolio turnover rate in excess of 100%. The portfolio turnover rates for the Government and Select Value Portfolios are not expected to exceed 200%. A high rate of portfolio turnover (in excess of 100%) involves correspondingly greater brokerage expenses or other trading costs as compared to a lower turnover rate, which expense must be borne by the trading Portfolio and its shareholders. High portfolio turnover rates also may result in the realization of substantial net short-term gains, and any distributions resulting from such gains will be ordinary income for federal income tax purposes. The portfolio turnover rates for each Portfolio are included in the tables under the section of this Prospectus captioned ''Financial Highlights.''

OPTION ACTIVITIES

  For a description of certain risks associated with option activities in which the S&P 100 Plus and Dividend Achievers Portfolios may engage, see ''Investment Program - Options and Futures Activities - Risks Associated With Options and Futures.''

                                   MANAGEMENT

DIRECTORS AND OFFICERS

  The Board of Directors of Principal Preservation is responsible for management of Principal Preservation and provides broad supervision over its affairs. The Advisors are responsible for each Portfolio's investment management, and Principal Preservation's officers are responsible for each Portfolio's and Principal Preservation's overall operations.

THE ADVISORS


  Each Portfolio is managed by Ziegler Asset Management, 215 North Main Street, West Bend, Wisconsin 53095, as investment advisor, pursuant to the terms of two Investment Advisory Agreements (together the ''Advisory Agreements''), one relating to the Government, Tax-Exempt, S&P 100 Plus and Select Value Portfolios, and the other relating to the Dividend Achievers Portfolio. PanAgora, 260 Franklin Street, Boston, Massachusetts 02110, assists, as sub-advisor, with the management of the S&P 100 Plus Portfolio pursuant to the terms of a Sub-Advisory Agreement (''PanAgora Agreement'') by and among Principal Preservation, Ziegler Asset Management and PanAgora. Skyline, 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606, assists, as sub-advisor, with the management of the Select Value Portfolio pursuant to the terms of a sub-advisory agreement (''Skyline Agreement'') by and among Principal Preservation, Ziegler Asset Management and Skyline. The PanAgora and Skyline Agreements are sometimes referred to collectively as the ''Sub-Advisory Agreements.''


  Ziegler Asset Management is registered with the Securities and Exchange Commission as an investment advisor. On December 31, 1995, it had more than $500 million under discretionary management. Ziegler Asset Management is a wholly-owned subsidiary of The Ziegler Companies, Inc.


  PanAgora is also registered with the Securities and Exchange Commission as an investment advisor. On December 31, 1995, PanAgora had more than $12.4 billion under discretionary management and $1.1 billion under non-discretionary management. Fifty percent of the outstanding voting stock of PanAgora is owned by Nippon Life Insurance Company; the remaining 50% is owned by Lehman Brothers, Inc.


  Prior to August 31, 1995, Mesirow Asset Management, Inc. (''Mesirow'') served as sub-advisor for the Select Value Portfolio. On that date, Mesirow and its parent company, Mesirow Financial Holdings, Inc., sold most of Mesirow's institutional business to Skyline Asset Management, L.P., a Delaware limited partnership. Skyline is registered with the SEC as an investment advisor and its principal offices are located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. Skyline's general partner is Affiliated Managers Group, Inc. (''AMG'') and its limited partners are corporations owned by four former management employees of Mesirow, Messrs. Dutton, Kailin, Lutz and Maloney. AMG is a Boston-based private holding company that makes equity investments in investment management firms.


  AMG is a Delaware corporation with principal executive offices located at One International Place, Boston, Massachusetts 02110. AMG may be deemed to be controlled by Advent VII, L.P., a Delaware limited partnership, because Advent VII, L.P. owns more than fifty percent of the voting stock of AMG. Advent VII, L.P. in turn may be deemed to be controlled by its sole general partner, TA Associates VII, L.P., a Delaware limited partnership, which in turn may be deemed to be controlled by its sole general partner, TA Associates, Inc., a Delaware corporation. The address of each Advent VII, L.P., TA Associates VII, L.P. and TA Associates, Inc., is c/o TA Associates, Inc., High Street Tower, Suite 2500, 125 High Street, Boston, Massachusetts 02110.

  Registration with the Securities and Exchange Commission does not constitute an approval or recommendation of any of the foregoing firms.

  The Advisors provide the Portfolios with overall investment advisory and administrative services. Subject to such policies as the Board of Directors may determine, the Advisors make investment decisions on behalf of each Portfolio, make available research and statistical data in connection therewith, and supervise the acquisition and disposition of investments by each Portfolio, including the selection of broker-dealers to carry out portfolio transactions.

  Each of the Advisors bears all of its own expenses of providing services under the Advisory and Sub-Advisory Agreements and pays all salaries, fees and expenses of the officers and Directors of Principal Preservation who are affiliated with them. The Portfolios bear all other expenses including, but not limited to, necessary office space, telephone and other communications facilities and personnel competent to perform administrative, clerical and shareholder relations functions; salary, fees and expenses (including legal fees) of those Directors, officers and employees of Principal Preservation who are not officers, directors or employees of any of the Advisors; interest expenses; fees and expenses of the Distributor, Depository, Transfer Agent and Dividend Disbursing Agent; administrative expenses; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities, expenses of registering and qualifying shares for sale with the Securities and Exchange Commission and with various state securities commissions; accounting and legal costs; insurance premiums; expenses of maintaining Principal Preservation's legal existence and of shareholders' meetings; expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and fees and expenses of membership in industry organizations. Fees common to more than one Portfolio are prorated among them based on their total assets.


  Under the Advisory Agreements, each Portfolio pays Ziegler Asset Management an annual fee, in monthly installments, based on the average daily net assets of the Portfolio. Pursuant to the terms of the Sub-Advisory Agreements, Ziegler Asset Management pays PanAgora or Skyline, as the case may be, a portion of the advisory fee it receives from each Portfolio. While the advisory fees of the Select Value and Dividend Achievers Portfolios are higher than the fees paid by most mutual funds, Principal Preservation's Board of Directors believes they are consistent with the fees paid by funds with investment characteristics and objectives similar to those Portfolios. The chart below sets forth the rates of the advisory and sub-advisory fees.


                                      ADVISORY FEES
                                       PAID BY THE             SUB-ADVISORY
                                       PORTFOLIO TO            FEES PAID BY
                                      ZIEGLER ASSET           ZIEGLER ASSET
PORTFOLIOS AND NET ASSETS               MANAGEMENT          MANAGEMENT (1)<F20>
-------------------------             -------------           --------------
Government and Tax-Exempt Portfolios:
  a. First $50 million in net assets      0.60 of 1%
  b. Next $200 million in net assets      0.50 of 1%
  c. Net assets in excess of $250 million 0.40 of 1%

S&P 100 Plus Portfolio:
  a. First $20 million in net assets     0.575 of 1%            0.200 of 1%
  b. Next $30 million in net assets      0.450 of 1%            0.200 of 1%
  c. Next $50 million in net assets      0.400 of 1%            0.200 of 1%
  d. Next $400 million in net assets     0.350 of 1%            0.175 of 1%
  e. Net assets in excess of $500 million0.300 of 1%            0.150 of 1%

Select Value Portfolio:
  a. First $250 million in net assets     0.75 of 1%            0.375 of 1%
  b. Net assets in excess of $250 million 0.65 of 1%            0.325 of 1%

Dividend Achievers Portfolio:
  a. First $250 million in net assets     0.75 of 1%
  b. Second $250 million in net assets    0.70 of 1%
  c. Net assets in excess of $500 million 0.65 of 1%


(1)<F20>Sub-Advisory fees relating to the S&P 100 Plus and Select Value Portfolios are paid to PanAgora and Skyline, respectively.

THE DISTRIBUTOR, CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT


  B.C. Ziegler and Company (''Ziegler'') serves as the Distributor of the shares of each Portfolio pursuant to a Distribution Agreement; provides accounting and other administrative services, including daily valuation of the shares of each Portfolio, pursuant to an Accounting/Pricing Agreement; provides depository and custodial services with respect to the portfolio securities of each Portfolio pursuant to a Depository Contract; and provides transfer agent services pursuant to a Transfer and Dividend Disbursing Agency Agreement. Ziegler is registered with the Securities and Exchange Commission as a securities broker-dealer and is a member of the National Association of Securities Dealers. Ziegler has been engaged in the underwriting of debt securities for more than 75 years. Like Ziegler Asset Management, Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., and its principal executive offices are located at 215 North Main Street, West Bend, Wisconsin 53095. Ziegler Thrift Trading, Inc., another affiliate of Ziegler Asset Management which is a registered broker-dealer, may effect portfolio securities transactions as agent for the Portfolios and in that capacity receives brokerage commissions from the Portfolio. See ''Portfolio Transactions and Brokerage.''

  The Distribution Agreement appointing Ziegler as Principal Preservation's Distributor provides that Ziegler is entitled to receive a commission on its sales of the shares of each Portfolio at the rate disclosed in Principal Preservation's current Prospectus (see ''Purchase of Shares''). Out of these commissions, Ziegler allows Selected Dealer discounts (which are alike for all Selected Dealers) from the applicable public offering price. The Distribution Agreement continues from year to year if it is approved annually by Principal Preservation's Board of Directors, including a majority of those Directors who are not interested persons of Principal Preservation, or by a vote of the holders of a majority of the outstanding shares. The Distribution Agreement may be terminated at any time by either party on 60 days written notice and will automatically terminate if assigned. Principal Preservation also reimburses Ziegler for certain expenditures incurred by it in connection with the distribution of Principal Preservation's shares pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. See ''Distribution Expenses.''

  The Accounting/Pricing Agreement provides that Ziegler is entitled to receive a fee for accounting services provided thereunder at an annual rate of .03 of 1% of a Portfolio's total assets of $30 million but less than $100 million, 02 of 1% of a Portfolio's total assets of $100 million but less than $250 million and
 .01 of 1% of a Portfolio's total assets of $250 million or more, with a minimum fee of $19,000 per Portfolio per year, plus expenses. The Depository Contract provides that Ziegler is entitled to receive compensation deemed reasonable by the Board of Directors of Principal Preservation for services provided thereunder. The rate of compensation is currently set at .055 of 1% of the first $10 million of Principal Preservation's assets, .03 of 1% of the next $40 million of Principal Preservation's assets, .016 of 1% of the next $200 million of assets, and .015 of 1% of assets in excess of $250 million. The Transfer and Dividend Disbursing Agency Agreement provides that Ziegler is entitled to receive compensation deemed reasonable by the Board of Directors of Principal Preservation for services provided thereunder. The rate of compensation is currently set at $13.50 per account for the Tax-Exempt and Government Portfolios and $8.50 per account for the S&P 100 Plus, Select Value and Dividend Achievers Portfolios. Principal Preservation also reimburses Ziegler for all out-of-pocket expenses incurred in providing such services. As Transfer and Dividend Disbursing Agent, Ziegler may also collect certain fees from shareholders as disclosed in this Prospectus.

THE PORTFOLIO MANAGERS


  Mr. Vern C. VanVooren, who managed the investment of the assets of the Tax-Exempt and Government Portfolios since their inceptions in July, 1984 and December, 1985, respectively, retired effective March 29, 1996. Mr. Thomas P. Sancomb stepped in as portfolio manager for the Tax-Exempt Portfolio, and a committee of advisory personnel of Ziegler Asset Management has assumed responsibility for the management of the assets of the Government Portfolio. Mr. Sancomb has served with Ziegler and Ziegler Asset Management in various capacities since March, 1975. He has served on Ziegler's Investment Committee since July, 1984. He is a Vice President of both Ziegler and Ziegler Asset Management. Mr. Sancomb has assisted Mr. VanVooren with the management of the Government and Tax-Exempt Portfolios in the past.

  Mr. William G. Zink has managed the investment of the assets of the S&P 100 Plus Portfolio since May, 1991. Mr. Zink is a Senior Equity Manager with PanAgora, and has served in this capacity since PanAgora's origin in 1991.


  Investment decisions for the Select Value Portfolio are made by a team of investment professionals and analysts employed by Skyline. Skyline and its predecessor, Mesirow, have served as sub-advisor to the Portfolio since the commencement of its operations in August, 1994. The team responsible for the Select Value Portfolio is headed by Mr. Kenneth S. Kailin, the portfolio manager. Mr. Kailin is an officer of Skyline, having joined the firm's predecessor in 1987. Mr. Kailin also serves as portfolio manager of another registered investment company which has an investment objective, policies and restrictions similar to those of the Select Value Portfolio. Mr. Kailin's investment team includes Mr. William M. Dutton, President and Chief Executive Officer of Skyline.

  Since January, 1992, Mr. R. Douglas Ziegler has managed the investment of the assets of the Dividend Achievers Portfolio. Mr. Ziegler is the Chairman of the Board of both Ziegler and Ziegler Asset Management, and also is a director and the President of Principal Preservation.

                   DETERMINATION OF NET ASSET VALUE PER SHARE

  Net asset value per share of each Portfolio is determined by subtracting the Portfolio's liabilities (including accrued expenses and dividends payable) from the Portfolio's total assets (the value of the securities the Portfolio holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share will be calculated every week day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange (the ''Exchange''). The calculation is as of the close of trading on the Exchange (4:00 p.m. New York time) for the S&P 100 Plus, Select Value and Dividend Achievers Portfolios, 2:30 p.m. New York time for the Tax-Exempt Portfolio, and 3:00 p.m. New York time for the Government Portfolio.

                               PURCHASE OF SHARES

  Orders received by the Distributor or a Selected Dealer prior to the close of business on the Exchange will be invested at the net asset value computed on that day. Orders received after the close of trading on the Exchange will be invested at the net asset value determined as of the close of trading on the Exchange on the next business day. Except as described below, the minimum initial investment is $1,000, and the minimum additional investment is $50. Exchanges between Portfolios, reinvestments of distributions from a Portfolio or distributions from various unit investment trusts sponsored by Ziegler, reinvestments of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II and reinvestments of interest payments on bonds underwritten by Ziegler are not subject to the $50 minimum additional investment requirement. The minimum initial investment for individual retirement accounts
(IRAs), Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act is $500 and the minimum additional investment is $25. For minimum requirements for investments made through an automatic investment plan, see ''Shareholder Services - Systematic Purchase Plan.''

  Shares may be purchased by investors at net asset value plus a sales charge as set forth below. None of the Portfolios will issue shares for consideration other than cash except in the case of a bona fide reorganization or statutory merger or in certain other acquisitions of portfolio securities which meet certain criteria in accordance with state securities laws. See ''Purchase of Shares''in the Statement of Additional Information. Shares may be purchased by sending a check payable to Principal Preservation Portfolios, Inc., 215 North Main Street, West Bend, Wisconsin 53095, along with a completed account application, or through a Selected Dealer.

  Shares may be purchased by investors at net asset value plus a sales charge (expressed as a percentage of the offering price and of the net amount invested) as follows:

                                  PUBLIC OFFERING   NET AMOUNT  SELECTED DEALER
     SIZE OF INVESTMENT                PRICE         INVESTED  REALLOWANCE*<F21>
     ------------------           ---------------   ---------   ---------------
  FOR THE S&P 100 PLUS, SELECT VALUE AND
  DIVIDEND ACHIEVERS PORTFOLIOS:
  Less than $50,000                       4.50%           4.71%         4.00%
  $50,000 but less than $100,000          4.00%           4.17%         3.50%
  $100,000 but less than $250,000         3.50%           3.63%         3.00%
  $250,000 but less than $500,000         3.00%           3.09%         2.60%
  $500,000 but less than $1,000,000       2.50%           2.56%         2.20%
  $1,000,000 or more                      0.00%           0.00%         0.00%

  FOR THE GOVERNMENT AND TAX-EXEMPT PORTFOLIOS:
  Less than $25,000                       3.50%           3.63%         3.00%
  $25,000 but less than $50,000           3.00%           3.09%         2.75%
  $50,000 but less than $100,000          2.50%           2.56%         2.25%
  $100,000 but less than $250,000         2.00%           2.04%         1.75%
  $250,000 but less than $500,000         1.50%           1.52%         1.25%
  $500,000 but less than $1,000,000       1.00%           1.01%         1.00%
  $1,000,000 or more                      0.00%           0.00%         0.00%

  *<F21>In addition to the Selected Dealer Reallowance shown above, the Distributor may pay an additional commission to participating dealers and participating financial institutions acting as agent for their customers in an amount up to the difference between the sales charge and the Selected Dealer Reallowance in respect of the shares sold. No reallowance applies to purchases of $1 million or more. The Distributor may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to Selected Dealers. The Distributor's sales representatives may not qualify to participate in some of these incentive compensation programs and the Distributor may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. In addition to the amount paid to Selected Dealers, the Distributor may from time to time pay an additional concession to a Selected Dealer which employs a registered representative who sells, during a specific period, a minimum dollar amount of shares. In no event will such additional concession paid by the Distributor to the Selected Dealer exceed the difference between the sales charge and the Selected Dealer Reallowance in respect of shares sold by the qualifying registered representative. Selected Dealers who receive a concession may be deemed to be ''underwriters'' in connection with sales by them of such shares and in that capacity they may be subject to the applicable provisions of the Securities Act of 1933.

  Banks, acting as agents for their customers and not for any Portfolio or the Distributor, from time to time may purchase Portfolio shares for the accounts of such customers. Generally, the Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Should the activities of any bank, acting as agent for its customers in connection with the purchase of the shares of any Portfolio, be deemed to violate the Glass-Steagall Act, management will take whatever action, if any, is appropriate in order to provide efficient services for the Portfolio. Management does not believe that a termination in the relationship with a bank would result in any material adverse consequences to the Portfolio. In addition, state securities laws on this issue may differ, and banks and financial institutions may be required to register as dealers pursuant to state law. Investors should be aware that the shares of the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured or guaranteed by the U.S.
Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency.

  Reduced Sales Charges. There are several ways to pay a lower sales charge. One is to increase the initial investment to reach a higher discount level. The above scale is applicable to initial purchases of Principal Preservation shares by any ''purchaser.'' The term ''purchaser'' includes (1) an individual, (2) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts, (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account, (4) a pension, profit-sharing, or other employee benefit plan qualified or non-qualified under
Section 401 of the Internal Revenue Code, (5) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code, (6) employee benefit plans qualified under Section 401 of the Code of a single employer or employers who are ''affiliated persons'' of each other within the meaning of Section 2(a)(3)(c) of the Act, or (7) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

  Another way to pay a lower sales charge is for a ''purchaser'' to add to his investment so that the current offering price value of his shares plus the new investment, reach a higher discount level. For example, if the current offering price value of the shares held by a shareholder in the Portfolios equals $100,000, the shareholder will pay a reduced sales charge on additional purchases of shares. If the shareholder invested an additional $100,000, the sales charge would be 3.5% on that additional investment in the S&P 100 Plus, Select Value and Dividend Achievers Portfolios, and 2.00% in the Government and Tax-Exempt Portfolios. A shareholder's holdings in all Portfolios which have a sales charge will be aggregated in determining the break-point at which he is entitled to purchase in any Portfolio.

  A third way is for a ''purchaser'' to sign a non-binding statement of intention to invest $50,000 or more over a 13 month period in any one or combination of Principal Preservation Portfolios which have a sales charge. If the purchases are completed during that period, each purchase will be at a sales charge applicable to the aggregate of the shareholder's intended purchases. Under terms set forth in the statement of intention, shares valued at 5% of the amount of intended purchase are escrowed and will be redeemed to cover the additional sales charge payable if the statement is not completed. Any remaining shares held in escrow will be released to the purchaser. A purchaser will continue to earn dividends and capital gains distributions declared by a Portfolio with respect to shares held in escrow.

  Group Purchases. A reduced sales charge is also available to members of a qualified group. The sales charge for such persons is calculated by taking into account the aggregate dollar value of shares of all Principal Preservation shares sold subject to a sales charge being purchased or currently held by all members of the group. Further information on group purchases is contained in ''Purchase of Shares'' in the Statement of Additional Information.

  To receive the benefit of the reduced sales charge, the shareholder must inform Principal Preservation, Ziegler or the Selected Dealer that the shareholder qualifies for such a discount.

PURCHASES AT NET ASSET VALUE

  Shares may be purchased at net asset value (that is, without a sales charge) by a purchaser purchasing at least $1 million of shares or the value of whose account at the time of purchase is at least $1 million if the purchase is made through a Selected Dealer who has executed a dealer agreement with the Distributor. The term ''purchaser'' has the meaning described in ''Reduced Sales Charges,''above. The Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75 of 1% of the amount invested. All or a part of such payment may be conditioned on the monies remaining invested with Principal Preservation for a minimum period of time.

  Any pension, profit sharing or other employee benefit plan qualified under
Section 401 of the Internal Revenue Code may also purchase shares at net asset value. If such a plan purchases shares of any of the Portfolios through a Selected Dealer, the Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75 of 1% of the amount invested.

  Any state, county, or city, or any instrumentality, department, authority or agency thereof, that purchases at least $500,000 of shares or the value of whose account at the time of purchase is at least $500,000 also qualifies to purchase shares without a sales charge.

  Shares may also be purchased at net asset value when payment for those shares represents the proceeds from the redemption of shares of another mutual fund which charges a sales charge and which is not part of Principal Preservation. A purchase of shares of Principal Preservation may be made at net asset value under this provision regardless of whether the sales charge was paid on the shares redeemed in the unrelated fund, but the redemption of those shares must have occurred no more than 60 days prior to the purchase of shares of Principal Preservation. The Distributor may make a payment or payments, out of its own funds, to Selected Dealers effecting such exchanges, in an amount not to exceed
0.50 of 1% of the amount invested. All or a part of such payment may be conditioned upon the monies remaining invested with Principal Preservation for a minimum period of time. Shares of Principal Preservation in addition to those qualifying for purchase at net asset value under this provision may be purchased at net asset value plus the normal sales charge.

  Shares may also be purchased at net asset value by:  Directors and officers of Principal Preservation (including shares purchased jointly with or individually by any such person's spouse and shares purchased by any such person's children or grandchildren under age 21); employees of Ziegler, Selected Dealers, PanAgora and Skyline, and the trustee or custodian under any pension or profit-sharing plan established for the benefit of the employees of any of the foregoing. The term ''employee'' includes an employee's spouse (including the surviving spouse of a deceased employee), parents, children and grandchildren under age 21, and retired employees. Shares may also be purchased with a reduced sales charge of 0.50 of 1% by directors of The Ziegler Companies, Inc. who are not also employees of Ziegler.

  Shares may also be purchased without a sales charge upon the reinvestment of distributions from any Principal Preservation portfolio, or investment of distributions from various unit investment trusts sponsored by Ziegler; the reinvestment of principal or interest payments on bonds issued by Ziegler Mortgage Securities, Inc. II; or the reinvestment of interest payments on bonds underwritten by Ziegler.

                                  REDEMPTIONS

  You may have any or all of your shares redeemed as described below on any day Principal Preservation is open for business at the net asset value next determined. See ''Determination Of Net Asset Value Per Share.'' If the order is received prior to the close of the Exchange the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next business day.

  By Telephone. If you have completed the Telephone Redemption Authorization and signature guarantee sections of the account application, you may redeem shares by calling Principal Preservation at 800-826-4600. This authorization must be on file at least five days prior to the first telephone redemption.
This authorization requires a signature guarantee. At your request, redemption will be made by wire to the bank account designated on the account application or a check will be sent to you at the registered address for your account on the business day following the redemption. See ''Redemptions - Sending Redemption Proceeds - By Wire.''

  You cannot redeem shares by telephone if you hold stock certificates for those shares. Additionally, shares paid for by personal, corporate, or government check cannot normally be redeemed before the 15th day after the purchase date or until the check clears.

  By establishing the telephone redemption service, you authorize Ziegler, as Principal Preservation's transfer agent (the ''Transfer Agent''), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by establishing the telephone redemption services. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, Principal Preservation, or any of their employees fails to abide by these procedures, Principal Preservation may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, none of the Transfer Agent, Principal Preservation or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

  By Mail. To redeem shares by mail, send the following information to the Transfer Agent: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered, together with the shareholder's account number; (2) the stock certificates for the shares being redeemed, if the certificates are held by the shareholders; (3) any required signature guarantees (see ''Signature Guarantees'' below); and (4) any additional documents which might be required for redemptions by corporations, executors, administrators, trustees, guardians, or other similar entities.

  The Transfer Agent will redeem shares when it has received all necessary documents. You will be notified promptly by the Transfer Agent if your redemption request cannot be accepted. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. Questions concerning redemption procedures should be directed to the Transfer Agent at 800-826-4600.

  Signature Guarantees. To protect you, the Transfer Agent and Principal Preservation from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. Signature guarantees are required for: (1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on Principal Preservation's records; (2) any redemptions by mail which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past thirty (30) days; (4) authorizations to redeem by telephone; and (5) requests to transfer the registration of shares to another owner. These requirements may be waived by Principal Preservation in certain instances.

  The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature.

  Sending Redemption Proceeds. The Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

  By Mail. The Transfer Agent mails checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents.

  By Wire. The Transfer Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $7.50 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

  Redemption Through Securities Brokers. Shares can also be redeemed through a securities dealer, who may charge a fee.Conditions on Redemptions. If, due to redemption, your account in a Portfolio drops below $500 for three months or more, the Portfolio has the right to redeem your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

  Principal Preservation may suspend the right to redeem shares of one or more of the Portfolios for any period during which: (1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Portfolio(s) to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the shareholders of the Portfolio(s).

  It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of Principal Preservation, make it undesirable for a Portfolio to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in securities or other property of a Portfolio. However, the Portfolios have obligated themselves under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Portfolio's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Persons receiving such securities would incur brokerage costs when these securities are sold.

                              SHAREHOLDER SERVICES

  Principal Preservation offers a number of shareholder services designed to facilitate investment in Portfolio shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained from Principal Preservation, or the Distributor.

  Systematic Purchase Plan. A Systematic Purchase Plan (''SPP'') may be established at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is reduced to $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum is further reduced to $25. The minimum subsequent investment is also reduced to $50 for all other accounts with balances of $1,000 or more. By participating in the SPP, you may automatically make purchases of Principal Preservation shares on a regular, convenient basis. Under the SPP, your bank or other financial institution honors preauthorized debits of a selected amount drawn on your account each month and applied to the purchase of Principal Preservation shares. The SPP can be implemented with any financial institution that will accept the debits. There is no service fee for participating in the SPP. An application and instructions on establishing the SPP are available from your registered representative, the Distributor or Principal Preservation.

  Periodic Withdrawal Plan. You may establish a periodic withdrawal plan if you own or purchase shares having a current offering price value of at least $10,000 in a single Portfolio (except no such minimum applies for distributions from an IRA). The periodic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. The minimum amount you may receive under a periodic withdrawal plan is $150 per month. Normally, you would not make regular investments at the same time you are receiving periodic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of your new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. You may terminate your periodic withdrawal plan at any time by written notice to Principal Preservation or the Transfer Agent.

  Reinvestment Privilege. If you redeem shares, you may reinvest all or part of the redemption proceeds in the same Portfolio, without a sales charge, if you send written notice to Principal Preservation or the Transfer Agent not more than 30 days after the shares are redeemed. Your redemption proceeds will be reinvested on the basis of net asset value of the shares in effect immediately after receipt of the written request. You may exercise this reinvestment privilege only once upon redemption of your shares. Any capital gains tax you incur on the redemption of your shares is not altered by your subsequent exercise of this privilege. If the redemption resulted in a loss and reinvestment is made in shares, the loss will not be recognized.

  Exchange Privilege. Subject to compliance with applicable minimum investment requirements, shares of any Principal Preservation portfolio may be exchanged for shares of any other Principal Preservation portfolio in any state where the exchange legally may be made. The standard sales commission applicable to purchases of shares of the Principal Preservation portfolio into which the exchange is being made (as disclosed in the then current prospectus for that Principal Preservation portfolio) will be charged in connection with the exchange, less any sales commission previously paid by the shareholder with respect to the shares being exchanged. However, if a front-end sales commission was previously paid with respect to the shares being exchanged and the investment represented by such shares has been held in one or more Principal Preservation portfolios continuously for at least one year prior to the proposed exchange, then no additional sales commission will be charged in connection with the exchange. Before engaging in any such exchange, a shareholder should obtain from the Distributor and carefully read the current prospectus relating to the Principal Preservation portfolio into which he or she intends to exchange. Such exchanges may be subject to a service charge by the Transfer Agent (currently $5.00).

  In order to effect an exchange on a particular business day, the Transfer Agent must receive a completed exchange authorization form or other written instructions, signed by all account holders, no later than 3:00 p.m. Eastern Time. Exchange authorization forms may be obtained from, and should be returned to, the Transfer Agent at 215 North Main Street, West Bend, Wisconsin 53095.
The Transfer Agent may accept instructions from Selected Dealers, subject to certain conditions and requirements, by wire or telephone, for the exchange of shares held in an investor's account. Principal Preservation may amend, suspend or revoke this exchange privilege at any time, but will provide shareholders at least 60 days' prior notice of any change that adversely affects their rights under this exchange privilege. Exchanges are subject to the conditions described above under ''Redemptions - Conditions on Redemptions.''

  An exchange of shares is considered a sale for tax purposes and you will realize a gain or loss for federal income tax purposes.An excessive number of exchanges may be disadvantageous to Principal Preservation. Therefore, Principal Preservation, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than three exchanges of shares in 12 months or more than one exchange per calendar quarter.

  Reinvestment of Distributions or Interest Payments. Unit holders of Ziegler sponsored unit investment trusts, holders of Ziegler Mortgage Securities, Inc. II bonds and holders of bonds underwritten by Ziegler may purchase shares of Principal Preservation by automatically reinvesting distributions from their unit investment trust, reinvesting principal or interest from their Ziegler Mortgage Securities, Inc. II bonds, or reinvesting interest from the bonds underwritten by Ziegler, as the case may be. Unit holders and bondholders desiring to participate in this plan should contact the Distributor for further information.

  Tax Sheltered Retirement Plans. Shares of the Portfolios are available for purchase in connection with the following tax-sheltered plans: (1) Individual Retirement Accounts; (2) Keogh plans; (3) 401(k) Plans; and (4) 403(b) Plans for employees of most nonprofit organizations. Detailed information concerning these plans and prototypes of these plans and other information are available from the Distributor. They should be carefully reviewed and considered with your tax or financial adviser. IRA investors do not receive the benefits of long-term capital gains treatment when funds are distributed from their account.

  For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

            DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

  Dividends from net investment income will be declared daily and paid monthly in the Government and Tax-Exempt Portfolios, and will be declared and paid quarterly in the S&P 100 Plus, Select Value and Dividend Achievers Portfolios. Dividends may be taken in cash or additional shares at net asset value (without a sales charge). You may also direct the Transfer Agent to invest the dividends in shares of any other Principal Preservation portfolio for which you have an account. The investment occurs on the same day as the dividend distribution date. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, they will be automatically reinvested in additional shares of the relevant Portfolio.

  Capital gains distributions, if any, in all Portfolios will be declared annually and normally will be paid within 45 days after the end of the fiscal year.

                                   TAX STATUS

  Each Portfolio intends to qualify as a ''regulated investment company'' under Subchapter M of the Internal Revenue Code of 1986 (the ''Code''). In order to so qualify, each Portfolio must satisfy a number of requirements, including the requirement that at least 90% of the Portfolio's gross income be derived from dividends, interest and gains from the sale or other disposition of stock or other securities. Another requirement is that less than 30% of a Portfolio's gross income be derived from the sale or other disposition of securities held for less than three months (netting gains and losses which are parts of designated hedges). In determining these gross income requirements, a loss from the sale or other disposition of securities does not enter into the computation.

  Each Portfolio will distribute substantially all of its net income and capital gains. Regulated investment companies, in most instances, pay a nondeductible four percent excise tax on the amount, if any, by which actual distributions of investment income and capital gains are less than distributions required by the Code. Principal Preservation intends to make distributions in a manner which will avoid the excise tax. The federal income tax status of all distributions will be reported to shareholders annually. That part of the Tax-Exempt Portfolio's net investment income which is attributable to interest from tax-exempt securities and which is distributed to shareholders will be designated as an ''exempt-interest dividend'' under the Code. A Portfolio's distributions are taxable when they are paid, whether a shareholder takes them in cash or reinvests them in additional shares, except that distributions declared in December and paid in January each year are taxable as if paid on December 31 of the earlier year.

  The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority which vary with respect to the taxation of such dividend income. It is possible that some states will exempt from tax that portion of the exempt-interest dividend which represents interest received by the Tax-Exempt Portfolio on that state's securities. Therefore, the Tax-Exempt Portfolio will report annually to its shareholders the percentage of interest income received on a state-by-state basis. You should consult with your tax adviser regarding the extent, if any, to which exempt-interest dividends are exempt under state laws applicable to your dividend distributions.

  A portion of the net investment income of the Government, S&P 100 Plus, and Dividend Achievers Portfolios will qualify for the 70% dividends received deduction for corporations.

  Each series of a series company, such as Principal Preservation, is treated as a separate entity for federal income tax purposes so that the net realized capital gains and losses of Principal Preservation's separate portfolios are not combined.

                             DESCRIPTION OF SHARES


  The authorized common stock of Principal Preservation consists of one billion shares, par value of $0.001 per share. The shares of Principal Preservation are presently divided into seven series: Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Select Value Portfolio, Dividend Achievers Portfolio, Wisconsin Tax-Exempt Portfolio and Cash Reserve Portfolio, consisting of 50 million shares in each of the first six Portfolios and 400 million in the Cash Reserve Portfolio. Shares of the Cash Reserve Portfolio are further divided into two separate classes, Class X Common Stock (the Retail Class) and Class Y Common Stock (the Institutional Class), consisting of 200 million shares each. The Board of Directors of Principal Preservation may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

  Each share of Principal Preservation has one vote, and when issued and paid for in accordance with the terms of the offering will be fully paid and nonassessable. Each share of a series is entitled to participate pro rata in any dividends or other distributions declared by the Board of Directors of Principal Preservation with respect to that series, and all shares of a series have equal rights in the event of liquidation of that series. Shares of stock are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share.

  Each share of each series of Principal Preservation (including each share of each of the Portfolios) is entitled to one vote on each matter presented to shareholders of that series. As a Maryland corporation, Principal Preservation is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract. On matters affecting an individual series (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of a series) a separate vote of the shares of that series is required. Shares of a series are not entitled to vote on any matter not affecting that series. All shares of each series vote together in the election of Directors. Shares do not have cumulative voting rights.

  As used in the Prospectus, the phrase ''majority vote'' of the outstanding shares of a series (or of Principal Preservation) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or Principal Preservation) present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or Principal Preservation).

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Purchase and sale orders for portfolio securities may be effected through brokers, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Purchases and sales of securities traded over-the-counter may be effected through brokers or dealers. Brokerage commissions on securities and options are subject to negotiation between Principal Preservation and the broker.

  Principal Preservation will not deal with Ziegler or its affiliates in any transaction in which they act as a principal, but to the extent and in the manner permitted by the 1940 Act may effect brokerage transactions through them. The Advisors may utilize the services of Ziegler or an affiliate as a broker if the commissions, fees or other remuneration received by them are reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. See ''Portfolio Transactions and Brokerage'' in the Statement of Additional Information.

  Allocation of transactions, including their frequency, to various dealers is determined by the Advisors in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Principal Preservation may also consider sales of shares of its various series as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution.

                             DISTRIBUTION EXPENSES

  In addition to the sales charge deducted at the time of purchase, each Portfolio is authorized under a Distribution Plan (the ''Plan'') pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors. The Plan permits payments to be made by each Portfolio to the Distributor to reimburse it for expenditures incurred by it in connection with the distribution of each Portfolio's shares to investors. These payments include, but are not limited to, payments to selling representatives or brokers as a service fee, advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan and performing other promotional or administrative activities on behalf of each of the Portfolios. Plan payments may also be made to reimburse the Distributor for its overhead expenses related to distribution of the Portfolio's shares. No reimbursement may be made under the Plan for expenses of the past fiscal years or in contemplation of expenses for future fiscal years.


  Under the Plan, payments presently may not exceed an amount computed at an annual rate of 0.25 of 1% of the average daily net assets of any Portfolio. Prior to July 1, 1995, net assets allocated to accounts opened before March 1, 1991 in the Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio and Dividend Achievers Portfolio were excluded from the fee calculation (including assets contributed to such accounts on or after March 1, 1991, provided the account was opened before March 1, 1991). On April 27, 1995, the shareholders of those four Portfolios approved an amendment to the Plan (the ''Plan Amendment'') which provided that, commencing July 1, 1995, the fee payable by those Portfolios under the Plan would be assessed on the Portfolio's total net assets, including net assets allocated to accounts opened before March 1, 1991. As a phase-in measure, the Advisor committed that it would reimburse expenses to each of those Portfolios as necessary so that, for the period commencing July 1, 1995 and continuing through December 31, 1996, the annualized operating expenses of those Portfolios would not exceed the folowing amounts, stated as a percentage of the relevant Portfolio's average daily net assets:
Government Portfolio - 1.15%; Tax-Exempt Portfolio - 1.15%; S&P 100 Plus Portfolio - 1.25%; and Dividend Achievers Portfolio - 1.30%.

  The Distribution Plan continues in effect, if not sooner terminated, for successive one-year periods, provided that its continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons of any of the Advisors. For further information regarding the Distribution Plan, see ''Distribution Expenses'' in the Statement of Additional Information.

                               OTHER INFORMATION

  Transfer and Dividend Disbursing Agent. B.C. Ziegler and Company, 215 North Main Street, West Bend, Wisconsin 53095, acts as Transfer and Dividend Disbursing Agent.

  Shareholder Statements and Reports. Shareholders receive confirmations at least quarterly regarding their transactions and reports at least semiannually setting forth various financial and other information related to the Portfolios.

  Shareholder Inquiries. Shareholder inquiries may be directed to Principal Preservation at 215 North Main Street, West Bend, Wisconsin 53095; or by telephone at (800) 826-4600.

  Performance Information. From time to time the Portfolios may advertise their ''yield'' and ''total return.'' Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The ''yield'' of a Portfolio refers to the income generated by an investment in that Portfolio over a one month period (which period will be stated in the advertisement). This income is then ''annualized.'' That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. ''Total return'' of a Portfolio refers to the average annual total return for one, five and ten year periods (or so much thereof as a Portfolio has been in existence). Total return is the change in redemption value of shares purchased with an initial $10,000 investment, assuming the reinvestment of dividends and capital gains distributions, after giving effect to the maximum applicable sales charge. In addition, the Tax-Exempt Portfolio may advertise its ''tax equivalent yield,'' which is computed by dividing that portion of the Portfolio's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt. Performance information should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality of the Portfolios and the market conditions during the time period, and should not be considered as a representation of what may be achieved in the future. Further information is contained in the Statement of Additional Information.

  Portfolio Rating. From time to time the Portfolios may obtain and use a rating from a nationally recognized statistical rating organization. For a description of such ratings, see ''Portfolio Ratings'' in the Statement of Additional Information.


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                TERMS AND CONDITIONS OF GENERAL APPLICATION FORM
                             ADDITIONAL INVESTMENTS

  After a Shareholder account is established, additional investments in the amount of $50 or more ($25 or more for IRAs, Keogh Plans, Self-Directed Retirement Plan Accounts, and Custodial Accounts under the Uniform Gifts/Transfers to Minors Act) may be made to that existing account at any time. Additional investments will be applied to the purchase of full and fractional shares of the specified Portfolio at the public offering price. These investments should be accompanied by an investment transmittal stub (attached to any previously received shareholder confirmation) and mailed directly to B.C. Ziegler and Company, 215 North Main Street, West Bend, Wisconsin 53095 (the Transfer Agent). Additional investments can also be made through your dealer.

                         INFORMATION PERTAINING TO THE
                             STATEMENT OF INTENTION

  Subject to conditions specified below, each purchase during the 13-month period subsequent to the effective date of this application will be made at the public offering price applicable to a single transaction of the dollar amount indicated, as described in the then effective prospectus. The offering price may be further reduced under the Combined Purchase and Cumulative Investment Privilege if the Transfer Agent is advised of any shares previously purchased and still owned. You understand that you may, at any time during the period, revise upward your stated intention by submitting a written request to that effect. Such revision shall provide for the escrowing of additional shares.
The original period of the Statement, however, shall remain unchanged. Each separate purchase made pursuant to the Statement is subject to the terms and conditions contained in the prospectus in effect at the time of that particular purchase. It is understood that you make no commitment to purchase shares, but that if purchases so made within 13 months from this date do not aggregate the amount specified, you will pay the increased amounts of sales charge prescribed in the terms of escrow. You or your dealer must refer to this Statement of Intention in placing each future order for shares while this Statement is in effect. It is understood that when remitting funds directly to the Transfer Agent for investment in your account, specific reference must be made to this Statement. This cancels and supersedes any previous instructions which you may have given inconsistent with the above. You have received a copy of the current prospectus to which this application relates.

  Terms of Escrow to the Statement of Intention

  1. To assure compliance with provisions of the Investment Company Act of 1940, out of the initial purchase (or subsequent purchase if necessary) 5% of the dollar amount indicated on the reverse side hereof will be held in escrow in the form of shares (computed to the nearest full share at the applicable public offering price) registered in your name. These shares will be held by the Transfer Agent and be subject to the terms of escrow.

  2. If total purchases pursuant to this Statement equal the amount of the specified expected aggregate purchase, escrow shares will be released from restriction and be deposited to your account.

  3. If the total purchases pursuant to this Statement are less than the amount specified, you shall remit to the Dealer an amount equal to the difference between the dollar amount of sales charge actually paid and the amount of sales charge which would have been paid on the total purchases if all such purchases had been made at a single time. If the Distributor or the dealer, within 10 business days after request, does not receive this amount, they will instruct the Transfer Agent to redeem an appropriate number of escrow shares to realize such difference. If the proceeds from this redemption are inadequate, you will be liable to the Distributor or the dealer for the difference. The remaining shares after the redemption will be deposited to your account unless otherwise instructed.

  4. You hereby irrevocably constitute and appoint the Transfer Agent as attorney to surrender for redemption any or all shares on the books of Principal Preservation, under the conditions previously outlined, with full power of substitutions in the premises.

  5. Any dividends and capital gain distributions declared by Principal Preservation with respect to escrowed shares will be added to the escrow account.

                             COMBINED PURCHASE AND
                        CUMULATIVE INVESTMENT PRIVILEGE

  Shares may be purchased at the offering price applicable to the total of (a) dollar amount then being purchased plus (b) an amount equal to the value of the combined holdings of all series of Principal Preservation that have a sales charge of (1) an individual; (2) an individual, his spouse and their children under the age of 21 purchasing securities for his or their own account; (3) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account; (4) a pension, profit sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code (the ''Code''); (5) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (6) employee benefit plans qualified under Section 401 of the Code of a single employer or of employers who are ''affiliated persons'' of each other within the meaning of Section 2(a)(3)(c) of the Securities Act of 1933, as amended; or (7) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order for this cumulative quantity discount to be made available, the shareholder or his securities dealer must notify B.C. Ziegler and Company of the total holdings in all series of Principal Preservation each time an order is placed.

                             TELEPHONE REDEMPTIONS

  If you elect to redeem by telephone, a signature guarantee must be included with the application. This authorizes and directs Principal Preservation and the Transfer Agent, acting as your attorneys-in-fact, to redeem any or all shares of Principal Preservation pursuant to instructions received by telephone from you or any other person and to wire the proceeds to the bank account designated in your application. You agree that any telephone instructions may be recorded.

                              DEALER AUTHORIZATION

  The dealer, in signing the Authorization, authorizes B.C. Ziegler and Company, as its agent and on its behalf, to purchase from time to time shares of Principal Preservation necessary for the shareholder who has signed the Authorization. B.C. Ziegler and Company is authorized and directed where necessary to cause the shares to be transferred to the name of the shareholder on the books of Principal Preservation to retain and to account to the dealer for the dealer's sales charge due on each purchase, to confirm each direct sale to the shareholder on behalf of the dealer, and to transmit to the shareholder each new prospectus of Principal Preservation or supplement thereto delivered to it for that purpose. The dealer guarantees the genuineness of the signature(s) on the Authorization and represents that each person who has signed the Authorization is of legal age and not under legal disability. The dealer also represents that it is a duly licensed and registered dealer and that it may lawfully sell the specified securities in the state designated as the investor's mailing address. It further represents, if the sale has been made within the United States, that it is a member of the NASD and has entered into a soliciting dealer agreement with B.C. Ziegler and Company with respect to such shares.

         TERMS AND CONDITIONS FOR ESTABLISHING SYSTEMATIC PURCHASE PLAN

1.OPENING A SYSTEMATIC PURCHASE PLAN (''SPP''). An SPP may be established at any time by submitting the information requested above to the Transfer Agent. Depending on the date you elect to have automatic investments made, the SPP may take up to 30 days to commence after receipt of the SPP request by the Transfer Agent. There is a minimum initial investment of $100.00 for accounts opened under the SPP, and for subsequent investments ($50 or more for IRAs, Keogh Plans, Self-Directed Retirement Plan Accounts, and Custodial Accounts under the Uniform Gifts/Transfers to Minors Act, until your account balance reaches $500, after which investments can be made in increments of $25 or more). The additional investment amount drops to $50 for SPP participants whose accounts exceed $1,000.

2.INVESTMENTS. Principal Preservation shall collect the amount specified from your account at the designated financial institution as hereby authorized, debiting such account to its own order. Other than the sales charge, there are no service fees for participation in the SPP. Principal Preservation shall treat each deposit as if it were made by you directly.

3.TERMINATION. The privilege of making deposits under this service may be revoked by Principal Preservation without prior notice if any debit is not paid upon presentation. Principal Preservation shall be under no obligation to notify you of the non-payment and Principal Preservation shall have no liability whatsoever with respect thereto. You may discontinue the SPP by written notice to the Transfer Agent which is received at least ten business days prior to the collection date or the SPP may be discontinued at any time by Principal Preservation upon 30 days written notice prior to any collection date.

4.CHANGES IN ACCOUNT. In order to continue participation in the SPP, you must notify the Transfer Agent in writing of changes in your account. A ''Voided'' check reflecting the change of account must be attached to the written notification.

5.AVAILABILITY. The SPP is available only through financial institutions that have agreed to participate in such plans and may not be available to residents of certain states.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                            ACCOUNT APPLICATION FORM

MAKE CHECK OR                           MAIL TO:  Principal Preservation
                                                  215 North Main Street
                                                  West Bend, WI 53095
MONEY ORDER PAYABLE TO: Principal Preservation Portfolios, Inc.
------------------------------------------------------------------------------
ACCOUNT REGISTRATION

Individual
------------------------------------------------------------------------------
First        Middle Initial                      Last Name

Joint Owner
------------------------------------------------------------------------------
First          Middle Initial                    Last Name
(In case of joint registration, a joint tenancy with right of survivorship will be presumed, unless otherwise indicated.)

Uniform Gift To Minor
------------------------------------------------------------------------------
Custodian's Name

Other
------------------------------------------------------------------------------
Name of corporation, other organization or fiduciary; if trust, state trustee, maker and date of trust

------------------------------------------------------------------------------
Print - Street Address                    (Area code) Telephone No. (optional)

------------------------------------------------------------------------------
City                                      State                       Zip Code

Citizen of:    United States     Other
                                      ----------------------------------------
                                                    (please specify)

------------------------------------------------------------------------------
PORTFOLIO SELECTION

Choose the Portfolio(s) in which you wish to open an account and indicate the amount you wish to invest in each. Minimum initial investment is $1,000 ($500 for IRAs, Keogh Plans, Self-Directed Retirement Plan Accounts and Custodial Accounts under the Uniform Gifts/Transfers to Minors Act).


Government Portfolio                    Dividend Achievers Portfolio
                     ---------                                       --------

Tax-Exempt Portfolio                    I'm interested in the Cash Reserve
                     -------
                                        Portfolio. Please send me a Prospectus.
S&P 100 Plus Portfolio                  I'm interested in the Wisconsin
                       -------
                                        Tax-Exempt Portfolio.
Select Value Portfolio                  Please send me a Prospectus.
                       -------


------------------------------------------------------------------------------

METHOD OF PAYMENT

Shares purchased by personal or corporate check may not be
redeemed by telephone or otherwise until 15 days after invest-
ment date or until the check clears.
Personal Check  or  Other (specify)
                                    -----------------

------------------------------------------------------------------------------
DIVIDEND AND DISTRIBUTION OPTIONS
Until I advise you to the contrary, I elect to:

Reinvest all dividends and capital           Receive dividends in cash and
gain distributions.                          reinvest capital gains.
(If no box is checked, all dividends and
capital gainb distributions will be          Receive all distributions in cash.
reinvested in additional shares.)

------------------------------------------------------------------------------
STATEMENT OF INTENTION

Effective Date
              -----------------------------------

(Not more than 90 days prior to date of signature)
The investor intends, but shall be under no obligation, to invest over a 13-month period from the date of purchase an aggregate amount in any of the Portfolios having a sales charge equal to at least:

$25,000-$49,999         $250,000-$499,999
$50,000-$99,999         $500,000-$999,999
$100,000-$249,999       $1,000,000 or more

Each purchase will be made at the public offering price applicable to a single purchase of the dollar amount designated above, as described in the Prospectus (see ''PURCHASE OF SHARES'').

------------------------------------------------------------------------------
RIGHTS OF ACCUMULATION

I qualify for Rights of Accumulation as described in the Prospectus. Listed below are all the accounts from the different Portfolios of Principal Preservation sold subject to a sales charge which should be credited toward the reduced sales charge.

Account Number                          Account Number
              -----------------------                 --------------------

Account Number                          Account Number
              -----------------------                 --------------------

------------------------------------------------------------------------------
TELEPHONE EXCHANGE
I authorize telephone exchange privileges.

   If you request the telephone exchange option, you must obtain a Signature
                               Guarantee on back.

------------------------------------------------------------------------------
SYSTEMATIC PURCHASE PLAN (''SPP'')

If you select this option please review the terms and conditions in the Prospectus. New accounts please fill in information in account registration and select one Portfolio under Portfolio Selection. I hereby authorize Principal
Preservation to withdraw from my checking account: $         (see Terms and
                                                    --------
Conditions) on or about the  5th or  20th of each month.
An account must be previously established or a check in the amount of at least must accompany application to be used to purchase shares of the
---------
following Portfolio:
                    -------------------------------------------------------

Through the financial institution as follows:

------------------------------------------------------------------------------
Name of Financial Institution                       Branch Name and Number

------------------------------------------------------------------------------
                        Address of Financial Institution
Please attach an unsigned and voided check from the checking account you wish to use for the Systematic Purchase Plan. Write ''Void'' across the face of the check. Your check must be imprinted with all name(s) on your bank account and carry your financial institution's magnetic ink coding numbers across the bottom.

Signature                             Signature                      Date

------------------------------------------------------------------------------
(If your checking account is held by more than one person, all account holders must sign this application.)

------------------------------------------------------------------------------
TELEPHONE REDEMPTIONS -     By wire to:  or   By mail to registered owner's
address of record.

------------------------------------------------------------------------------
Bank Name and Your Bank ABA Routing Number

------------------------------------------------------------------------------
Bank Address - Street                                  Name of Bank Account

------------------------------------------------------------------------------
City            State    Zip                         Your Bank Account Number

  If you request Telephone Redemptions, you must obtain a Signature Guarantee
                                    (below).

------------------------------------------------------------------------------
STEMATIC WITHDRAWAL PAYMENT
Beginning             , 19      please send checks in
          ------------     ----
the amount of $                 .
               -----------------
                ($150 minimum)
Monthly           Quarterly
       -----------         --------------
Please allow 30 days to start a program. Checks will be sent on the 26th day of each month (the next business day if a holiday).
    Payment to be made to registered owner's address of record.
    Payment to be made to other than registered shareholders, identified at right:

------------------------------------------------------------------------------
Bank or Payee's Name

------------------------------------------------------------------------------
Account Number

------------------------------------------------------------------------------
Name

------------------------------------------------------------------------------
Street Address

------------------------------------------------------------------------------
City            State                             Zip

If you request payments to be made other than to the registered shareholder, you must obtain a Signature Guarantee (below).

------------------------------------------------------------------------------
SIGNATURE (This section must be filled out by new accounts.)
By the execution of this Application the investor represents and warrants that he has full right, power and authority, and, if a natural person is of legal age in his state of residence, to make the investment applied for pursuant to this Application, and the person or persons, if any, signing on behalf of the investor represent and warrant that they are duly authorized to sign this Application, and to purchase or redeem shares of Principal Preservation on behalf of the investor. The investor hereby affirms that he has received a current Prospectus.
''Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.''

ONLY INDIVIDUALS FILL IN
X                                     X
 -----------------------------------------------------------------------------
Signature of Applicant        Date    Signature of Joint Registrant, if any

------------------------------------------------------------------------------
Social Security Number  Print Name of Taxpayer Whose Number Appears at Left

OR
ONLY CORPORATIONS, PARTNERSHIPS, TRUSTS INSTITUTIONS FILL IN

------------------------------------------------------------------------------
Firm Name

------------------------------------------------------------------------------
Date                     Signature and Title

------------------------------------------------------------------------------
Taxpayer Identification Number  Date            Signature and Title

------------------------------------------------------------------------------
SIGNATURE GUARANTEE (Required for Telephone Redemptions or Systematic Withdrawal Payment options, if chosen above.) Signature(s) Guaranteed by commercial bank, trust company, savings and loan association, credit union or member firm of a national stock exchange.
By:
------------------------------------------------------------------------------
(Authorized Signature)                      Name of bank, association or firm

------------------------------------------------------------------------------
DEALER IDENTIFICATION

B.C. Ziegler and Company (the ''Distributor''), acts as agent in all purchases by the investor of Principal Preservation shares. The Distributor and the authorized dealer, if any, named below each authorizes and appoints B.C. Ziegler and Company to act as its agent to execute the purchase of Principal Preservation shares by the investor, whether the payment is received from the Distributor, the authorized dealer or directly from the investor, and to confirm such purchases on their behalf.

------------------------------------------------------------------------------
Dealer's Name

------------------------------------------------------------------------------
Home Office Address                          City         State       Zip Code

By
------------------------------------------------------------------------------
Authorized Signature of Dealer           Address of Office Servicing Account

------------------------------------------------------------------------------
Branch No.        Salesman's No.       Salesman's Last Name          Dealer No.


                                   APPENDIX A
                       COMPOSITION OF THE S&P 100 INDEX*<F22>
                          (AS OF DECEMBER 31, 1995)


                                                            PERCENT OF
                                                                 TOTAL
COMPANY NAME                                               COMPOSITION
------------                                               -----------

Aluminum Company of America                                       0.48
American Electric Power Company, Inc.                             0.39
American Express Company                                          1.05
American General Corporation                                      0.37
American International Group, Inc.                                2.28
American Telephone and Telegraph Company                          5.32
Ameritech Corporation                                             1.70
Amoco Corporation                                                 1.85
AMP Incorporated                                                  0.42
Atlantic Richfield Company                                        0.92
Avon Products, Inc.                                               0.28
Baker-Hughes Incorporated                                         0.18
BankAmerica Corporation                                           1.25
Baxter International Inc.                                         0.60
Bell Atlantic Corporation                                         1.51
Bethlehem Steel Corporation                                       0.08
Black & Decker Corporation                                        0.15
The Boeing Company                                                1.38
Boise Cascade Corporation                                         0.08
Bristol-Meyers Squibb Company                                     2.30
Brunswick Corporation                                             0.12
Burlington Northern Santa Fe Corporation                          0.57
Capital Cities/ABC, Inc.                                          1.00
Ceridian Corporation                                              0.14
Champion International                                            0.21
Chrysler Corporation                                              1.10
CIGNA Corporation                                                 0.39
Citicorp                                                          1.48
Coastal Corporation                                               0.20
Coca-Cola Company                                                 4.88
Colgate-Palmolive Company                                         0.53
Computer Sciences Corporation                                     0.18
Delta Air Lines, Inc.                                             0.19
Digital Equipment Corporation                                     0.49
Walt Disney Company                                               1.58
Dow Chemical Company                                              0.96
DuPont (E.I.) de Nemours and Company                              1.99
Eastman Kodak Company                                             1.18
Entergy Corporation                                               0.35
Exxon Corporation                                                 5.16
Federal Express Corporation                                       0.21
First Chicago NBD Corporation                                     0.65
First Fidelity Bancorporation                                     0.31
First Interstate Bancorp                                          0.59
Fluor Corporation                                                 0.29
Ford Motor Company                                                1.61
General Dynamics Corporation                                      0.20
General Electric Company                                          6.23
General Motors Corporation                                        2.06
Great Western Financial Corporation                               0.17
Halliburton Company                                               0.30
Harrah's Entertainment, Inc.                                      0.13
Harris Corporation                                                0.11
Heinz (H.J.) Company                                              0.63
Hewlett-Packard Company                                           2.20
Homestake Mining Company                                          0.11
Honeywell Inc.                                                    0.34
Intel Corporation                                                 2.45
International Business Machines Corporation                       2.71
International Flavors & Fragrances Inc.                           0.28
International Paper Company                                       0.48
ITT Hartford Group, Inc.                                          0.29
Johnson & Johnson                                                 2.86
Kmart Corporation                                                 0.17
Limited (The), Inc.                                               0.33
Mallinckrodt Group Inc.                                           0.14
May Department Stores Company                                     0.55
McDonald's Corporation                                            1.64
MCI Communications Corporation                                    0.92
Merck & Co., Inc.                                                 4.22
Merrill Lynch & Co., Inc.                                         0.47
Minnesota Mining & Manufacturing Company                          1.46
Mobil Corporation                                                 2.31
Monsanto Company                                                  0.76
National Semiconductor Corporation                                0.14
Norfolk Southern Corporation                                      0.57
Northern Telecom Limited                                          0.56
NYNEX Corporation                                                 1.20
Occidental Petroleum Corporation                                  0.35
PepsiCo, Inc.                                                     2.30
Pharmacia &Upjohn, Inc.                                           1.01
Polaroid Corporation                                              0.12
Ralston Purina Group                                              0.34
Raytheon Company                                                  0.59
Rockwell International Corporation                                0.61
Schlumberger Limited                                              0.87
Sears, Roebuck & Co.                                              0.78
Southern Company                                                  0.85
Tandy Corporation                                                 0.16
Tektronix, Inc.                                                   0.07
Teledyne, Inc.                                                    0.07
Texas Instruments Inc.                                            0.49
Toys ''R'' Us, Inc.                                               0.31
Unicom Corporation                                                0.36
Unisys Corporation                                                0.05
United Technologies Corporation                                   0.62
Wal-Mart Stores, Inc.                                             2.67
Weyerhaeuser Company                                              0.46
Williams Companies, Inc.                                          0.23
Xerox Corporation                                                 0.73


*<F22>''Standard & Poor's'', ''Standard & Poor's 100'', ''S&P'', ''S&P 100'' and
''100'' are registered trademarks of Standard & Poor's Corporation.

                               TABLE OF CONTENTS
                                                   PAGE
                                                   ----
Questions and Answers                                 2
Expenses                                              5
Financial Highlights                                  7
Investment Objectives                                12
Investment Program                                   13
Special Considerations                               20
Management                                           22
Determination of Net Asset Value Per Share           25
Purchase of Shares                                   26
Redemptions                                          29
Shareholder Services                                 30
Dividends, Capital Gains Distributions
  and Reinvestments                                  32
Tax Status                                           32
Description of Shares                                33
Portfolio Transactions and Brokerage                 34
Distribution Expenses                                34
Other Information                                    35

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

INVESTMENT ADVISORS

   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

   PanAgora Asset Management, Inc.
   260 Franklin Street
   Boston, Massachusetts 02110


   Skyline Asset Management, L.P.
   311 South Wacker Drive
   Suite 4500
   Chicago, Illinois 60606

DISTRIBUTOR, DEPOSITORY, ACCOUNTING/PRICING AGENT,
AND TRANSFER AND DIVIDEND DISBURSING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

COUNSEL
   Quarles & Brady
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

AUDITOR
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

   PP800-5/96


          STATEMENT OF ADDITIONAL INFORMATION
            DATED MAY 1, 1996
          PRINCIPAL PRESERVATION PORTFOLIOS, INC.
          215 North Main Street
          West Bend, Wisconsin  53095
          800-826-4600


               Five portfolios (the "Portfolios") of the Principal Preservation Portfolios, Inc. ("Principal Preservation") family of funds are described in this Statement of Additional Informa-tion and the Prospectus to which it relates: the Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Select Value Portfolio, and Dividend Achievers Portfolio.

               Each Portfolio has distinct investment objectives and policies, and there can be no assurance that these investment objectives will be achieved. Each shareholder's interest is limited to the particular Portfolio in which their shares are owned.

                         Statement of Additional Information

               Shares may be purchased, and a prospectus may be obtained, directly from the Distributor, 215 North Main Street, West Bend, Wisconsin 53095, telephone 800-826-4600, or from Selected Dealers (see the Prospectus dated May 1, 1996 for more complete informa-tion, including an account application.) This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Prospectus. Capitalized terms not otherwise defined in this Statement Of Additional Information have the meanings ascribed thereto in the Prospectus.


                                  TABLE OF CONTENTS

          STATEMENT OF ADDITIONAL INFORMATION...........................  1

          HISTORICAL INFORMATION........................................  2

          INVESTMENT PROGRAM............................................  2

          INVESTMENT RESTRICTIONS....................................... 16

          MANAGEMENT OF PRINCIPAL PRESERVATION.......................... 21

          PERFORMANCE INFORMATION....................................... 28

          DETERMINATION OF NET ASSET VALUE PER SHARE.................... 33

          PURCHASE OF SHARES............................................ 34

          TAX STATUS.................................................... 35

          CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........... 36

          PORTFOLIO TRANSACTIONS AND BROKERAGE.......................... 36

          DISTRIBUTION EXPENSES......................................... 37

          CUSTODIAN..................................................... 40

          COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS.................... 41

          EXPERTS....................................................... 41

          PORTFOLIO RATINGS............................................. 41

          DESCRIPTION OF RATINGS OF CERTAIN SECURITIES.................. 41

          FINANCIAL STATEMENTS.......................................... 49


                               HISTORICAL INFORMATION


               The Tax-Exempt Portfolio was originally operated as a separate investment company known as Principal Preservation Tax-Exempt Fund, Inc.
          This Fund was merged into a separate series of Principal Preservation Portfolios, Inc. (the "Fund") in 1987. Prior to
          April 27, 1989, the Tax-Exempt Portfolio was known as the Tax-Exempt Plus Portfolio, and prior to March 29, 1988 it was known as the Hedged Tax-Exempt Portfolio. These name changes were made in connection with changes in the investment objectives and programs of the Portfolio, involving a discontinuance of hedging strategies involving options and futures contracts.


                                 INVESTMENT PROGRAM

               The Prospectus describes the investment objectives and policies of each Portfolio. Certain instruments and techniques discussed in the Prospectus are described in greater detail below.

          Information Regarding Tax-Exempt Investments
          --------------------------------------------

               Before investing in a particular Portfolio, an investor may wish to determine which investment -- tax-free or taxable -- will provide a higher after-tax return. To make such a comparison, the yields should be viewed on a comparable basis. The table below illustrates, at the tax brackets provided in the Internal Revenue Code of 1986, as amended, the yield an investor would have to obtain from taxable investments to equal tax-free yields ranging from 6% to 9%. An investor can determine from the following table the taxable return necessary to match the yield from a tax-free investment by locating the tax bracket applicable to the investor, and then reading across to the yield column which is closest to the yield applicable to the investor's investment. This presentation illustrates current tax rates, and will be modified to reflect any changes in such tax rates.

                           TAX-FREE V. TAXABLE INCOME

                                Assumed Tax-Free Yields

Taxable Income                             6.00%   6.50%   7.00%   7.50%   8.00%
---------------------------                -------------------------------------
                               Federal
Single Return   Joint Return   Tax Rate    Equivalent Taxable Yields*<F1>
--------------------------------------------------------------------------------
Up to $22,1000 Up to $38,000      15.00%   7.06%   7.65%   8.24%   8.82%   9.41%

$22,100-55,100 $38,000-91,850     28.00%   8.33%   9.03%   9.72%  10.42%  11.11%

$55,100-115,000 $91,850-140,000   31.00%   8.70%   9.42%  10.14%  10.87%  11.59%

$115,000-250,000 $140,000-250,000 36.00%   9.38%   10.16% 10.94%  11.72%  12.50%

over $250,000   over $250,000     39.60%   9.93%   10.76% 11.59%  12.42%  13.25%

          *<F1>The Equivalent taxable yields are calculated based on the maximum marginal tax rate at each tax bracket. These rates and brackets are subject to change. The table is based on tax rates in effect as of March 31, 1996. You should consult your tax advisor regarding more recent tax legislation and how tax laws affect your personal financial circumstances.

               The Tax-Exempt Portfolio seeks to attain its objective by investing primarily in municipal securities, such as general obligation, revenue and industrial development bonds, rated at the time of purchase in an "A" category or higher by Moody's Investors Service, Inc., Standard & Poor's Corporation or by Fitch Investors Service, Inc. This Portfolio may also invest in certain temporary short-term investments, money market fund investments, U.S. Government Securities, or securities collateralized by U.S. Government Securities. A description of the ratings is included in this Statement of Additional Information under the caption "Description of Ratings of Certain Fixed Income Securities."

               For illustrative purposes, the Tax-Exempt Portfolio may include in its supplemental sales literature from time to time a Bond Buyer Index line graph which shows the yield obtained on twenty (20) long-term municipal bonds from December 1980 through December 1995. The presentation consists of a line graph with yield (presented as a percentage) reflected along a vertical axis and the relevant time of inquiry reflected along a horizontal axis. This line graph is for illustrative purposes only and is not meant to be indicative of any Portfolio's total return. Information as to actual yield and total return is set forth under "Performance Information."

               The Tax-Exempt Portfolio also sometimes presents in supple-mental sales literature a line graph that displays the difference in the growth in $10,000 placed in a tax-free investment as compared to the growth of the same amount placed in a taxable investment. This graph assumes $10,000 of principal is invested at a nominal annual rate of 6% compounded monthly (6.17% equivalent effective yield). The value of the investment is shown on the vertical axis with the time period (0-20 years) over which the investment has been held being reflected along the horizontal axis. This graph is for illustrative purposes only and is not meant to be indicative of the Tax-Exempt Portfolio's actual return. An investor is assumed to pay annual federal income tax at a 33% rate on the total amount of interest credited to the account. The presentation illustrates current tax rates, and will be modified to reflect any changes in such tax rates.

          Municipal Securities
          --------------------

               Municipal securities include obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivi-sions, agencies, and instrumentalities, the interest of which is exempt from Federal income tax. The tax-exempt status of the municipal security is determined under Federal tax laws and is usually opined upon by the issuer's bond counsel at the time of the issuance of the security.

               The two principal classifications of municipal securities are notes and bonds. Municipal notes are generally used to provide short-term working capital needs and typically have maturities of one year or less. Municipal notes include Project Notes, Tax Anticipation Notes, Bond Anticipation Notes and Tax-Exempt Commercial Paper, and other similar short-term obliga-tions.

               Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds may also be issued in connection with the refunding of similar outstanding obligations, or obtaining funds to lend to other public institu-tions, or for general operating expenses. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port, and parking facilities.

               The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particu-lar facility or class of facilities or, in some cases from the proceeds of a special tax or other specific revenue source. Although industrial development bonds are issued by municipal authorities, they are generally secured by specific facilities financed by the proceeds and, payable only from the revenues derived from the industrial user of those facilities. Payment of principal and interest on industrial revenue bonds generally depends on the ability of such user to meet its financial obli-gations, or, in case of default, upon the amount realizable upon the disposition of property pledged as security for payment of the user's obligation.


               Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obliga-tions of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the issuer's ability to generate tax revenues. There is also the possibility that, as a result of litigation or other conditions, the authority or ability of an issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

          Government Securities
          ---------------------

               Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only as to interest rate, maturity and time of issuance. Treasury Bills have a maturity of one year or less, Treasury Notes have maturi-ties of one to ten years and Treasury Bonds generally have maturities of greater than ten years.

               In addition to direct obligations issued by the U.S. Treasury, the Portfolios may also invest in obligations issued by agencies or instrumentalities of the U.S. Government; provided that with respect to the Government Portfolio, such obligations are backed by the unconditional full faith and credit of the U.S. government, its agencies or instrumentalities.

          Options
          -------

               To the extent consistent with its investment objective, the S&P 100 Plus Portfolio's Advisors will employ options strategies designed to hedge protectively against any anticipated adverse movements in the market values of its portfolio securities or securities it intends to purchase and to enhance return. Options on individual stocks may also be utilized by the Dividend Achievers Portfolio, but the Advisor has no plans to do so at this time.

               Listed options are traded on each of the stocks in the S&P 100 Index, and the S&P 100 Plus Portfolio may write (sell) covered call options and put options, and may purchase call options and put options on individual stocks as well as on stock indices for the purposes and subject to the limitations outlined in "Investment Program -- S&P 100 Plus Portfolio" in the Prospectus. This flexibility to use options on specific components of the index as well as the index itself provides an opportunity to increase total return, but also exposes the Portfolio to additional risk. See "Investment Program -- Options and Futures Activities" in the Prospectus.

               A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying security at the exercise price at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by a Portfolio exposes the Portfolio during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the related portfolio security, or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.

               A call option is considered to be covered if: (i) the writer (seller) thereof owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a segregated account by its Depository) upon conversion or exchange of other securities; (ii) the writer holds on a unit-for-unit basis a call on the same security as the call written, and the exercise price of the call purchased is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its Depository; or (iii) the writer maintains in a segregated account with its Depository cash or cash equivalents sufficient to cover the market value of the open position.

               A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying security at the exercise price at any time during the option period. A Portfolio will only purchase put options on individual securities held in the Portfolio, or, in the case of the S&P 100 Plus Portfolio on indices, which, in the opinion of the Advisors, have investment characteristics similar to those of securities in the Portfolio or an index on the securities. Whenever a Portfolio does not own securities underlying an open option position sufficient to cover the position, or whenever a Portfolio has written (sold) a put, the Portfolio will maintain in a segregated account with its Depository cash or cash equivalents sufficient to cover the exercise price or, with respect to index options, the market value of the open position. The purchase of a put option may be intended to protect the Portfolio from the risk of a decline in the value of a security below the exercise price of the option. The Portfolio may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire.


          Futures
          -------


               The S&P 100 Plus Portfolio may purchase and sell exchange-traded index futures contracts on the S&P 500 Index for the purposes and strategies described in the Prospectus. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.


               Futures contracts covering the S&P 500 Index presently are traded on the Chicago Mercantile Exchange.
          The S&P 100 Plus Portfolio also may engage in transactions involving futures contracts on other indices presently traded or in the future created and traded on national stock exchanges if, in the opinion of the Board of Directors of Principal Preservation, such futures contracts are appropriate instruments to help the Advisors achieve the S&P 100 Plus Portfolio's objective.


               As long as it is required by regulatory authorities having jurisdiction over the S&P 100 Plus Portfolio, the Portfolio will limit its use of futures contracts to hedging transactions. For example, the S&P 100 Plus Portfolio might use futures contracts to equitize uncommitted cash or to hedge against anticipated declines in the cash value of the S&P 100 Index. The Portfolio also may sell futures contracts to hedge against anticipated declines in common stocks presently owned and may purchase futures contracts to hedge against anticipated increases in common stocks the Portfolio intends to purchase. The success of any hedging technique depends on the ability of the Advisors correctly to predict changes in the level and direction of movement in the underlying index. Should these predictions prove incorrect, the S&P 100 Plus Portfolio's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, the Advisors might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The S&P 100 Plus Portfolio will only enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.


               When a purchase or sale of a futures contract is made by the S&P 100 Plus Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government Securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractural obligations have been satisfied. The S&P 100 Plus Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the S&P 100 Plus Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the S&P 100 Plus Portfolio, but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the S&P 100 Plus Portfolio will mark to market all of its open futures positions.



               Index futures contracts in which the S&P 100 Plus Portfolio will invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month), or in cash. If an off-setting purchase price is less than the original sale price, the S&P 100 Plus Portfolio would realize a capital gain, or if it is more, the Portfolio would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the S&P 100 Plus Portfolio would realize a capital gain, or if it is less, the Portfolio would realize a capital loss.
          The transaction costs must also be included in these calculations.


               There are several risks associated with the use of futures contracts in the manner intended by the S&P 100 Plus Portfolio.
          A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between the price movements in the underlying index and in the portfolio securities being hedged or the S&P 100 Index being simulated, as the case may be. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given strategy not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures and differences between the financial instruments being hedged or replicated and the instruments underlying the standard contracts available for trading.


               Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of the futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when the S&P 100 Plus Portfolio seeks to close out a futures position and the Portfolio would continue to be required to meet margin requirements until the position is closed.


               To minimize such risks, the S&P 100 Plus Portfolio will not enter into a futures contract if, immediately after such trans-action, the initial margin deposits for futures contracts held by the Portfolio would exceed 5% of the S&P 100 Plus Portfolio's total assets. Additionally, the Portfolio may not maintain open short positions in futures contracts or call options written on indices if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in the S&P 100 Plus Portfolio's investment portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the S&P 100 Plus Portfolio has written call options on specific securities in its investment portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.


          Taxation of Options and Futures
          -------------------------------



               If a Portfolio exercises a call or put option it owns, the premium paid for the option is added to the cost of the security purchased (call) or deducted from the proceeds of the sale (put).
           For cash settlement options, the difference between the cash received at exercise and the premium paid is a capital gain or loss. If a call or put option written by a Portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost of the security purchased (put). For cash settlement options, the difference between the cash paid at exercise and the premium received is a capital gain or loss. Entry into a closing purchase transaction will result in capital gain or loss. If an option was "in the money" at the time it was written and the security covering the option was held for more than one year prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term for federal tax purposes.
           The holding period of the securities covering an "in the money" option will not include the period of time the option was outstanding.


               A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of the delivery notice date or the expiration date. Should the S&P 100 Plus Portfolio ever deliver securities under a futures contract (which is not expected to occur), the Portfolio will realize a capital gain or loss on those securities.


               For federal income tax purposes, a Portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options and futures positions ("year-end mark to market"). Generally any gain or loss recognized with respect to such positions (either by year-end mark to market or by actually closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options and futures positions, the related securities positions and certain successor positions thereto) may be deferred to a later taxable year. Sales of futures contracts or writing of call options or buying put options which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of the hedged securities.


               Each Portfolio distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including year-end mark to market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Portfolio's other investments and shareholders are advised of the nature of the payments.

          S&P 100 Index
          -------------

               For illustrative purposes, the S&P 100 Plus Portfolio sometimes includes in its supplemental sales literature a line graph showing the similarity of the price patterns of the S&P 100 and the S&P 500 stock indices over the past decade. The presen-tation displays superimposed line graphs of annual prices of the S&P 100 and the S&P 500 stock indices over approximately a 10-year period, with prices reflected on the vertical axis and years reflected on the horizontal axis. Standard & Poor's Corporation publishes the chart.

               The S&P 100 Index is based upon stocks which are all listed on the NYSE and all have equity options trading on the CBOE. The S&P 100 Index was also the first stock index listed for options trading. The S&P 100 Index was designed to track closely the S&P 500 Index, which is designed to be representative of the stock market as a whole. The S&P 100 stocks are all included in the S&P 500 Index. The graph indicates that there have been some modest discrepancies between the stock prices in the S&P 100 Index and the S&P 500 Index in recent years, as compared to the very high price correlation observed between those indices in earlier years. Historical prices are not necessarily indicative of the future prices of either of these indices, or of the performance of the S&P 100 Plus Portfolio or the ability of that Portfolio to match the performance of either of those indices or of the broad stock market generally.

               The S&P 100 Plus Portfolio also sometimes presents in its supplemental sales materials charts that compare the growth in value of a share of the S&P 100 Plus Portfolio from commencement of its operations through December 31, 1995 to the growth of the S&P 100 Index over the same period. One chart presents the comparison on a total yield basis, and another on a gross dollar basis. Each presentation assumes the reinvestment of all dividends.

               This Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no repre-sentation or warranty, implied or expressed, to the purchasers of the Portfolio or any member of the public regarding the advis-ability of investing in index funds generally, or in this Port-folio particularly, or the ability of the S&P Index to track general stock market performance. S&P's only relationship to this Portfolio is the licensing of the S&P trademarks and S&P 100 which is determined, composed and calculated by S&P without regard to this Portfolio. "Standard & Poor's", "Standard & Poor's 100", "S&P", "S&P 100" and "100" in connection with the S&P 100 are trademarks of Standard & Poor's Corporation.

          Repurchase Agreements
          ---------------------

               The Select Value Portfolio may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to the Select Value Portfolio with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. The Portfolio may enter into repurchase agreements with broker-dealers and with banks. At the time the Portfolio enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Portfolio will require continual maintenance of cash or cash equivalents held by its depository in an amount equal to, or in excess of, the market value of the securities which are subject to the agreement.

               In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, the Select Value Portfolio could experience losses that include: (1) possible decline in the value of the underlying security during the period that the Portfolio seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights; (2) possible loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the Portfolio in connection with enforcing those rights; and (4) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisors intend to cause the Select Value Portfolio to invest in repurchase agreements only when they determine that the Portfolio should invest in short-term money market instruments and that the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds. The Advisors do not currently intend to invest the assets of the Select Value Portfolio in repurchase agreements if, after doing so, more than 5% of the Portfolio's net assets would be invested in repurchase agreements.

          When-Issued and Delayed Delivery Transactions
          ---------------------------------------------

               The Tax-Exempt Portfolio and the Government Portfolio may purchase or sell securities in when-issued or delayed delivery transactions. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the purchasing Portfolio at the time of entering into the transactions. The payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. At the time a purchasing Portfolio enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Portfolio having a value at least as great as the purchase price of the securities to be purchased are identified on the books of the Portfolio and held by the Portfolio's deposi-tory throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuations.

               The purchasing Portfolio will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Portfolio reserves the right to sell the securities before the settlement date if it is deemed ad-visable. Any gains from such sales will be subject to federal income tax to the extent not offset by losses on other trans-actions. The above Portfolios do not currently intend to purchase securities in when-issued transactions if, after such purchase, more than 5% of the Portfolio's net assets would consist of when-issued securities.

          Short-Term Investments
          ----------------------

               The Select Value Portfolio may invest in any of the following securities and instruments in management of cash receipts, for liquidity for anticipated redemptions, to meet cash flow needs to enable the Portfolio to take advantage of buying opportunities, during periods when attractive investments are unavailable and for temporary defensive purposes.

               BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Portfolio may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Portfolio will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

               In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies, the Select Value Portfolio may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

               SAVINGS ASSOCIATION OBLIGATIONS. The Select Value Portfolio may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

               COMMERCIAL PAPER, SHORT-TERM NOTES, VARIABLE RATE DEMAND NOTES, REPURCHASE AGREEMENTS AND OTHER CORPORATE OBLIGATIONS. The Select Value Portfolio may invest a portion of its assets in commercial paper and short-term notes, including variable rate demand notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

               Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another organization or, if unrated, will be determined by the Advisors to be of comparable quality. These rating symbols are described below under "Description of Ratings of Certain Securities."

               Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Portfolio may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

               The Select Value Portfolio also may purchase corporate obligations known as variable rate demand notes. Variable rate demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Portfolio may demand payment of principal and accrued interest at any time. The investment policies of the Select Value Portfolio permit the purchase of variable rate demand notes only if, at the time of purchase, the notes are rated in the two highest rating categories by a Nationally Recognized Statistical Rating Organization, or, if unrated, the issuer has unsecured debt securities outstanding of an equivalent rating.

               The Select Value Portfolio also may invest in repurchase agreements as short-term instruments. See "Investment Program - Repurchase Agreements" above.

          Investments in Other Investment Companies
          -----------------------------------------

               An investment by a Portfolio in another investment company may cause the investing Portfolio to incur duplicate and/or increased administration and distribution expenses. Such investments are limited by investment restriction (5). See "Investment Restrictions" in this Statement of Additional Information.

          Foreign Investments
          -------------------

               The Select Value Portfolio may invest up to 5% of its assets in securities of foreign issuers that are not publicly traded in the United States, excluding American Depository Receipts ("ADRs") in which the Portfolio also may invest. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency, although the underlying security may be subject to foreign government taxes which would reduce the yield on such securities.

               RISKS IF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

               Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

               Currency Fluctuations. The Select Value Portfolio may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio's assets denominated in that foreign currency. The value of the Portfolio's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

               Market Characteristics. The Advisors expect that most foreign securities in which the Select Value Portfolio may invest will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States, and foreign securities may be less liquid than domestic securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

               Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

               Taxes. Dividends and interest payable on the Select Value Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders.

               In considering whether to invest in the securities of a foreign company, the Advisors consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social con-
          ditions of the country or countries where the company is located.
           The extent to which the Select Value Portfolio will be invested in foreign companies and countries and ADRs will fluctuate from time to time within the limitations imposed above, depending on the Advisors' assessment of prevailing market, economic and other conditions.

          Portfolio Turnover
          ------------------

               Principal Preservation has not established a limit to its portfolio turnover rates, nor will it attempt to achieve or be limited to predetermined rates of portfolio turnover. The portfolio turnover rates of the various Portfolios are presented in the tables included in the Section of the Portfolios' combined Prospectus captioned "Financial Highlights."


                               INVESTMENT RESTRICTIONS

          Restrictions for All Portfolios Other Than Select Value Portfolio
          -----------------------------------------------------------------

               Each Portfolio, other than the Select Value Portfolio, has adopted the following fundamental investment restrictions and policies which cannot be changed without a majority vote of shareholders of that Portfolio, except that the policies and restrictions set forth in paragraphs 4, 10, 11, 12, 14, and 15 are not fundamental with respect to the Balanced Portfolio, and the restriction set forth in paragraph 16 is not fundamental with respect to any of the Portfolios. Policies that are not "funda-mental policies" are subject to change by the Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, a Portfolio. A Portfolio may not:

               (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government Securities, which may be purchased without limitation; and, with respect to the S&P 100 Plus Portfolio, except as necessary to parallel the composition of the S&P 100 stock index. For the purposes of this limitation, the Tax-Exempt Portfolio will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer.

               (2) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

               (3) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of U.S. Government Securities or on municipal securities.

               (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

               (5) Invest in securities of other investment companies, except by purchases as a result of which not more than 10% of the Portfolio's total assets (taken at current value) would be invested in such securities, or except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets.

               (6) Buy or sell real estate, real estate investment trusts, interests in real estate limited partnerships, oil, gas and mineral interests, or oil, gas and mineral leases, but this shall not prevent the Tax-Exempt Portfolio from investing in municipal securities secured by real estate or interests therein.

               (7) Borrow money or property except for temporary or emer-gency purposes. If a Portfolio ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Portfolio will not pledge more than 15% of its net assets to secure such borrowings. In the event a Portfolio's borrowing exceeds 5% of the market value of its total assets the Portfolio will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets.
           For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with a Portfolio's hedging activities are not to be deemed to be a pledge of assets.

               (8) Make loans, except that a Portfolio may lend its portfolio securities, subject to the conditions and limitations established in the Prospectus. See "Investment Program -- Lending of Portfolio Securities" in the Prospectus. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

               (9) Underwrite the securities of other issuers, except that the Tax-Exempt Portfolio may bid, separately or as part of a group, for the purchase of municipal securities directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available.

               (10) Purchase securities with legal or contractual restric-tions on resale.

               (11) Issue senior securities.

               (12) Purchase securities on margin, make short sales or write or purchase put and call options, except for the purposes and subject to the conditions and limitations described in the Prospectus. See "Investment Program" in the Prospectus.

               (13) Buy or sell commodities or commodity contracts.


               (14) Invest in illiquid securities.

               (15) Purchase warrants, valued at lower of cost or market, in excess of 5% of the value of the Portfolio's net assets; included within the 5%, but not to exceed 2% of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

               (16) Purchase or retain the securities of an issuer if those officers or Directors of Principal Preservation or the Advisors (as defined under the caption "Management of Principal Preserva-tion -- The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.


               In addition to the investment restrictions above, the Tax-Exempt Portfolio also is subject to a fundamental investment restriction that it will invest at least 90% of its total assets in tax-exempt municipal securities, under normal circumstances.


               Each Portfolio also is subject to certain nonfundamental investment restrictions described below. See "Investment Restrictions - Nonfundamental Investment Restrictions Common to All Portfolios" below.

          Restrictions for Select Value Portfolio
          ---------------------------------------

               The Select Value Portfolio has adopted the following funda-mental investment restrictions:

               (A) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government securities or bank certificates of deposit and bankers' acceptances, which may be purchased without such limitation.

               (B) Acquire securities of any one issuer which at the time of investment (i) represent more than 10% of the outstanding voting securities of such issuer, or (ii) have a value greater than 10% of the value of the outstanding voting securities of such issuer.

               (C) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

               (D) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

               (E) Purchase securities on margin or effect short sales of securities (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures and options on futures).

               (F) Buy or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, except that it may not invest over 10% of the value of its assets in real estate investment trusts).

               (G) Borrow money or property except for temporary or emer-gency purposes and in connection with transactions in options, futures or futures options. If the Portfolio ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Portfolio will not pledge more than 15% of its net assets to secure such borrowings. In the event the Portfolio's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets.

               (H) Make loans to other persons. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

               (I) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

               (J) Issue senior securities (other than the borrowings permitted above).

               In accordance with the following nonfundamental policies, which may be changed without shareholder approval, the Select Value Portfolio may not:

                    (AA) Invest in companies for the purpose of exercising control or management.

                    (BB) Invest in securities of other open-end investment companies (other than money market funds which are subject to restrictions described below. See "Investment Restrictions - Nonfundamental Investment Restrictions Common to All
          Portfolios").

                    (CC) Mortgage, hypothecate, or in any manner transfer as security for any indebtedness, any securities owned or held by the Portfolio, except that this restriction does not apply to borrowings permitted above.

                    (DD) Purchase or retain the securities of an issuer if those officers or Directors of Principal Preservation or the Advisors (as defined under the caption "Management of Principal Preservation --The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

                    (EE) Invest more than 5% of its assets (valued at the time of investment) in restricted securities or securities which are not readily marketable, including (i) securities subject to legal or contractual restrictions on resale; (ii) securities for which market quotations are not readily available; or (iii) repurchase agreements which expire in excess of seven days.

                    (FF) Purchase warrants, valued at lower of cost or market, in excess of 5% of the value of the Portfolio's net assets. Included within the 5%, but not to exceed 2% of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange, or on the NASDAQ National Market System. Warrants acquired by the Portfolio in units or attached to securities shall be deemed to be without value for the purposes of this restriction.

                    (GG) Buy or sell commodities or commodity contracts or invest in financial futures, options or options on financial futures.

                    (HH) Invest less than 65% of its total assets in common stocks.

                    (II) Invest over 5% of its total assets in repurchase agreements.

                    (KK) Invest in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration.

          Nonfundamental Investment Restrictions Common to All Portfolios
          ---------------------------------------------------------------

               In addition to the investment restrictions listed above, as long as shares of the Portfolio are qualified for sale in the State of Texas, the Portfolio will not: (i) purchase or sell limited partnership interests in real property; or (ii) invest in oil, gas or mineral leases.

               Also, the 1940 Act currently places further restrictions on certain of each Portfolio's investments, including: (I) subject to certain exceptions, the 1940 Act currently prohibits a Portfolio from investing more than 5% of its total assets in securities of another investment company or purchasing more than 3% of the total outstanding voting stock of another investment company, except that this restriction does not apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets; and (ii) the 1940 Act's current usual limit on aggregate holdings of illiquid securities or securities with restrictions on resale is 15% of a Portfolio's net assets. The SEC presently is reviewing a proposal to decrease this percentage.


                        MANAGEMENT OF PRINCIPAL PRESERVATION

          Directors and Officers
          ----------------------

               Under applicable law, the Board of Directors is responsible for management of Principal Preservation, and provides broad supervision over its affairs. The Advisors are responsible for each Portfolio's investment management, and Principal Preservation's officers are responsible for each Portfolio's operations.

               The directors and officers of Principal Preservation and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each director and officer of Principal Preservation is 215 North Main Street, West Bend, Wisconsin, 53095. Asterisks indicate those Directors of Principal Preservation who are "interested persons" (as defined in the 1940 Act) of any of the Advisors or an affiliate of any of the Advisors.

                             Position with  Principal
                             Principal      Occupation During
          Name and Address   Preservation   Past Five Years
          ----------------   ------------   ---------------

          R. D. Ziegler*<F2> President and  Since 1973 Chairman and
                             Director       Director and, prior to 1990,
                                            Chief Executive Officer, and
                                            prior to 1986, President, The
                                            Ziegler Companies, Inc. and
                                            B.C. Ziegler Asset Management,
                                            Inc.; Director, Johnson Controls,
                                            Inc. (manufacturing).

          Robert J.          Vice           Director of Mutual Funds,
          Tuszynski*<F2>     President and  B.C. Ziegler and Company,
                             Director       since 1987; Trustee, Chairman
                                            of the Board and President,
                                            Prospect Hill Trust and The
                                            Prime Portfolios (registered
                                            investment companies) from
                                            1994 to 1996.

          Richard H. Aster,  Director       President and Director of
          M.D.                              Research, The Blood Center of
          1701 W. Wisconsin Ave.            Southeastern Wisconsin, Inc.
          Milwaukee, WI 53223

          Augustine J. English Director     Retired; President,
          1724 Lake Roberts Court           Tupperware North America from
          Windermere, FL 34786              1990 to 1994 (manufacturing);
                                            prior to 1990, President, The
                                            West Bend Company (manu-
                                            facturing), a division of
                                            Dart Industries, a subsidiary
                                            of Premark International,
                                            Inc., of which Mr. English
                                            was a Group Vice President.


          Ralph J. Eckert    Director       Chairman, Trustmark Insurance
          2059 Keystone Ranch Road          Cos. (mutual life insurance
          Dillon, CO  80435                 company); prior to 1991,
                                            Chairman, President and Chief
                                            Executive Officer, Trustmark
                                            Insurance Cos. since 1971;
                                            Trustee of the Board of
                                            Pensions of the Evangelical
                                            Lutheran Church of America
                                            since 1989; Trustee of the
                                            Board of Pensions for the
                                            Lutheran Church of America
                                            from 1987-1989; and Trustee
                                            of The Prime Portfolios (a
                                            registered investment
                                            company) from 1993 to 1996.


          John H.            Vice           Wholesaler, B.C. Ziegler and
          Lauderdale         President -    Company since 1991; prior
                             Director of    thereto, Account Executive,
                             Marketing      The Patten Company.

          Jay Ferrara        Treasurer      Assistant Vice President,
                                            B.C. Ziegler and Company
                                            since 1994; Controller,
                                            California Investment Trust
                                            from 1993 to 1994; prior
                                            thereto, Senior Portfolio
                                            Accountant, Wells Fargo Nikko
                                            Investment Advisors.

          S. Charles         Secretary      Senior Vice President and
          O'Meara                           General Counsel, B.C. Ziegler
                                            and Company, since 1993;
                                            prior thereto, Partner,
                                            O'Meara, Eckert, Pouros &
                                            Gonring (law firm).

               Principal Preservation pays the compensation of the three Directors who are not officers, directors or employees of the Advisors. Principal Preservation will pay each of these Directors an annual fee of $12,000 and an additional $450 for each Board or committee meeting he attends. Principal Preservation may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. Each Portfolio, together with Principal Preservation's other series, pays a proportionate amount of these expenses based on its total assets.

               The table below shows fees paid to Directors of Principal Preservation for the year ended December 31, 1995. Each series of Principal Preservation pays a proportionate share of these expenses based on the ratio such series' total assets bear to the aggregate of the total assets of all nine series of Principal Preservation. Principal Preservation made no payments to its officers or directors who are affiliated with any investment advisor to Principal Preservation.

                                                                         TOTAL
                                      PENSION OR                         COMPENSATION
                                      RETIREMENT                         FROM PRINCIPAL
                                      BENEFITS ACCRUED                   PRESERVATION AND
NAME OF PERSON AND   AGREGATE         AS PART OF                         FUND COMPLEX OF
POSITION WITH        COMPENSATION     PRINCIPAL         ESTIMATED        WHICH PRINCIPAL
PRINCIPAL            FROM PRINCIPAL   PRESERVATION'S    ANNUAL BENEFITS  PRESERVATION
PRESERVATION         PRESERVATION     EXPENSES          UPON RETIREMENT  WAS A PART(1)<F3>
-----------------    --------------   ----------------  ---------------  ----------------

 R. D. Ziegler,          -0-              -0-                -0-            -0-
 President and
 Director

 Robert J. Tuszynski,    -0-              -0-                -0-            -0-
 Vice President and
 Director


 Richard H. Aster,     13,800             -0-                -0-          13,800
 Director



 Augustine J. English, 13,800             -0-                -0-          13,800
 Director



 Stephen A. Roell,     13,800             -0-                -0-          13,800
 Director



 Ralph J. Eckert         -0-              -0-                -0-          14,500
 Director



          (1)<F3>Prior to December 29, 1995, Principal Preservation was a part of a fund complex that included two other registered investment companies. The operations of those other two companies were discontinued at the close of business on that date. Mr. Eckert, who became a Director of Principal
               Preservation on January 19, 1996, previously served on the board of trustees of one of the other companies in that complex.



               The executive officers and Directors as a group (9 persons) owned beneficially, as of January 31, 1996, a total of 30,458 shares of the S&P 100 Plus Portfolio, 56,602 shares of the Dividend Achievers Portfolio, and 5,888 shares of the Select Value Portfolio, representing 1.04%, 3.79% and 1.73%, respectively, of the total outstanding shares of those Portfolios. This management group's beneficial ownership of shares of each of the remaining Portfolio's and of Principal Preservation as a whole amounted to less than 1% of the outstanding shares of all Portfolios of Principal Preservation. See also "Control Persons and Principal Holders of Securities."


          The Investment Advisors
          -----------------------


               Basic information as to Ziegler Asset Management, PanAgora and Skyline and the Advisory and Sub-Advisory Agreements (the "Agreements") is set forth in the Prospectus under "Management."



               Under the Advisory Agreements, Ziegler Asset Management's fee will be reduced by, or Ziegler Asset Management will reimburse a Portfolio (up to the amount of its fee), an amount necessary to prevent the total expenses of a Portfolio (excluding taxes, interest, brokerage commissions or transaction costs, distribution fees and extraordinary expenses) from exceeding limits applicable to the Portfolio in any state in which its shares are then qualified for sale. With respect to the S&P 100 Plus and Select Value Portfolios, any such reductions and/or reimbursements will be shared in equal proportions by PanAgora or Skyline, respectively. Presently the most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30,000,000 of a Portfolio's average net assets, 2% of the next $70,000,000 and 1-1/2% of the remaining assets. For the purposes of these tests, average net assets will be computed in the same manner as average daily net assets are computed in determining the investment advisory fee. Such reimbursements would be made monthly, subject to annual adjustment.


               For the years ended December 31, 1995, 1994 and 1993, Principal Preservation made the following payments under the
          Agreements:


                                 Fees Paid Pursuant to Advisory Agreements
                                 -----------------------------------------

          Portfolio              1995           1994          1993
          ---------              ----           ----          ----

          Government           $295,379       $300,862      $281,993

          Tax-Exempt            332,888        355,869       373,276

          S&P 100 Plus(1)<F4>   292,466        251,235       234,338

          Select Value           21,143      3,122(2)<F5>(3)<F6>   --

          Dividend Achievers    168,713        163,222       197,213(3)<F6>



          (1)<F4>Effective May 1, 1996, the advisory fees for the S&P 100 Plus Portfolio were reduced from 0.75 of 1% to 0.575 of 1% on the first $20 million in average daily net assets, and from 0.50 of 1% to 0.45 of 1% on the next million in average daily net assets. Advisory fees for net assets over $50 million remained unchanged.

          (2)<F5>Reflects fees for the period from August 23, 1994 (commence-ment of operations) through December 31, 1994.


          (3)<F6>Does not reflect Ziegler's reimbursements to the Select
               Value Portfolio in the amounts of $72,971 and $27,513 for the year ended December 31,1995 and the period from
               August 23, 1994 (commencement of operations) through December 31, 1994, respectively, to the Dividend Achievers Portfolio in the amounts of $49,439, $13,063 and $26,972 for the years ended December 31, 1995, 1993 and 1992, respectively, or to the Tax-Exempt and Government Portfolios in the amounts of $3,6993 and $10,105, respectively, for the year ended December 31, 1995.
                   .

          Administrative Services
          -----------------------

               Ziegler provides certain administrative, accounting and pricing services to Principal Preservation, including calculating daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon portfolio manager communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, Principal Preservation. Ziegler has agreed to provide these services pursuant to the terms of an Accounting/ Pricing Agreement (the "Accounting/Pricing Agreement") at rates found by the Board of Directors to be fair and reasonable in light of the usual and customary charges made by unaffiliated vendors for similar services. The current rate of payment for these services per Portfolio per year is .03 of 1% of a Portfolio's total assets of $30 million but less than $100 million, .02 of 1% of a Portfolio's total assets of $100 million but less than $250 million and .01 of 1% of a Portfolio's total assets of $250 million or more, with a minimum fee of $19,000 per portfolio per year, plus expenses. The Accounting/Pricing Agreement will continue in effect from year to year, as long as it is approved at least annually by Principal Preservation's Board of Directors or by a vote of the outstanding voting securities of Principal Preservation and in either case by a majority of the Directors who are not parties to the Accounting/Pricing Agreement or interested persons of any such party. The Accounting/Pricing Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60 days notice. The Accounting/Pricing Agreement provides that neither Ziegler nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Accounting/Pricing Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Accounting/Pricing Agreement, and in no case shall their liability exceed one year's fee income received by them under such Agreement.

          Depository Services
          -------------------

               Each Portfolio's portfolio securities are held by Ziegler as depository pursuant to the terms of a Depository Contract. Ziegler also provides certain administrative, clearing and record keeping functions for each Portfolio pursuant to the Depository Contract. Under the terms of the Depository Contract, Ziegler is entitled to reasonable compensation for its services and expenses as Depository, as agreed upon from time to time between it and the Board of Directors of Principal Preservation. The current rate of compensation for these services is .055 of 1% of the first $10 million of each Portfolio's assets, .03 of 1% of the next $40 million of assets, .016 of 1% of the next $200 million of assets, and 0.015 of 1% of assets in excess of $250 million. The Depository Contract will continue in effect until terminated, and may be terminated by either party without cause on 30 days' prior written notice. The Depository Contract provides that Ziegler shall not be liable to Principal Preservation or any Portfolio for any action taken or omitted by it in good faith without negligence.

          Transfer Agent Services
          -----------------------

               Ziegler provides transfer agent and dividend disbursing services to each Portfolio pursuant to the terms of a Transfer and Dividend Disbursing Agency Agreement. Under the terms of the Transfer and Dividend Disbursing Agency Agreement, Ziegler is entitled to reasonable compensation for its services and expenses as agreed upon from time to time between it and the Board of Directors of Principal Preservation. The annual rate of compen-sation agreed upon for these services is $13.50 per account for the Government and Tax-Exempt Portfolios and $8.50 per account for the S&P 100 Plus, Select Value, and Dividend Achievers Portfolios. Ziegler is also entitled to reimbursement for all out of pocket expenses incurred in providing such services. Ziegler also has the right to retain certain service charges as described from time to time in the current Prospectus of the Portfolios. The Transfer and Dividend Disbursing Agency Agreement will continue in effect until terminated, and may be terminated by either party without cause on thirty (30) days' prior written notice. The Transfer and Dividend Disbursing Agency Agreement provides that Ziegler shall be indemnified by and not be liable to Principal Preservation or any Portfolio for any action taken or omitted by Ziegler under such agreement, except for liability for breach of Ziegler's obligation to maintain all Principal Preservation records in absolute confidence.

          Other Services
          --------------

               In addition to the foregoing, Ziegler also serves as the principal Distributor of each Portfolio's shares and receives commissions on sales of Portfolio shares. See "Purchase of Shares." Ziegler also receives reimbursement from each Portfolio for certain expenses Ziegler incurs in connection with distributing the Portfolio's shares pursuant to the Distribution Plan adopted by each Portfolio under Rule 12b-1 of the 1940 Act.
           See "Distribution Expenses." Fees paid to Ziegler for services provided in all of these capacities for the year (or portion thereof during which the particular Portfolio engaged in operations) ended December 31, 1995 are shown in the following table.

                          COMMISSIONS
                          ON PORTFOLIO
                          SHARES                                    TRANSFER AND
                          AND RULE 12B-1                            DIVIDEND
                          DISTRIBUTION  ACCOUNTING/     DEPOSITORY  DISBURSING
                          FEES(1)<F7>   PRICING FEES    FEES        AGENT FEES



          Government        $76,633       $24,731       $19,319      $55,057

          Tax-Exempt         46,341        26,951        20,253       45,055

          S&P 100 Plus      177,540        24,213        17,017       64,422

          Select Value       18,676        19,000         3,090        3,855

          Dividend Achievers 35,089        19,000         9,721       37,897

            TOTAL           354,279       113,895        69,400      206,286


            (1)<F7>Effective May 1, 1995, the rate of the Rule 12b-1
               Distribution Fees payable by the Government, Tax-Exempt, S&P 100 Plus and Dividend Achievers Portfolios was effectively increased. See "Distribution Expenses" in this Statement of Additional Information.

                               PERFORMANCE INFORMATION

               From time to time the Portfolios may advertise their "yield" and "total return." Yield is based on historical earnings and
                               -----------------------------------------
          total return is based on historical distributions; neither is
          -------------------------------------------------------------
          intended to indicate future performance.  The "yield" of a Port-
          ---------------------------------------
          folio refers to the income generated by an investment in that Portfolio over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12 month period and is shown as a percentage of the investment. "Total return" of the Portfolio refers to the average annual total return for one, five and ten year periods (or so much thereof as a Portfolio has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distribu-tions, after giving effect to the maximum applicable sales charge. In addition, the Tax-Exempt Portfolio may advertise its "tax equivalent yield," which is computed by dividing that portion of the Portfolio's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt. Performance information should be considered in light of the Portfolio's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the time period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Portfolio's performance to performance figures published for other investment vehicles.

               Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or so much thereof as a Portfolio has been in existence) ended on the date of the balance sheet of the respec-tive Portfolio, each of which has been incorporated by reference into this Statement of Additional Information, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                          n
                                   P(1 + T) = ERV
          Where:

          P   =     a hypothetical initial payment of $1,000
          T   =     average annual total return
          n   =     number of years
          ERV =     ending redeemable value of a hypothetical $1,000
                    payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

               In some circumstances a Portfolio may advertise its total return for a 1, 2 or 3-year period, or the total return since the Portfolio commenced operations. In such circumstances the Portfolio will adjust the values used in computing return to correspond to the time period for which the information is provided.

               The average annual total returns for each Portfolio for the 1, 5 and 10-year periods ended December 31, 1995 are set forth in the table below. The total returns for the Government and Tax-Exempt Portfolios have been restated to reflect the May 1, 1995 reduction in the maximum sales loads for those Portfolios from 4.5% to 3.5%.


                                                             FROM
                                                             COMMENCEMENT
                                  1 YEAR   5 YEAR  10 YEAR   OF OPERATION
                                  ------   ------  -------   ------------

          Government Portfolio    12.27%    7.57%    8.19%      8.17%

          Tax-Exempt Portfolio    13.92     7.81     6.42       6.16

          S&P 100 Plus Portfolio  30.56    14.24    12.70      12.66

          Dividend Achievers      25.76    11.54     NA         9.80
          Portfolio

          Select Value Portfolio  15.37      NA      NA         7.01


               For illustrative purposes, each Portfolio may include in its supplemental sales literature from time to time a mountain graph that advertises the Portfolio's total return by depicting the growth in the value of an initial investment of $10,000 that a shareholder would have experienced in the relevant Portfolio since the commencement of the Portfolio's operations to the present. The presentation consists of a line graph shaded underneath with the value of the amount invested reflected along a vertical axis and the time period from the commencement of the Portfolio's operations through December 31, 1995 reflected along a horizontal axis.

               Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                 6
                             Yield = 2 [(a-b + 1) - 1]
                                         ---
                                         cd

          Where:

          a =  dividends and interest earned during the period.
          b =  expenses accrued for the period (net of reimbursements).
          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per share on the last day of the period.


               The yields for certain of the Portfolios for the month ended December 31, 1995 were: 4.35% for the Tax-Exempt Portfolio, and 4.37% for the Government Portfolio. These yields reflect the May 1, 1995 reduction in the maximum sales loads for these portfolios. When advertising yield, a Portfolio will not advertise a one-month or 30-day period which ends more than 45 days before the date the advertisement is published.

               A tax equivalent yield is based on a 30-day (or one-month) period, and is computed by dividing that portion of the yield of the Tax-Exempt Portfolio (as computed in accordance with the description above) by one minus a stated income tax rate and adding the products to that portion, if any, of the yield of the Portfolio that is not tax-exempt.


               The tax equivalent yield, assuming a 33% marginal tax rate, for the month ended December 31, 1995 was 6.49% for the Tax-Exempt Portfolio, giving effect to the May 1, 1995 reduction in the maximum sales loads for that Portfolio.

               Performance information for the Portfolios may be compared to various unmanaged indices, such as the S&P 500, as well as indices of similar mutual funds. The Portfolio's advertising may also quote rankings published by other recognized statistical services or publishers such as Lipper Analytical Services, Inc., or Weisenberger Investment Companies Service.

               An illustration may be used comparing the growth in value of an initial investment in a Portfolio compared to a fixed rate of return compounded on a monthly basis. This illustration will reflect the effect of the Portfolio's sales charge and fluctua-tions in net asset value, and will assume all income and capital gain distributions are reinvested. The fixed rate of return will be clearly stated and presented as a monthly compounded figure, and therefore will not reflect any market fluctuation.

               In advertising and sales literature, the performance of a Portfolio may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of a Portfolio. Comparison of a Portfolio to an alternative investment will consider differences in features and expected performance.

               All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which Principal Preservation generally believes to be accurate. A Portfolio may also note its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, Principal Preservation assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention a Portfolio or Principal Preservation include, but are not limited to, the following:

          The Business Journal      Milwaukee Journal
          Business Week             Money
          Changing Times            Mutual Fund Letter
          Chicago Tribune           Mutual Fund Values
          Chicago Sun-Times           (Morningstar)
          Crain's Chicago           Newsweek
          Business                  The New York Times
          Consumer Reports          Pension and Investments
          Consumer Digest           Personal Investor
          Financial World           Stanger Reports
          Forbes                    Time
          Fortune                   USA Today
          Investor's Daily          U.S. News and World Reports
          Los Angeles Times         The Wall Street Journal
          Milwaukee Sentinel

               When a newspaper, magazine or other publication mentions
          Principal Preservation or a Portfolio, such mention may include:
           (i) listings of some or all of the Portfolio's holdings; (ii)
          descriptions of characteristics of some or all of the securities held by the Portfolio, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information or similar statistics for the securities com-prising any of the indexes or averages listed above; and (iii) descriptions of Principal Preservation or the Portfolio manager's economic and market outlook, general and for the Portfolio.

               A Portfolio may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

               The performance of the Select Value Portfolio may be compared to any or all of the following indexes or averages:

          Dow-Jones Industrial Average       New York Stock Exchange
          Russell 2000 Small Stock Index     Composite Index
          Russell Mid-Cap Stock Index        American Stock Exchange
          Standard & Poor's 500 Stock        Composite Index
          Index                              NASDAQ Composite
          Standard & Poor's 400              NASDAQ Industrials
          Industrials                        (These indexes generally
          Standard & Poor's Mid-Cap 400      reflect the performance of
          Index                              stock traded in the indicated
          Wilshire 5000                      markets.)
          Wilshire 4500
          Wilshire 4000
          (These indexes are widely
          recognized indicators of
          general U.S. stock market
          results.)

               The performance of the Select Value Portfolio may also be compared to the following mutual fund industry indexes or averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Company Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Small Company Growth Fund Index; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

               Lipper Small Growth Fund Index reflects the net asset value weighted total return of the largest thirty growth funds as calculated and published by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds.

               The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper and by Morningstar, Inc. ("Morningstar"), respectively. The Select Value Portfolio may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Select Value Portfolio to a different category or develop (and place the Portfolio into) a new category, the Portfolio may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, the Select Portfolio may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting the Portfolio's risk score (which is a function of the Portfolio's monthly returns less the 3-month Treasury bill return) from the Portfolio's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risks, or both.

               To illustrate the historical returns on various types of financial assets, the Select Value Portfolio may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. The Portfolio may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Principal Preservation to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stock (small-capitalization, large-capitalization, or both).

                     DETERMINATION OF NET ASSET VALUE PER SHARE

               Shares are sold at their net asset value per share plus the applicable sales charge. See "Purchase of Shares." Net asset value per share of each Portfolio is determined by subtracting the Portfolio's liabilities (including accrued expenses and dividends payable) from the Portfolio's total assets (the value of the securities the portfolio holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

               The net asset value per share will be calculated as of the close of trading on the New York Stock Exchange (the "Exchange") at least once every weekday, Monday through Friday, except on customary national business holidays which result in the closing of the Exchange (including New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The calculation is as of the close of trading on the Exchange for the S&P 100 Plus, Select Value, and Dividend Achievers Portfolios, 2:30 p.m. New York time for the Tax-Exempt Portfolio, and 3:00 p.m. New York time for the Government Portfolio.

               Hedging instruments will be valued at their last sale price prior to the close of the Exchange, unless there have been no trades on that day and the last sale price is below the bid, or above the asked, price. If the last prior sale price is below the bid, instruments will be valued at the bid price at the close of the Exchange; if the last prior sale price is above the asked, the instrument will be valued at the asked price at the close of the Exchange. The municipal securities in which the Portfolios will invest are traded primarily in the over-the-counter market.
           Securities for which market quotations are readily available will be valued in the same manner as for hedging instruments.
          Securities and other assets for which quotations are not readily available will be valued at their fair value on a consistent basis using valuation methods determined by the Board of Directors. Each Portfolio intends to determine fair value for such securities based in part upon the information supplied by pricing services approved by the Board of Directors. Valuations of portfolio securities furnished by the pricing service will be based upon a computerized matrix system and/or appraisals by the pricing service in each case in reliance upon information con-cerning market transactions and quotations from recognized securities dealers.

                                 PURCHASE OF SHARES

               Ziegler acts as the principal Distributor for each of the Portfolios. Ziegler will allow Selected Dealer discounts (which are alike for all Selected Dealers) from the applicable public offering price. Neither Ziegler nor Selected Dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distribution Agreement between Principal Preservation and Ziegler will continue from year to year if it is approved annually by Principal Preservation's Board of Directors, including a majority of those Directors who are not interested persons, or by a vote of the holders of a majority of the outstanding shares. The Agreement may be terminated at any time by either party on 60 days notice and will automatically terminate if assigned.


               For the fiscal years ended December 31, 1995, 1994 and 1993 (or the portion of such year during which the relevant Portfolio was in operation), commissions earned on sales of shares of all of the Portfolios aggregated $503,000, $533,000 and $1,020,000, respectively.


                                 Commissions and Rule 12b-1 Fees Earned by
                                 Ziegler on Sales of Portfolio Shares for
                                 Year Ended December 31,
                                ------------------------------------------
          Portfolio              1995           1994          1993
          ---------              ----           ----          ----

          Government           $76,633          $166,452      $263,326

          Tax-Exempt            46,341            84,955       181,460

          S&P 100 Plus         177,540            49,291       275,254

          Select Value          18,676            26,161(1)<F8>     --

          Dividend Achievers    35,089            37,309       140,313
                               -------            --------       -------

              TOTAL           $354,279          $519,799    $1,008,988
                               -------          --------    ----------
                               -------          --------    ----------


          (1)<F8>Reflects commissions earned on sales of shares of the Select Value Portfolio for the period from August 31, 1994 (commencement of operations) through December 31, 1994.

               Shares of a Portfolio may be purchased by certain classes of persons without a sales charge, or a reduced sales charge, as described in the Prospectus. The Board of Directors believes this is appropriate because of the minimal sales effort needed to accommodate these classes of persons.

               Because sales to members of qualified groups result in economies of sales efforts and sales related expenses, the Dis-tributor is able to offer a reduced sales charge to such persons.
           A "qualified group" is one which: (1) has been in existence for more than six months; (2) has a purpose other than acquiring shares of one or more of the Portfolios at a discount; and (3) has more than ten members, is available to arrange for group meetings between representatives of the Distributor or Selected Dealers distributing shares of the Portfolios, and agrees to include sales and other materials related to Principal Preservation in its mailings to members at reduced or no cost to the Distributor or Selected Dealers. See "Purchase of Shares -- Group Purchases" in the Prospectus.

                                     TAX STATUS

               Each series of a series company, such as Principal
          Preservation, is treated as a single entity for Federal income tax purposes so that the net realized capital gains and losses of the various portfolios in one fund are not combined.

               Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code").
          In order to qualify as a regulated investment company, each Portfolio must satisfy a number of requirements. Among such requirements is the requirement that at least 90 percent of a Portfolio's gross income must be derived from dividends, interest and gains from the sale or other disposition of stock or other securities. Another requirement is that less than 30 percent of a Portfolio's gross income be derived from the sale or other disposition of securities (net of losses on designated hedges) held for less than three months. In determining these gross income requirements, a loss from the sale or other disposition of securities does not enter into the computation.

               Gain or loss on the sale of U.S. Government securities held by a Portfolio for more than six months will generally be long-term capital gain or loss.


               For information on federal taxation of options and futures, see "Investment Program - Federal Taxation of Options and Futures."

               A portion of each Portfolio's (other than the Tax-Exempt Portfolio) net investment income will qualify for the 70% divi-dends received deduction for corporations. The aggregate amount eligible for the dividends received deduction may not exceed the aggregate qualifying dividends received by the Portfolio for the year. If less than 100% of the Portfolio's gross income consti-tutes dividend income, then only a portion of distributions by the Portfolio will be treated as dividend income for purposes of computing the dividends received deduction for corporations.

               Dividends and other distributions paid to individuals and other non-exempt payees are subject to a 31% backup Federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or cer-tification that the shareholder is not subject to such backup withholding or if one of the Portfolios is notified that the shareholder has underreported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemp-tion or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identifi-cation number is the social security number. An investor may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the Account Application form attached to the Prospectus or IRS Form W-9.

               Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares will not be deductible for Federal income tax purposes. Further, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should con-sult their own tax advisor before purchasing a Portfolio's shares.


                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


               As of January 31, 1996, no person was known to the Fund to be the "beneficial owner" (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of the outstanding shares of the Fund's common stock, or of any of the Portfolios, except that: (i) Ottawa County, #28, P.O. Box 705, 414 Washington, Grand Haven, Michigan owns beneficially 366,239 shares of the Government Portfolio, or approximately 7% of all outstanding shares of that Portfolio; (ii) Ziegler Growth Retirement Plan, 215 North Main Street, West Bend, Wisconsin owns beneficially 48,728 shares of Select Value Portfolio, or approximately 28.4% of all outstanding shares of that Portfolio; and (iii) B. C. Ziegler and ompany, 215 North Main Street, West Bend, Wisconsin owns beneficially 44,420 of the Select Value Portfolio, or approximately 12.8% of all outstanding shares of that Portfolio. Information as to beneficial ownership was obtained from information on file with the Securities and Exchange Commission or furnished by the specified person or the transfer agent.


                        PORTFOLIO TRANSACTIONS AND BROKERAGE


               Basic information with respect to portfolio transactions and brokerage is set forth in the Prospectus under "Portfolio Trans-actions and Brokerage." In addition to the conditions and limi-tations there described, in the event Ziegler or another affiliate of an Advisor is utilized as a broker by Principal Preservation, and other clients of such Advisor are considering the same types of transactions simultaneously, the Advisor will allocate the transactions and securities in which they are made in a manner deemed by it to be equitable, taking into account size, timing and amounts. This may affect the price and avail-ability of securities to a Portfolio.

               During the fiscal years ended December 31, 1995, 1994 and 1993 (or the portion of such year during which the relevant Portfolio was in operation), the aggregate brokerage commissions paid by each Portfolio to Ziegler or an affiliate of Ziegler were as follows:


                                Brokerage Commissions Paid to Ziegler or
                                Its Affiliates for Year Ended December 31,
                                ------------------------------------------
          Portfolio             1995           1994         1993
          ---------             ----           ----         ----

          Government            $-0-           $  -0-       $  -0-

          Tax-Exempt             -0-              -0-          -0-

          S&P 100 Plus           -0-              -0-          -0-

          Select Value           -0-              -0-           --

          Dividend Achievers   17,596            28,505       60,730
                               ------           --------      -------

              TOTAL           $17,596          $28,505       $60,730
                              -------          --------      -------
                              -------          --------      -------



               The amount received by Ziegler or other affiliates of an Advisor during the year ended December 31, 1995 constituted 60% of the aggregate brokerage commissions paid by Principal Preservation during that year, and the brokerage commissions earned by Ziegler or other affiliates of an Advisor during that year were earned on approximately 56% of the total dollar amount of portfolio transactions of Principal Preservation which involved the payment of commissions. The difference in these percentages is attributable to the fact that commissions on equity and index options in which the S&P 100 Plus Portfolio invests, the trading of which is not directed to an affiliate of any Advisor, are based upon the number of contracts rather than the underlying value of the contracts. Therefore, there is an artificial difference between the percentage of brokerage commissions paid to such affiliates compared to the percentage of aggregate dollar amount of portfolio transactions.


                                DISTRIBUTION EXPENSES

               Principal Preservation's Distribution Plan (the "Plan" ) is its written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

               The Plan authorizes the Distributor to make certain payments to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of Principal Preservation's shares (such as sale or placement of Principal Preservation's shares, or administrative assistance, such as maintenance of sub-accounting or other records). Qualified recipients include banks and other financial institutions. The Plan also authorizes the Distributor to purchase advertising for shares of the Portfolios, to pay for sales literature and other promotional material, and to make payments to its sales personnel. Any such payments to qualified recipients or expenses will be reimbursed or paid by Principal Preservation, up to maximum annual amounts established under the terms of the Plan.


               The maximum amount of fees payable under the Plan by any Portfolio during any calendar year may not exceed an amount equal to 0.25 of 1% of the average daily net assets of the Portfolio over the relevant year. Prior to July 1, 1995, Rule 12b-1 distribution fees for the Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio and Dividend Achievers Portfolio, were not assessed on net assets of those Portfolios allocated to accounts opened prior to March 1, 1991 (and net assets allocated to accounts in any of those Portfolios opened on or after March 1, 1991, provided the account was opened in connection with an exchange from another one of those Portfolios). Pursuant to an amendment to the Plan (the "Plan Amendment") approved by the shareholders of each of those Portfolios on April 27, 1995, effective July 1, 1995, net assets allocated to such accounts no longer are excluded from the calculation of the fee payable by those Portfolios under the Plan. Rather, like all of the other Portfolios, the maximum fees payable under the Plan by each of those Portfolios during any fiscal year is equal to 0.25 of 1% of the Portfolio's total
                                                                -----
          average daily net assets.


               As a phase-in measure in connection with implementation of the Plan Amendment, the Advisor committed that it would reimburse expenses to each of the Government, Tax-Exempt, S&P 100 Plus and Dividend Achievers Portfolios as necessary so that, for the period commencing July 1, 1995 and continuing through December 31, 1996, the annualized operating expenses of those Portfolios will not exceed the following amounts, stated as a percentage of the relevant Portfolio's average daily net assets: Government Portfolio - 1.15%; Tax-Exempt Portfolio - 1.15%; S&P 100 Plus Portfolio - 1.25%; and Dividend Achievers Portfolio - 1.30%.

               The Distributor bears its expenses of distribution above the foregoing amounts. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan. Payments under the Plan to the Distributor for the year ended December 31, 1995 for each Portfolio are shown in the table under "Management of Principal Preservation -- Other Services" above.

               The Plan states that if and to the extent that any of the payments by Principal Preservation listed below are considered to be "primarily intended to result in the sale of shares" issued by a Portfolio within the meaning of the Rule, such payments by Principal Preservation are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (1) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of Principal Preservation or other funds or other investments; (2) the costs of preparing, printing and mailing of all prospectuses to shareholders; (3) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of Principal Preservation's shares; (4) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (5) all fees and expenses relating to the qualification of Principal Preservation and or their shares under the securities or "Blue Sky" laws of any jurisdiction; (6) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of Principal Preservation's shares; (7) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance; (8) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (9) all costs of responding to telephone or mail inquiries of shareholders.

               The Plan also states that it is recognized that the costs of distribution of Principal Preservation's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of the Advisors are dependent primarily on the advisory fees paid by Principal Preservation to Ziegler. If and to the extent that any investment advisory fees paid by Principal Preservation might, in view of any excess distribution costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by Principal Preservation, the payment of such fees is nonetheless authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which Principal Preservation is a party, the Board of Directors including its Directors who are not "interested persons" as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Directors"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the 1940 Act.

               Under the Plan, Principal Preservation is obligated to pay distribution fees only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from the previous years. The Plan permits the Distributor to pay a portion of the distribution fee to authorized broker dealers, which may include banks or other financial institutions, and to make payments to such persons based on either or both of the following: (1) as reimbursement for direct expenses incurred in the course of distributing Principal Preservation's shares or providing administrative assistance to Principal Preservation or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals and personnel (including commissions and other compensation paid to such personnel); and/or (2) at a specified percentage of the average value of certain qualifying accounts of customers of such persons.

               The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Directors, and the Directors shall review, the following: (1) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made; (2) the amounts of expenses and the purpose of each such expense; and (3) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

               The Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors and its Qualified Directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated any time without penalty by a vote of a majority of the Qualified Directors or by the vote of the holders of a majority of the outstanding voting securities of Principal Preservation (or with respect to any Portfolio, by the vote of a majority of the outstanding shares of such Portfolio). The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Directors who are not interested persons of Principal Preservation is committed to the discretion of such disinterested Directors. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Directors.


                                      CUSTODIAN

               Principal Preservation serves as its own Custodian. The securities of each Portfolio are held by Ziegler, an affiliated person of Principal Preservation, as Depository. In addition Ziegler performs certain administrative, clearing and record keeping functions for each Portfolio. For such services, Ziegler is compensated at the rate of .055 of 1% of the first $10 million of each Portfolio's assets, .03 of 1% of the next $40 million of assets, .016 of 1% of the next $200 million of assets, and 0.015 of 1% of assets in excess of $250 million. Fees paid to Ziegler for providing these services to each Portfolio for the year ended December 31, 1995 are shown in the table under the section of this Statement of Additional Information entitled "Management of Principal Preservation -- Other Services."

                     COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

               Quarles & Brady, as counsel to Principal Preservation, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Prospectus. Arthur Andersen LLP, independent public accountants, are the auditors of Principal Preservation.

                                       EXPERTS

               The audited financial statements of the Portfolios incor-porated by reference into the Prospectus have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto and incorporated by reference into the Prospectus in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

                                  PORTFOLIO RATINGS

               A Portfolio may obtain and use a rating from a nationally recognized statistical rating organization. A rating on the shares of an investment company is a current assessment of creditworthiness with respect to the investments held by such fund. This assessment takes into consideration the financial capacity of the issuers and of any guarantors, insurers, lessees, or mortgagors with respect to such investments. The assessment, however, does not take into account the extent to which a Port-folio's expenses or portfolio asset sales for less than the Portfolio's purchase price will reduce yield or return. In addition, the rating is not a recommendation to purchase, sell, or hold units, inasmuch as the rating does not comment as to market price of the shares or suitability for a particular investor.


                    DESCRIPTION OF RATINGS OF CERTAIN SECURITIES

               As set forth in the Prospectus under the captions "Investment Objectives" and "Investment Program," generally, each Portfolio will limit its investment in debt securities to those which are rated in one of certain specified categories by a Nationally Recognized Statistical Rating Organization or are U.S. Government Securities. The following is a brief description of the rating systems used by three of these organizations.


          CORPORATE AND MUNICIPAL BOND RATINGS

          Standard & Poor's Corporation
          -----------------------------

               An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obliga-tion. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

               The ratings are based, in varying degrees, on the following considerations:

               I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repay-ment of principal in accordance with the terms of the obligation;

               II.  Nature of and provisions of the obligation; and

               III. Protection afforded by, and relative position of the
                    obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

               S&P's four highest rating categories are as follows:

               AAA. Debt rated AAA has the highest rating assigned by S&P.
                     Capacity to pay interest and repay principal is
                    extremely strong.

               AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

               A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

               BBB. Bonds rated BBB are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protective parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.


          Moody's Investors Service, Inc.
          -------------------------------

               The purpose of Moody's Ratings is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. Moody's four highest rating categories are as follows:

               Aaa. Bonds which are rated Aaa are judged to be the best
                    quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa. Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.
                     They are rated lower than the best bonds because
                    margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

               A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

               Baa. Bonds which are rated Baa are considered as medium
                    grade obligations: i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Fitch Investors Service, Inc.
          -----------------------------

               Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Fitch's four highest rating categories are:

               AAA. Bonds considered to be investment grade and of the
                    highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

               AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

               A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

               BBB. Bonds considered to be investment grade and of
                    satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          General
          -------

               The S&P and Fitch "AA", "A" and "BBB" ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

               The letter "p" following an S&P rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his or her own judgment with respect to such likelihood and risk.

               The word "Conditional" following a Fitch rating indicates the rating is conditional and is premised on the successful completion of a project or the occurrence of a specific event.

               Moody's security rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

               The symbol "Con" in a rating by Moody's indicates a pro-visional rating given to bonds for which the security depends upon the completion of some act of the fulfillment of some condition. These are bonds secured by: (1) earnings of projects under construction; (2) earnings of projects unseasoned in operating experience; (3) rentals which begin when facilities are completed; or (4) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          MUNICIPAL NOTE RATINGS

          Moody's Investors Service, Inc.
          -------------------------------

               MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

               MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

               MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

               MIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

          Standard & Poor's Corporation
          -----------------------------

               SP-1. Notes rated SP-1 have very strong or strong capa-city to pay principal and interest. Those issues determined to possess overwhelming safety charac-teristics are designated as SP-1+.

               SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

               Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

               -Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note.)

               -Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note.)

          Fitch Investors Service, Inc.
          -----------------------------

               Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

                F-1+. Exceptionally Strong Credit Quality.  Issues assigned
                      -----------------------------------
                      this rating are regarded as having the strongest degree of assurance for timely payment.

                F-1.  Very Strong Credit Quality.  Issues assigned this
                      --------------------------
                      rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                F-2.  Good Credit Quality.  Issues assigned this rating
                      -------------------
                      have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

                F-3.  Fair Credit Quality.  Issues assigned this rating
                      -------------------
                      have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                Fitch also uses the symbol "LOC" which indicates that the rating is based on a letter of credit issued by a commercial bank.

          RATINGS OF COMMERCIAL PAPER

          Standard & Poor's Corporation
          -----------------------------

                S&P ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The ratings are based on current information furnished to S&P by the issuer and obtained by S&P from other sources it considers reliable. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

                A-1. This designation indicates the degree of safety regarding timely payment is overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted with a "plus" (+) designation.

                A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

                A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                B. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

                C. Issues rated "C" are regarded as having a doubtful capacity for payment.

                D.    Issues rated "D" are in payment default.

          Moody's Investors Service, Inc.
          -------------------------------

               Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Prime-1. Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment or short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization struc-tures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash genera-tion; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

          Prime-2. Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above in the Prime-1 category but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Prime-3. Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profita-bility may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

               The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the instruments rated by them. It should be emphasized that such ratings, which are subject to revision or withdrawal, are general and are not absolute standards of quality.


                                FINANCIAL STATEMENTS

                       PRINCIPAL PRESERVATION PORTFOLIOS, INC.



               The following audited financial statements and footnotes thereto of Principal Preservation Portfolios, Inc., including the Government, Tax-Exempt, S&P 100 Plus, Select Value and Dividend Achievers Portfolios, and the Report of the Independent Public Accountants thereon, are incorporated herein by reference from Principal Preservation's 1995 Annual Report to Shareholders.


               (1)  Balance Sheets of each Portfolio dated December 31,
                    1995.


               (2) Statements of Changes in Net Assets of each Portfolio for the years ended December 31, 1995 and 1994 (except that this Statement of the Select Value Portfolio covers the period from August 23, 1994 (commencement of operations) through December 31, 1994, as well as the year ended December 31, 1995).


               (3) Statements of Operations of each Portfolio for the year ended December 31, 1995.

               A copy of the Annual Report may be obtained free of charge by writing to Principal Preservation, 215 North Main Street, West Bend, Wisconsin 53095.

          Principal Preservation Portfolios, Inc.
               215 North Main Street
               West Bend, Wisconsin 53095

          INVESTMENT ADVISORS


               Ziegler Asset Management, Inc.
               215 North Main Street
               West Bend, Wisconsin  53095

               PanAgora Asset Management, Inc.
               260 Franklin Street
               Boston, Massachusetts  02110


               Skyline Asset Management, Inc.
               311 South Wacker Drive
               Suite 4500
               Chicago, Illinois  60606

          DISTRIBUTOR, DEPOSITORY, ACCOUNTING/PRICING
          AGENT AND TRANSFER AND DIVIDEND DISBURSING AGENT

               B.C. Ziegler and Company
               215 North Main Street
               West Bend, Wisconsin 53095

          COUNSEL

               Quarles & Brady
               411 East Wisconsin Avenue
               Milwaukee, Wisconsin 53202

          AUDITOR


               Arthur Andersen LLP
               100 East Wisconsin Avenue
               Milwaukee, Wisconsin 53202

                       PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                                     MAY 1, 1996

                         STATEMENT OF ADDITIONAL INFORMATION


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

Part C.   Other Information

Item 24.  Financial Statements and Exhibits
          ---------------------------------

            (a)     Financial Statements of the Registrant included or
               incorporated by reference into Part B for each series:

                  (1)    Balance Sheet

                  (2)    Statement of Changes in Net Assets

                  (3)    Statement of Operations

                  (4)    Schedule of Investments

                  (5)    Report of Independent Accountants

          (b)  Exhibits:

               See Exhibit Index following Signature Page, which Exhibit Index is incorporated herein by this reference.

Item 25.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          Not applicable.

Item 26.  Number of Holders of Securities
          -------------------------------
          At January 31, 1996, the number of record holders of each class of securities of Registrant or its predecessors, as the case may be, was:

                                             Number of Holders of
                                             Record of Shares of
          Portfolio                              Common Stock
          ---------                          -------------------

            Government Portfolio                   2480
            S&P 100 Plus Portfolio                 4424
            Tax-Exempt Portfolio                   1967
            Select Value Portfolio                  298
            Dividend Achievers Portfolio           2256
            Wisconsin Tax-Exempt Portfolio          842
            Cash Reserve Portfolio
              Class X Common Stock                   64
              Class Y Common Stock                   64

Item 27.  Indemnification
          ---------------

          Reference is made to Article IX of the Registrant's Bylaws filed as Exhibit No. 2 to its Registration Statement with respect to the indemnification of Registrant's directors and officers, which is set forth below:

          Section 9.1.  Indemnification of Officers, Directors, Employees and
          -----------   -----------------------------------------------------
          Agents.  The Corporation shall indemnify each person who was or is a
          ------
          party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:
               --------

               (a) whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

               (b)  the Corporation shall not indemnify any person unless:

                    (1) the court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                    (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

     Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

          (1) such person shall provide adequately security for his undertaking;

          (2) the Corporation shall be insured against losses arising by reason of such advance; or

          (3) a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

     Section 9.2 Insurance of Officers, Directors, Employees and Agents.  The
     ------------------------------------------------------------------
Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

     Registrant undertakes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Advisor
          ----------------------------------------------------

     (a)  Ziegler Asset Management, Inc.

          Ziegler Asset Management, Inc. is a wholly owned subsidiary of The Ziegler Companies, Inc. It serves as investment advisor to all of the Registrant's Portfolios.

          Set forth below is a list of the officers and directors of Ziegler Asset Management, Inc. as of December 31, 1995, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

                     Position With
                     Ziegler Asset
   Name                Management         Other Affiliations(1)<F1>
   ----             ---------------       --------------------

R. D. Ziegler        Chairman and        Chairman and Director, B.C.
                      Director           Ziegler and Company
                                         Director, Johnson Controls, Inc.
                                         5757 N. Green Bay Avenue, Milwaukee,
                                         WI 53201 (manufacturing)

Geoffrey G. Maclay,  President and       President and Chief Executive Officer,
Jr.                  Chief               Ziegler Asset Management, Inc.
                     Executive Officer

P. D. Ziegler        Senior Vice         President, Chief Executive
                     President and       Officer and Director,
                     Director            B.C. Ziegler and Company;
                                         Director, West Bend Mutual Insurance
                                         Company, 1900 S. 18th Avenue, West Bend
                                         WI 53095 (insurance company)

Robert J. Tuszynski  Vice President      Vice President--Director of Mutual
                                         Funds, B.C. Ziegler and Company

M. J. Dion           Vice President-     Vice President-Portfolio
                     Portfolio Manager   Manager and Chief Investment
                     and Chief           Officer, Ziegler Asset
                     Investment Officer  Management, Inc.

R.F. Patek           Vice President-     Vice President-Portfolio
                     Portfolio Manager   Manager, Ziegler Asset Management, Inc.

D.R. Wyatt           Vice President-     Vice President, B.C. Ziegler
                     Market Manager      and Company

J. R. Schmidt        Secretary           Corporate Secretary, B.C. Ziegler and
                                         Company

L. R. Van Horn       Treasurer           Senior Vice President-Finance
                                         and Director, B.C. Ziegler and Company

<F1>Note (1): Certain of the indicated persons are officers or directors, or both, of B.C. Ziegler and Company's parent, The Ziegler Companies, Inc., and of other subsidiaries of its parent. Other than these affiliations, and except as otherwise indicated on the table, the response is none.
      (b) PanAgora Asset Management, Inc.

          PanAgora Asset Management, Inc. is owned 50% by Nippon Life Insurance Company; the other 50% is owned by Lehman Brothers, Inc. PanAgora Asset Management, Inc. serves as sub-advisor to the S&P 100 Plus Portfolio of the Registrant.

          Set forth below is a list of the executive officers and directors of PanAgora Asset Management, Inc., as of December 31, 1995, together with information as to any other business, profession, vocation or employment of a substantial nature of such persons during the past two years(1):

NAME      TITLE      ADDRESS                  PRINCIPAL OCCUPATION
----      -----      -------                  --------------------
(ELECTION
---------
DATE)
------

Makoto    Director   Nippon Life Insurance    Managing Director of
Toda                 Company                  Nippon Life Insurance
(5/9/95)             1-2-2 Yuraku-cho         Company
                     Chlyoda-Ku               Tokyo, Japan
                     Tokyo 100,
                     Japan

Masatake  Director   Nippon Life Insurance    Director of NLI
Shimaski             Company                  International, Inc.
(11/12/9             1251 Avenue of the       Life Insurance Company
3)                   American                 Tokyo, Japan
                     Suite 5210
                     New York, NY 10020-1195

Haruski   Director   Nippon Life Insurance    General Manager of
Deguohl              Company                  Nippon Life Insurance
(5/9/95)             1-2-1 Yuraku-cho         Company
                     Chlyoda-Ku               Tokyo, Japan
                     Tokyo 100
                     Japan

Toru      Director   PanAgora Asset           Managing Director
Morishig  (Vice      Management, Inc., 260    PanAgora Asset
(5/9/95)  Chairman)  Franklin Street, 22nd    Management, Inc.
                     Floor, Boston, MA 02110  Boston, MA
                     USA

Rudolph S. Director  Lehman Brothers
Petralla             Holdings, Inc.
(7/17/95)            3 World Financial Center
                     New York, NY  10265
                     USA

Bruce E.  Director   PanAgora Asset           President and Chief
Clarke    and        Management, Inc.         Executive Officer,
(10/7/94) President  260 Franklin Street      PanAgora Asset
                     22nd Floor               Management, Inc.
                     Boston, MA  02110        Boston, MA
                     USA

Richard   Director   Lehman Brothers          Chairman and Chief
S. Fuld, Jr.         Holdings, Inc.           Executive Officer
(11/12/93)           3 World Financial        Lehman Brothers
                     Center New York, NY      Holdings, Inc.
                     10285                    New York, NY
                     USA

Bruce R.  Director   Lehman Brothers          Chairman and CEO-
Lakefield (Chairman) International            Europe
(4/08/94)            One Broadgate            Lehman Brother
                     London EC2M 7HA          International
                     England                  London, England

Edgar E.  Director   PanAgora Asset           Director of Asset
Peters               Management, Inc.         Allocation
(3/15/96)            260 Franklin Street      PanAgora Management,
                     22nd Floor               Inc.
                     Boston, MA  02110        Boston, MA
                     USA

Paul R.   Director   PanAgora Asset           Director of Equity and
Samuelson            Management, Inc.         Fixed
(3/15/95)            260 Franklin Street        Income Investments
                     22nd Floor               PanAgora Asset
                     Boston, MA  02110        Management, Inc.
                     USA                      Boston, MA

Kathleen  Secretary  PanAgora Asset           Senior Manager,
I. DeVivo            Management, Inc.         Compliance Officer
(9/20/91)            260 Franklin Street      PanAgora Asset
                     22nd Floor               Management, Inc.
                     Boston, MA 02110         Boston, MA
                     USA

Michael   Treasurer  PanAgora Asset           Senior Manager,
H. Turpin            Management, Inc.         Treasurer
(9/20/91)            260 Franklin Street      PanAgora Asset
                     22nd Floor               Management, Inc.
                     Boston, MA 02110         Boston, MA
                     USA

Note (1): Certain of the indicated persons are officers or directors, or both, of affiliates of PanAgora. Other than these affiliations, and except as otherwise indicated on the table above, the response is none.

     (c)  Skyline Asset Management, L.P.

          Skyline Asset Management, L.P. ("Skyline") is a limited partnership whose general partner is Affiliated Managers Group, Inc. ("AMG") and whose limited partners consist of corporations owned by four former management employees of Skyline's predecessor in interest, namely Messrs. Dutton, Kailin, Lutz and Maloney. AMG may be deemed to be controlled by Advent VII, L.P., by virtue of the fact that Advent VII, L.P. owns more than 50% of the voting stock of AMG. Advent VII, L.P. in turn may be deemed to be controlled by its sole general partner, TA Associates VII, L.P., a limited partnership, which in turn may be deemed to be controlled by its sole general partner, TA Associates, Inc. Skyline's principal executive offices are located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. AMG's principal executive offices are located at One International Place, Boston, Massachusetts 02110. The address of each of Advent VII, L.P., TA Associates VII, L.P. and TA Associates, Inc. is c/o TA Associates, Inc., High Street Tower, Suite 2500, 125 High Street, Boston, Massachusetts 02110.

          Set forth below is a list of the officers and directors of Skyline Asset Management, L.P. as of December 31, 1995, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years (the business address of all such persons is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606):

                        Position With Skyline
                       Asset Management, L.P.
                       ----------------------
         Name                                        Principal Occupation
         ----                                        --------------------

William M. Dutton      Chief Executive         Chief Executive Officer of
                       Officer and Limited     Skyline Asset Management, L.P.
                       Partner                 since August, 1995; Executive
                                               Vice President, Mesirow Asset
                                               Management, Inc., from April,
                                               1984 through August, 1995;
                                               President, Skyline Fund (regis-
                                               tered investment company)

Kenneth S. Kailin      Principal - Portfolio   Principal - Portfolio Manager,
                       Manager and Limited     Skyline Asset Management, L.P.
                       Partner                 since August, 1995; Senior Vice
                                               President, Mesirow Asset
                                               Management, Inc., from April,
                                               1987 through August, 1995;
                                               Executive Vice President,
                                               Skyline Fund (registered
                                               investment company)

Geoffrey P. Lutz       Principal - Marketing   Principal - Marketing, Skyline
                       and Limited Partner     Asset Management, L.P. since
                                               August, 1995; Vice President,
                                               Mesirow Asset Management, Inc.,
                                               August, 1992 through August,
                                               1995; prior thereto, Registered
                                               Representative, Mesirow
                                               Financial, Inc. and Mesirow
                                               Investment Services, Inc.
                                               (registered brokers-
                                               dealers/investment advisers);
                                               Executive Vice President;
                                               Skyline Fund (registered
                                               investment company)

Michael Maloney        Principal - Securities  Principal - Securities Analyst,
                       Analyst and Limited     Skyline Asset Management, L.P.,
                       Partner                 since August, 1995; Investment
                                               Analyst, Mesirow Asset
                                               Management, Inc. from February,
                                               1993 through August, 1995; prior
                                               thereto Investment Analyst,
                                               Baker Fentress & Co. (investment
                                               manager); Senior Vice President,
                                               Skyline Fund (registered
                                               investment company)

Scott C. Blim          Chief Operating         Chief Operating Officer, Skyline
                       Officer                 Asset Management, L.P. since
                                               September, 1995; Vice President,
                                               Director and Chief
                                               Administrative Officer, Murray
                                               Johnstons International Ltd.
                                               (investment firm) from 1989 to
                                               1994; Secretary and Treasurer,
                                               Skyline Fund (registered


Item 29.  Principal Underwriters
          ----------------------

     (a)
                                             Other Investment
                                             Companies for which
                                             Underwriter Acts
                                             As Underwriter,
                                             Depositor or
     Underwriter                             Investment Adviser
     -----------                             ------------------


      B.C. Ziegler and Company          An underwriter for American Tax-Exempt
                                   Bond Trust, Series 1 (and subsequent series); Ziegler U.S. Government Securities Trust, Series 1 (and subsequent series); American Income Trust, Series 1 (and subsequent series); Ziegler Money Market Trust; The Insured American Tax-Exempt Bond Trust, Series 1 (and subsequent series); and principal underwriter for Portico Funds.

      (b) Set forth below is a list of the officers and directors of B.C. Ziegler and Company as of December 31, 1995, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years. None of the persons identified serves as an officer or director of the Registrant, except that R. Douglas Ziegler serves as the Chairman of the Board, President and a Director of the Registrant, Robert J. Tuszynski serves as Vice President and a Director of the Registrant, Jay Ferrara serves as Treasurer of the Registrant, and S. Charles O'Meara serves as Secretary of the Registrant. The address of each officer and director of B.C. Ziegler and Company is 215 North Main Street, West Bend, Wisconsin 53095, Phone (414) 334-5521.

                        Position With
     Name           B.C. Ziegler Company    Position with Principal Preservation
     ----           --------------------    ------------------------------------

R. Douglas Ziegler  Chairman of the Board    Chairman of the Board and President
                    and Director


Peter D. Ziegler    President, Chief
                    Executive Officer and
                    Director


S. Charles O'Meara  Senior Vice President    Secretary
                    and General Counsel

Eugene H. Rudnicki  Senior Vice President

John C. Wagner      Senior Vice President--
                    Retail Sales

Ronald N. Spears    Senior Vice President
                    and Director

James R. Wyatt      Senior Vice President

Donald A.
  Carlson, Jr.      Senior Vice President

Neil L.
  Fuerbringer       Senior Vice President--
                    Administration

Michael P. Doyle    Senior Vice President--
                    Retail Operations

Lynn R. Van Horn    Senior Vice President--
                    Finance and Director

Charles G. Stevens  Vice President--Marketing
                    Director

Jack H. Downer      Vice President--
                    MIS Director

Vernell D. Krueger  Vice President--
                    Operations

Robert J. Tuszynski Vice President--Director Vice President and Director
                    of Mutual Funds

G. Aman             Vice President--Insurance

Sheila K. Hittman   Vice President--Personnel

James M. Bushman    Vice President--Recruiting
                    and Training Coordinator

Lay C. Rosenheimer  Vice President--
                    Bond Sales Control

Darrell P. Frank    Vice President--Director
                    of Strategic Change

Janine R. Schmidt   Corporate Secretary

Kathleen A. Lochen  Assistant Secretary

Jeffrey C.
  Vredenbregt       Vice President, Assistant
                    Treasurer and Controller

Robert J. Johnson   Vice President--
                    Compliance

Ronald C. Strzok    Assistant Vice President--
                    Administration

Jay Ferrara         Assistant Vice President--  Treasurer
                    Mutual Funds

Item 30.  Location of Accounts and Records
          --------------------------------

          (a)  B.C. Ziegler and Company
               215 North Main Street
               West Bend, Wisconsin 53095

               General ledger, including subsidiary ledgers, corporate records and contracts, Portfolio ledger. Shareholders documents, including IRA documents.

          (b)  PanAgora Asset Management, Inc.
               260 Franklin Street
               Boston, Massachusetts  02110

               Transaction journals and confirmations for options and portfolio trades for the S&P 100 Plus Portfolio.

          (c)  Ziegler Asset Management, Inc.
               215 North Main Street
               West Bend, Wisconsin  53095

               Transaction journals and confirmations for portfolio trades for all of the Portfolios of the Registrant, except for the S&P 100 Plus Portfolio and the Select Value Portfolio.

          (d)  Skyline Asset Management, L.P.
               311 South Wacker Drive
               Suite 4500
               Chicago, Illinois  60606

               Transaction journals and confirmations for portfolio trades for the Select Value Portfolio.

Item 31.  Management Services
          -------------------

          Not applicable

Item 32.  Undertakings
          ------------

          Registrant undertakes that, at the request of the shareholders holding 10% or more of the outstanding shares of the Registrant, the Registrant will hold a special meeting for the purpose of considering the removal of a director from office, and the Registrant will cooperate with and assist shareholders of record who notify the Registrant that they wish to communicate with the other shareholders for the purpose of obtaining signatures to request such a meeting, all pursuant to and in accordance with Section 16(c) of the Investment Company Act of 1940, as amended.

          Registrant undertakes to furnish a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge, to each person to whom a Prospectus is delivered.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of West Bend, State of Wisconsin on this 29th day of February, 1996.

                         PRINCIPAL PRESERVATION PORTFOLIOS, INC.


                         By:  /s/ R. D. Ziegler
                              -----------------------------------
                              R. D. Ziegler, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on this 29th day of February, 1996, by the following persons in the capacities indicated.


            Signature                                       Title
            ---------                                       -----

/s/ R. D. Ziegler                               Director and President
------------------------------
R. D. Ziegler                                   (Chief Executive Officer)


/s/ Robert J. Tuszynski                         Director and Vice President
------------------------------
Robert J. Tuszynski                             (Chief Financial Officer)


/s/ Jay Ferrara                                 Treasurer (Chief Accounting
------------------------------
Jay Ferrara                                     Officer)


Richard H. Aster*<F2>                           Director
------------------------------
Richard H. Aster

August J. English*<F2>                          Director
------------------------------
August J. English

Ralph J. Eckert*<F2>                            Director
-----------------------------
Ralph J. Eckert


*<F2>By:/s/ Robert J. Tuszynski
     ---------------------------------------
      Robert J. Tuszynski pursuant to a
      Power of Attorney dated January 19, 1996
      filed herewith (see following page)

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints R. D. Ziegler, Robert J. Tuszynski and S. Charles O'Meara, or any of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf, in any and all capacities, Principal Preservation Portfolios, Inc.'s Registration Statement on Form N-1A (Registration No. 33-12 under the Securities Act of 1933; File No. 811-4401 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable Principal Preservation Portfolios, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any of such attorneys and agents have, and may exercise, all of the powers conferred herein.

     IN WITNESS WHEREOF, each of the undersigned directors of Principal Preservation Portfolios, Inc. has hereunto set his hand as of this 19th day of January, 1996.


/s/ R. D. Ziegler                  /s/ Richard H. Aster
------------------------------     -----------------------------
R. D. Ziegler                      Richard H. Aster




/s/ Robert J. Tuszynski            /s/ August J. English
------------------------------     -----------------------------
Robert J. Tuszynski                August J. English


                                   /s/ Ralph J. Eckert
                                   -----------------------------
                                   Ralph J. Eckert

                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                     Sequential
Number            Description                               Page Number
------            -----------                               -----------

  1(a)         Restated and Amended Articles                NA
               of Incorporation*<F3>

  1(b)         December 29, 1995 Articles Supplementary(2)<F5>  NA

  2(a)         By-Laws*<F3>                                 NA

  2(b)         Amendment to Bylaws Adopted By Board         NA
               of Directors on January 20, 1995*<F3>

  3            N/A

  4            The Registrant's Operating Plan Relating     NA
               to Shares of Class X Common Stock and Class
               Y Common Stock of the Cash Reserve
               Portfolio(3)<F6>

  5(a)         Investment Advisory Agreement
               pertaining to assets of Dividend
               Achievers Portfolio

  5(b)         Investment Advisory Agreement
               pertaining to the assets of
               Tax-Exempt, S&P 100 Plus,
               Government, Wisconsin Tax-Exempt
               and Select Value Portfolios

  5(c)         Sub-Advisory Agreement with PanAgora
               Asset Management, Inc., including
               form of amendment reducing fees
               effective May 1, 1996

  5(d)         Sub-Advisory Agreement with Skyline
               Asset Management, L.P.

  5(e)         Investment Advisory Agreement with           NA
               Ziegler Asset Management, Inc. with
               respect to the Cash Reserve Portfolio(1)<F4>

  6(a)         Distribution Agreement*<F3>                  NA

  6(b)         Form of Selected Dealers Agreement*<F3>      NA

  7            N/A

  8            Depository Contract*<F3>                     NA

  9(a)         Transfer and Dividend Disbursing Agent       NA
               Agreement*<F3>

  9(b)         License Agreement with Standard & Poor's     NA
               Corporation*<F3>

  9(c)         Accounting/Pricing Agreement between         NA
               Registrant and B.C. Ziegler and Company(1)<F4>

  9(d)         Shareholder Servicing Agreement by and       NA
               between B.C. Ziegler and Company and the Registrant, as amended, relating to Class X
               Shares of the Cash Reserve Portfolio*<F3>

  9(e)         Administrative Services Agreement with       NA
               Ziegler Asset Management, Inc. with
               respect to the Cash Reserve Portfolio(1)<F4>

  10           Opinion of Counsel*<F3>                      NA

  11(a)        Consent of Independent Accountants

  11(b)        Consent of Counsel (contained in             NA
               Exhibit 10)

  12           N/A

  14           Model Retirement Plan*<F3>                   NA

  15           Rule 12b-1 Distribution Plan, as amended

  16           Schedule for Computation of Performance      NA
               Quotations* <F3>

  17           Financial Data Schedule (Included
               as Exhibit 27)                               NA

  18           See Exhibit 4                                NA

  27           Financial Data Schedule



*<F3>Denotes previously filed as part of Registrant's Registration statement or an amendment thereto, and incorporated herein by reference.

(1)<F4>Denotes previously filed as part of Registrant's Registration Statement on Form N-14 (Reg. No. 33-99010) filed with the Commission on November 3, 1995.

(2)<F5>Denotes previously filed as part of Registrant's Registration Statement
     on Form N-14 (Reg. No. 33-       ) filed with the Commission on
                            -------
    February 20, 1996.

(3)<F6>Denotes previously filed as part of Post-Effective Amendment No. 31 to this Registration Statement filed with the Commission on December 29, 1995.